UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant
☒
Filed by a Party other than the Registrant
☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12
AMERICAN AIRLINES GROUP INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.
☐
Fee paid previously with preliminary materials.
☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

April 28, 2025

To Our Stockholders:

It is my privilege to serve as the Chairman of the Board of Directors of American Airlines Group Inc., and to work closely with our CEO Robert lsom and the entire American Airlines team and my fellow Board members. On behalf of the Board, I am pleased to invite you to attend our 2025 Annual Meeting of Stockholders to be held Wednesday, June 11, 2025, at 9:00 a.m., Central Time (the “Annual Meeting”). As in recent years, the meeting will be held virtually via live audio webcast. This virtual format allows for broader participation, ensuring that all stockholders—regardless of location—can engage equally and fully.

American remains committed to building and maintaining a strong Board comprising individuals who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment, and who are effective in providing the skills, expertise and perspectives appropriate for the business and operations of the company while serving the long-term interests of our stockholders. The Board believes the 12 director nominees exemplify this commitment and represent a highly experienced group of leaders who will serve in the best interest of the company and its stockholders.

We have done a lot of important work to refresh our Board so we can continue to meet the evolving needs of the company. Not including myself, we have welcomed four new independent directors over the past five years: Doug Steenland (former CEO of Northwest Airlines), Adriane Brown (a seasoned venture capitalist and former executive officer of Honeywell), Vicente Reynal (Chairman and CEO of Ingersoll Rand) and Howard Ungerleider (former president and CFO of Dow). After 11 years of service, Michael Embler will be retiring from the Board at the Annual Meeting. Mike has been a highly effective director during his tenure, and we are grateful for his years of dedicated service. With Mike’s retirement, we have nominated Kathryn (Katie) Farmer (president and CEO of BNSF Railway) for election as a new director. Katie’s wealth of leadership, operations and transportation industry experience over the past 30 years will be important assets to American in support of our strategic goals.

In addition to our commitment to regularly refreshing the composition of our Board, we are committed to refreshing the membership and leadership of the various Board Committees. Following the Annual Meeting, we anticipate that Doug Steenland will become Chair of the Compensation Committee, Vincente Reynal will become Chair of the Finance Committee, Denise O’Leary will join the Corporate Governance and Public Responsibility Committee, and Katie Farmer will join the Finance and Safety Committees.

We remain confident that through our strategic oversight and governance, American will deliver on its commitments and drive significant value for you—our valued stockholders.

You can attend the Annual Meeting by registering at www.proxydocs.com/AAL using the control number that appears on your Notice of Internet Availability of Proxy Materials, your proxy card (printed in the gray box) and the instructions that accompanied your proxy materials. You will have the ability to submit questions in advance of and during the Annual Meeting via the meeting website.

The attached Notice of 2025 Annual Meeting of Stockholders and Proxy Statement describes the formal business to be transacted and detailed procedures for attending, submitting questions and voting at the virtual meeting. We have produced an interactive proxy statement that will provide our stockholders with better capability to navigate the document, making key information easier to find and evaluate. The interactive proxy statement is accessible at www.proxydocs.com/AAL prior to and during the Annual Meeting.

It is important that your shares be represented at the Annual Meeting, and regardless of whether you plan to attend, we request that you vote in advance on the matters to be presented at the Annual Meeting as described in these proxy materials.

Thank you to you, our shareholders, for your continued trust and support.

Sincerely,
Greg Smith
Chairman of the Board

The accompanying Proxy Statement is dated April 28, 2025, and is first being released to stockholders of American Airlines Group Inc. on or about April 28, 2025.

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

DATE AND TIME: Wednesday, June 11, 2025 9:00 a.m. Central Time VIRTUAL MEETING ACCESS: Register at www.proxydocs.com/AAL RECORD DATE: April 14, 2025	MEETING AGENDA
	1	A proposal to elect 12 directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified
	2	A proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025
	3	A proposal to approve, on a non-binding, advisory basis, executive compensation as disclosed in the attached Proxy Statement
	4	A proposal to approve Amendment No. 1 to the Tax Benefit Preservation Plan
	5	Advisory vote on stockholder proposal to end participation in the Human Rights Campaign’s Corporate Equality Index
	6	Such other business as may properly come before the 2025 Annual Meeting of Stockholders or any adjournments or postponements of the Annual Meeting

For instructions on voting in advance of and during the virtual meeting, please see page i of the Proxy Statement, which is incorporated by reference into this notice.

Important notice of internet availability of proxy materials for the Annual Meeting:

Our Proxy Statement and 2025 Annual Report to Stockholders are available at www.proxydocs.com/AAL prior to and during the Annual Meeting.

You can help us reduce costs and the impact on the environment by electing to receive and access future copies of our proxy statements, annual reports and other stockholder materials electronically by e-mail. If your shares are registered directly in your name with our stock registrar and transfer agent, Equiniti Trust Company, LLC, you can make this election by going to its website (equiniti.com/us) or by following the instructions provided when voting over the Internet. If you hold your shares in a brokerage account or otherwise through a third party in “street name,” please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to receive and view future annual meeting materials electronically.

By Order of the Board of Directors of American Airlines Group Inc.,
Michelle Earley
Corporate Secretary

PLEASE READ THE ACCOMPANYING PROXY STATEMENT CAREFULLY.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE MEETING, YOUR VOTE IS IMPORTANT AND WE

ENCOURAGE YOU TO VOTE PROMPTLY.

PROXY STATEMENT SUMMARY

This summary contains highlights about our company and the upcoming Annual Meeting. This summary does not contain all of the information that you should consider in advance of the meeting and we encourage you to read the entire Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2024 that accompanies this Proxy Statement before voting.

2025 Annual Meeting of Stockholders

Date and Time: Wednesday, June 11, 2025 at 9:00 a.m., Central Time	Virtual Meeting Access: Register at www.proxydocs.com/AAL
Record Date: April 14, 2025	Proxy Mail Date: On or about April 28, 2025

Vote in Advance of the Meeting	Vote During the Meeting
Over the Internet at www.proxydocs.com/AAL; or	Over the Internet during the Annual Meeting. Please register at www.proxydocs.com/AAL to gain access to the meeting.
By telephone at 1-866-570-3320; or	See page 1 — “Virtual Stockholder Meeting” for details on how to access the live audio webcast and vote during the Annual Meeting.
By mail — sign, date and return the proxy card or voting instruction form mailed to you.

i

2025 Proxy Statement

Submitting Questions at the Virtual Annual Meeting

Stockholders may submit questions in writing during the Annual Meeting by registering to attend the virtual meeting at www.proxydocs.com/AAL. Stockholders will need their unique control number which appears on their Notice of Internet Availability of Proxy Materials, the proxy card (printed in the gray box), and the instructions that accompany the proxy materials.

As part of the Annual Meeting, and as time permits, we will hold a live Q&A session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting’s Rules of Conduct which are pertinent to American Airlines Group Inc. (the “Company”) and the meeting matters. Answers to any such questions that are not addressed during the meeting will be published following the meeting on the Company’s website at www.aa.com under the links “Investor Relations”—“Annual Shareholders Meeting”—“2025 Annual Meeting of Stockholders Q&A.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. In order to promote fairness, efficient use of the Company’s resources and to ensure all stockholders are responded to, we will respond to up to three questions from a single stockholder. The Annual Meeting’s Rules of Conduct will be posted on www.proxydocs.com/AAL approximately two weeks prior to the Annual Meeting.

Stockholder Engagement and Governance Highlights

We welcome and value communication with our stockholders. We engage in proactive dialogue with our largest stockholders year-round to gain an understanding of their perspectives on a wide range of matters, which we regularly share with the Board of Directors of the Company (the “Board”). In 2024 and into 2025, we engaged with over 55% of our top 30 stockholders representing approximately 40% of shares outstanding. We also held engagements with the leading proxy advisor firms. We utilized these engagement sessions to focus on our recent board refreshment plan and other governance-related matters, and executive compensation, as well as our sale and distribution revenue recovery process. We also discussed the Company’s long-term strategy and recent operating and financial performance.

Stockholders may communicate directly with our Board as set forth under “Communications with the Board and Non-Management Directors” on page 41 and can find information about our 2024 stockholder engagement feedback under “Stockholder Engagement” and “Stockholder Approval of 2023 Executive Compensation and Stockholder Engagement” on pages 41 and 51, respectively. The following corporate governance and Board practices ensure accountability and enhance effectiveness in the boardroom:

Our Governance Best Practices

✓   Independent Chairman and separate Chairman and CEO roles

✓   Annually elected directors

✓   Independent Board committees

✓   Regular Board and management succession planning

✓   Independent directors meet without management present

✓   Robust oversight of strategy and risk

✓   Regular Board and committee evaluations

✓   Majority voting in director elections

✓   Stockholder right to call special meetings of stockholders

✓   Stockholder right to proxy access

✓   Stockholder engagement policy and outreach program

✓   Commitment to sustainability and social responsibility

✓   Stock ownership guidelines for directors and executive officers

ii

2025 Proxy Statement

Board Refreshment and Board Leadership Structure

The Board believes that thoughtful refreshment of the members of the Board is important to ensure that the Board continues to meet the changing needs of the Company and that new perspectives are regularly considered. The Board strives to maintain an appropriate balance of tenure, turnover, backgrounds, attributes, viewpoints and experiences. The Board and the Corporate Governance and Public Responsibility (“CGPR”) Committee regularly evaluate the composition of the Board and its committees in an effort to develop a long-term succession plan for the Board and its leadership. Over the past five years, the active work of our Board and CGPR Committee has resulted in the following actions:

•  The appointment of our Independent Chairman: The appointment of Greg Smith as the Company’s Independent Chairman effective April 30, 2023. By separating the roles of Chairman and CEO, our CEO is able to focus on executing on our strategy and operations, and our Chairman, who is an independent director, can devote his time and attention to matters of Board oversight and governance.

•  The appointment of five new directors from 2020 to 2024: Doug Steenland (2020), Adriane Brown (2021), Greg Smith (2022), Vicente Reynal (2022), and Howard Ungerleider (2024).

In addition, Kathryn Farmer is standing for election as a new director nominee at the Annual Meeting. Ms. Farmer was recommended to the Board by Heidrick & Struggles, a third-party search firm that the Board has engaged to help identify potential director nominees. Following the Annual Meeting, we expect the average tenure of our director nominees to be 5.6 years, with six of our eleven independent director nominees having joined our Board in or following 2020, representing 55% of our independent director nominees.

After over 11 years of distinguished service as a director on our Board, Mr. Michael J. Embler will retire at the Annual Meeting. With decades of experience in finance, asset management and restructurings, capital markets and capital management, perspective as an institutional investor, success as an investor and service as a director of global public and private companies, Mr. Embler has provided invaluable leadership and a broad perspective, particularly in matters related to safety, capital and asset management, and financial and business strategy. We take this opportunity to thank Mr. Embler for his many years of service, guidance, commitment and wisdom.

Voting Matters and Board Recommendations

Matter	Board Recommendation	Page
1. Election of directors	FOR each Director Nominee	6
2. Ratification of public accounting firm	FOR	20
3. A proposal to approve, on a non-binding, advisory basis, executive compensation as disclosed in the attached Proxy Statement	FOR	22
4. A proposal to approve Amendment No. 1 to the Tax Benefit Preservation Plan	FOR	24
5. Advisory vote on stockholder proposal to end participation in the Human Rights Campaign’s Corporate Equality Index	AGAINST	27

iii

2025 Proxy Statement

2025 Director Nominees (Proposal 1)

Our director nominees have demonstrated their commitment to diligently execute their fiduciary duties on behalf of our stockholders, and we recommend that our stockholders elect each of the nominees shown in the chart below at the Annual Meeting.

Name	Age	Director Since	Principal Occupation	Independent	AC	CC	CGPRC	FC	SC

Adriane M. Brown	66	2021	Managing Partner at Flying Fish Partners; former President and Chief Operating Officer at Intellectual Ventures; former President and Chief Executive Officer of Honeywell Transportation Systems	✓			M		C

John T. Cahill	67	2013	Vice Chairman of The Kraft Heinz Company; former Chairman and Chief Executive Officer of Kraft Foods Group; former Chief Executive Officer of The Pepsi Bottling Group	✓	M			M

Kathryn Farmer	55	2025*	President and Chief Executive Officer of BNSF Railway	✓

Matthew J. Hart	73	2013	Former President and Chief Operating Officer of Hilton Hotels; former Chief Financial Officer of Hilton Hotels	✓	C				M

Robert D. Isom CEO and President	61	2022	Chief Executive Officer and President of American Airlines Group Inc. and American Airlines, Inc.	✖

Susan D. Kronick	73	2015	Former Operating Partner at Marvin Traub Associates; former Vice Chairman of Macy’s	✓			M		M

Martin H. Nesbitt	62	2015	Co-Chief Executive Officer of The Vistria Group; former President and Chief Executive Officer of TPS Parking Management	✓	M		C

Denise M. O’Leary	67	2013	Private venture capital investor; former General Partner at Menlo Ventures	✓		C		M

Vicente Reynal	50	2022	Chairman, President, and Chief Executive Officer of Ingersoll Rand	✓		M	M

Gregory D. Smith Independent Chairman	58	2022	Co-Founder and Chief Executive Officer of G2 Equity Partners; former Executive Vice President and Chief Financial Officer of The Boeing Company	✓

Douglas M. Steenland	73	2020	Senior Advisor to The Blackstone Group; former President and Chief Executive Officer of Northwest Airlines Corporation	✓		M		C

Howard Ungerleider	56	2024	Operating advisor to Clayton, Dubilier & Rice; former President and Chief Financial Officer of Dow Inc.	✓	M	M

*Kathryn Farmer will become a director if elected at the Annual Meeting and is expected to replace Michael J. Embler as a member of the Finance and Safety Committees. Mr. Embler will retire at the Annual Meeting.

AC = Audit Committee	FC = Finance Committee
CC = Compensation Committee	M = Member
CGPRC = Corporate Governance and Public Responsibility Committee SC = Safety Committee	C = Committee Chair

The Board unanimously recommends that the stockholders vote “FOR” each of the nominees shown in the chart above.

iv

2025 Proxy Statement

Ratification of Appointment of KPMG LLP (Proposal 2)

The Board has directed that KPMG’s appointment for the fiscal year ending December 31, 2025 be submitted to our stockholders for ratification at the Annual Meeting. KPMG is well qualified to act as our independent registered public accounting firm and has a deep understanding of our operations and accounting practices. The Audit Committee considered the qualifications, performance, and independence of KPMG, the quality of its discussions with KPMG, and the fees charged by KPMG for the level and quality of services provided during 2024, and determined that the reappointment of KPMG is in the best interest of the Company and its stockholders.

The Board unanimously recommends that the stockholders vote “FOR” the proposal to ratify the appointment of KPMG.

Advisory Approval of Executive Compensation (Proposal 3)

Our executive compensation program is heavily performance-based and directly linked with our established goals of safety, delivering record operational results, focusing on our profitability and efficiency, continuing to close our margin gap with our largest competitors and highlighting our customer experience commitments. Our 2024 long-term incentive program (“LTIP”) incorporated both performance- and time-vesting components, with half of the target value consisting of the performance-vesting component. The performance-vesting component is tied to attainment of relative earnings before net interest and other nonoperating expenses, taxes, depreciation, amortization and aircraft rent (“EBITDAR”) versus our industry peers, which continues our focus on our margin gap in comparison to the other network carriers, and our net promoter score, which allows us to measure and focus on our long-term customer strategy. The performance-vesting component of the 2024 LTIP will be earned, if at all, following the completion of a three-year performance period. The 2024 performance-based short-term incentive program (“STIP”) was designed to align management with our goals of safety, profitability, efficiency and operational reliability while building on our momentum on team member engagement. We remain intently focused on profitability, efficiency and operational reliability, and the footprint of these areas comprised 95% of the STIP.

v

2025 Proxy Statement

We are committed to effective compensation governance, as demonstrated by the following compensation policies and practices:

What We Do	What We Do NOT Do

✓  91% of CEO’s 2024 Annual Target Compensation is At-Risk and 74% is in the form of Long-term Equity Incentives that foster alignment with stockholders.

✓  Link Pay to Performance with performance goals tied to improving the reliability, profitability and accountability of our operations to create long-term stockholder value.

✓  Performance-Based Long-term Equity Incentives form 50% of our Named Executive Officers (“NEOs”) Equity Incentives and have a Three-year Performance Period to promote long-term focus.

✓  Independent Compensation Consultant that is directly engaged by the Compensation Committee to advise on executive and director compensation matters.

✓  Robust Stock Ownership Guidelines that align our executive officers’ long-term interests with those of our stockholders.

✓  Annual Compensation Risk Assessment to identify any elements of our compensation program design or oversight processes that carry elevated levels of adverse risk.

✓  Minimum Vesting Requirements. Subject to limited exceptions, no awards granted under our equity plan may vest until the first anniversary of the date of grant.

✓  Clawback Policy that mandates recoupment of erroneously awarded incentive compensation to executive officers on accounting restatement consistent with SEC and Nasdaq requirements and goes beyond by providing the Compensation Committee with discretion to recover additional compensation paid under the Company’s STIP, LTIP and other equity incentive awards based on circumstances.

✓  Extensive Stockholder Engagement to solicit investor feedback on our compensation program.

✖  No Guaranteed Bonuses. Our executive officers’ bonuses are 100% performance-based.

✖  No Active Executive Retirement Plans. We do not maintain any active executive-only or supplemental retirement plans.

✖  No Hedging or Pledging of our Stock. We prohibit our executive officers from engaging in hedging transactions or using our stock as collateral for loans.

✖  No Excise Tax Gross-Ups. We do not provide gross ups on excise taxes in connection with a change in control.

✖  No Excessive Perquisites. Perquisites and other personal benefits are in line with industry standards.

✖  No Payouts of Dividends on Unvested Awards. Unless and until an award’s vesting conditions are satisfied, no dividends or dividend equivalents accrued on the award are paid.

✖  No Repricing of Awards Without Stockholder Approval. Under our equity plan, awards may not be repriced without stockholder approval if the effect would be to reduce the exercise price for the shares underlying the award.

The Board unanimously recommends that the stockholders vote “FOR” the advisory approval of executive compensation.

vi

2025 Proxy Statement

Approval of Amendment No. 1 to the Tax Benefit Preservation Plan (Proposal 4)

On December 21, 2021, the Board adopted the Tax Benefit Preservation Plan, which was entered into with American Stock Transfer & Trust Company, LLC (now known as Equiniti Trust Company, LLC), as rights agent (the “Rights Agent”) and was approved by the Company’s stockholders at the 2022 annual meeting of the Company’s stockholders. As originally adopted, the Tax Benefit Preservation Plan was scheduled to expire at the close of business on December 20, 2024.

On October 31, 2024, the Company and the Rights Agent entered into Amendment No. 1 to the Tax Benefit Preservation Plan (the “First Amendment”), which extends the expiration date of the Tax Benefit Preservation Plan from December 20, 2024 to October 29, 2027. The Board is asking stockholders to approve the Tax Benefit Preservation Plan, as amended by the First Amendment (the “Tax Plan”).

The Board unanimously recommends that the stockholders vote “FOR” the approval of Amendment No. 1 to the Tax Benefit Preservation Plan.

Advisory Vote on Stockholder Proposal to End Participation in the Human Rights Campaign’s Corporate Equality Index (Proposal 5)

A stockholder has informed the Company of the intent to present a proposal at our Annual Meeting requesting the Company to consider ending its participation in the Human Rights Campaign’s Corporate Equality Index. The Board has considered this proposal and concluded that its adoption is unnecessary because our stockholders value our efforts to be transparent about policies, practices and offerings. and our Board and management maintain active oversight over matters that are important to stockholders. The Board therefore recommends a vote against the stockholder proposal.

For the reasons stated above and in the Board’s Statement in Opposition, which follows the stockholder proposal under Proposal 5, the Board unanimously recommends that the stockholders vote “AGAINST” the stockholder proposal regarding a request for the Company to end participation in the Human Rights Campaign’s Corporate Equality Index.

vii

2025 Proxy Statement

2025 Proxy Statement

THE MEETING

Purpose, Date and Time

We are furnishing this Proxy Statement to our stockholders in connection with the solicitation by the Board of proxies to be voted at the Annual Meeting and any adjournments or postponements of that meeting. When used in this Proxy Statement, the terms “we,” “us,” “our,” “the Company” or “American” refer to American Airlines Group Inc. (“AAG”) and its consolidated subsidiaries.

The Annual Meeting will be held in a virtual format via live audio webcast on Wednesday, June 11, 2025, at 9:00 a.m., Central Time, for the purposes described in the accompanying Notice of Annual Meeting. Stockholders can register to attend the meeting via the Internet at www.proxydocs.com/AAL by using the control number which appears on the Notice of Internet Availability of Proxy Materials, the proxy card (printed in the gray box), and the instructions that accompany your proxy materials.

The approximate date we are first sending the Notice of Annual Meeting and accompanying proxy materials to stockholders, or sending a Notice of Internet Availability of Proxy Materials and posting the proxy materials at www.proxydocs.com/AAL, is April 28, 2025.

Record Date; Stockholders Entitled to Vote

Stockholders of record at the close of business on April 14, 2025 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting. On the Record Date, there were 659,512,341 shares of our Common Stock outstanding and eligible to be voted at the Annual Meeting. Each share of Common Stock entitles its owner to one vote on each matter submitted to the stockholders.

A list of the names of stockholders entitled to vote at the Annual Meeting will be available to stockholders for ten days prior to the Annual Meeting for any purpose germane to the Annual Meeting. Please contact our Corporate Secretary at Corporate.Secretary@aa.com if you wish to examine the list prior to the Annual Meeting. The stockholder list will also be available during the virtual Annual Meeting for examination by any stockholder.

Your vote is very important. You are encouraged to vote as soon as possible.

Virtual Stockholder Meeting

The virtual meeting format enables stockholders to participate fully, and equally, from any location around the world, at little to no cost. We designed the format of our Annual Meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. Our directors will also attend the meeting.

Access to the Audio Webcast of the Annual Meeting. The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m., Central Time. Online access to the audio webcast will open approximately 30 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.

Log in Instructions. Stockholders can register to attend the virtual meeting at www.proxydocs.com/AAL. Stockholders will need their control number which appears on the Notice of Internet Availability of Proxy Materials, the proxy card (printed in the gray box), and the instructions that accompany your proxy materials. In the event that you do not have a control number, please contact your broker, bank or other nominee as soon as possible and no later than June 4, 2025, so that you can be provided with a control number and gain access to the meeting. Once registered, stockholders will receive an e-mail with a unique link, and instructions on how to attend the meeting one hour prior to the start of the meeting.

Submitting Questions at the Virtual Annual Meeting. Our stockholders will be able to submit questions during the Annual Meeting by registering to attend the virtual meeting at www.proxydocs.com/AAL. Stockholders will need their

1

2025 Proxy Statement

unique control number which appears on their Notice of Internet Availability of Proxy Materials, the proxy card (printed in the gray box), and the instructions that accompany the proxy materials.

As part of the Annual Meeting, and as time permits, we will hold a live Q&A session, during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting’s Rules of Conduct which are pertinent to the Company and the meeting matters. Answers to any such questions that are not addressed during the meeting will be published following the meeting on the Company’s website at www.aa.com under the links “Investor Relations”—“Annual Shareholders Meeting”—“2025 Annual Meeting of Stockholders Q&A.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. In order to promote fairness, efficient use of the Company’s resources and to ensure all stockholders are responded to, we will respond to up to three questions from a single stockholder.

The Annual Meeting’s Rules of Conduct will be posted on www.proxydocs.com/AAL approximately two weeks prior to the Annual Meeting.

Access to the Live Webcast of the Annual Meeting

The live audio webcast of the virtual Annual Meeting will be available to not only our stockholders, but also our team members and other constituents. In order to attend the virtual Annual Meeting, all stockholders and other guests will need to register at www.proxydocs.com/AAL.

A replay of the meeting will be made publicly available for two weeks after the meeting at the same website.

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or the meeting, please call the technical support number that will be posted on the virtual meeting platform log-in page.

Quorum

The presence, in person or by proxy, of the holders of a majority in voting power of the Common Stock issued and outstanding and entitled to vote at a meeting of stockholders, is necessary to constitute a quorum at the Annual Meeting. Shares are considered present “in person” if voted by the holder of those shares or by proxy during the Annual Meeting.

Vote Required to Approve Each Proposal

With respect to Proposal 1 (Election of Directors), each director must be elected by the affirmative vote of a majority of the votes cast with respect to such director by the shares present in person or represented by proxy and entitled to vote for the election of directors. A majority of the votes cast means that the number of votes cast “FOR” a nominee exceeds the number of votes cast “AGAINST” that nominee. We presently believe that brokers do not have discretionary authority to vote on this proposal. Abstentions and broker non-votes (as defined below under “How to Vote Your Shares”) are not considered votes cast “FOR” or “AGAINST” a nominee’s election and will have no effect in determining whether a nominee has received a majority of the votes cast. In this election, an incumbent director nominee who does not receive the required number of votes for reelection is expected to tender his or her resignation to the Board in accordance with our Corporate Governance Guidelines (the “Governance Guidelines”). Within approximately 90 days after certification of the election results of the stockholder vote, our CGPR Committee (or such other committee as directed by the Board) will make a recommendation to our Board and the Board will make a determination as to whether to accept or reject the tendered resignation. Following such determination, we will publicly disclose the decision regarding any tendered resignation in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”).

Approval of Proposal 2 (Ratification of Appointment of Independent Registered Public Accounting Firm), Proposal 3 (Advisory Vote to Approve Executive Compensation), Proposal 4 (Approval of Amendment No. 1 to the Tax Benefit Preservation Plan), and Proposal 5 (Advisory Vote on Stockholder Proposal to End Participation in the Human Rights Campaign’s Corporate Equality Index) will require the affirmative vote of the holders of a majority of the shares represented, in person or by proxy, and entitled to vote on the matter at the Annual Meeting, provided a quorum is present. Abstentions are considered in determining the number of votes required to obtain the necessary majority vote for the proposal and will have the same legal effect as voting against each proposal.

2

2025 Proxy Statement

Broker non-votes will have no effect on the outcome of Proposals 1, 3, 4 and 5. We presently believe that brokers will have discretionary authority to vote on Proposal 2 and, as such, broker non-votes are not expected on Proposal 2.

How to Vote Your Shares

If you are a stockholder of record, you may vote your shares:

•	over the Internet at www.proxydocs.com/AAL prior to the virtual Annual Meeting (and during the virtual Annual Meeting by registering at www.proxydocs.com/AAL); or

•	by telephone using the toll-free number 1-866-570-3320 prior to the virtual Annual Meeting; or

•	by filling out, signing and dating your proxy card and mailing it in the prepaid envelope.

You will need to follow the instructions when using any of these methods to make sure your shares will be voted at the Annual Meeting. We encourage you to vote in advance by telephone, over the Internet or by mail by completing your proxy card, even if you plan to attend the virtual Annual Meeting.

If your shares are held in “street name” through a broker, bank or other nominee, you may instruct your broker, bank or other nominee to vote your shares by following the instructions that the broker, bank or other nominee provides to you with the proxy materials. If you do not provide the broker, bank or other nominee with specific voting instructions, the broker, bank or other nominee that holds your shares generally may vote on “routine” proposals but cannot vote on “non-discretionary” (non-routine) proposals. We presently believe that Proposal 2 is routine and that Proposals 1, 3, 4 and 5 are non-discretionary.

Most brokers offer the ability for stockholders to submit voting instructions over the Internet, by telephone or by mail by completing a voting instruction card after you have read these proxy materials. If you hold shares through a broker, bank or other nominee and wish to vote your shares at the Annual Meeting, you will need your unique control number which appears on the instructions that accompany the proxy materials. In any case, voting in advance over the Internet, by telephone or by mail will not prevent you from voting at the virtual Annual Meeting.

If the broker, bank or other nominee that holds your shares in “street name” returns a proxy card without voting on a non-discretionary proposal because it did not receive voting instructions from you on that proposal, this is referred to as a “broker non-vote.” “Broker non-votes” are considered in determining whether a quorum exists at the Annual Meeting. As noted in “Vote Required to Approve Each Proposal” above, broker non-votes will have no effect on the outcome of Proposals 1, 3, 4 and 5. We presently believe that brokers will have discretionary authority to vote on Proposal 2 and, as such, broker non-votes are not expected on Proposal 2.

Revoking or Changing Your Vote

Stockholders may revoke or change their votes at any time before exercise at the Annual Meeting by the following methods (your last instruction received by us will be counted):

•	giving notice of revocation to our Corporate Secretary, at American Airlines Group Inc., MD8B503, 1 Skyview Drive, Fort Worth, Texas 76155 (by mail or overnight delivery);

•	executing and delivering to our Corporate Secretary, at the address noted above, a proxy card relating to the same shares bearing a later date;

•	voting over the Internet or by telephone prior to the time the voting facilities close; or

•	logging onto and voting at the virtual Annual Meeting.

If your shares are held in “street name,” you must contact your broker, bank or other nominee to revoke or change your vote. The revocation or change must be made by the broker, bank or other nominee before the Annual Meeting.

Authority of Proxies

All proper votes received by us by 9:00 a.m., Central Time, on June 11, 2025, and not revoked will be voted at the Annual Meeting in accordance with the directions noted. In the absence of instructions, shares represented by a signed and dated proxy card will be voted “FOR” the election of all director nominees, “FOR” the ratification of the appointment of the

3

2025 Proxy Statement

independent registered public accounting firm, “FOR” the approval, on a non-binding, advisory basis, of executive compensation as disclosed in this Proxy Statement, “FOR” the approval of Amendment No. 1 to the Tax Benefit Preservation Plan, and “AGAINST” the advisory vote on stockholder proposal to end participation in the Human Rights Campaign’s Corporate Equality Index.

If any other matters properly come before the Annual Meeting, the persons named as proxies on the proxy card will vote upon those matters according to their judgment. The Board knows of no other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement.

Solicitation of Votes

In addition to soliciting votes through the mail, we may solicit votes through our directors, officers and other team members in person and by e-mail, telephone or facsimile. We may also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record by them. We will pay all expenses incurred in connection with the solicitation of proxies. In addition, we have retained Innisfree M&A Incorporated to assist in the solicitation for an anticipated fee of $25,000, plus expenses.

Inspector of Election

All votes at the Annual Meeting will be counted by Mediant, Inc., our inspector of election. The inspector of election will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Important Notice of Internet Availability of Proxy Materials for the Annual Meeting

The Notice of Annual Meeting, this Proxy Statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2024 are available at www.proxydocs.com/AAL prior to and during the Annual Meeting.

Electronic Delivery of Proxy Materials

In order to eliminate the mailing of a paper notice and to speed your ability to access the proxy materials (including our Annual Report to Stockholders for the year ended December 31, 2024), we encourage you to sign up for electronic delivery of the Notice of Internet Availability of Proxy Materials using the instructions described below. Stockholders can help us reduce costs and the impact on the environment by electing to receive and access future copies of our proxy statements, annual reports and other stockholder materials electronically by e-mail. If your shares are registered directly in your name with our stock registrar and transfer agent, Equiniti Trust Company, LLC, you can make this election by going to equiniti.com/us/ast-access, (1) clicking on “Login” under the heading “Individuals”, (2) clicking on Shareholder Central, (3) entering the information required to gain access to your account and (4) clicking e-Consent. You may also make this election by following the instructions provided when voting over the Internet. If you hold your shares in a brokerage account or otherwise through a third party in “street name,” please refer to the information provided by your broker, bank or other nominee for instructions on how to elect to receive and view future annual meeting materials electronically.

This year, we intend both to mail our proxy materials to certain stockholders and to use the “Notice and Access” method of providing proxy materials to certain stockholders. Under the Notice and Access method, if you have not opted to receive an e-mail notification, you will receive by mail a simple “Notice of Internet Availability of Proxy Materials,” which will direct you to a website where you may access proxy materials online. You will also be told how to request proxy materials (at no charge) via mail or e-mail, as you prefer.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports, or Notices of Internet Availability of Proxy Materials, with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. In accordance with these rules, only one proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, will be delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. Stockholders who currently receive multiple copies of the proxy statement and annual report, or Notice

4

2025 Proxy Statement

of Internet Availability of Proxy Materials, at their address and would like to request “householding” of their communications should contact their broker if they are beneficial owners or direct their request to our Corporate Secretary at the address provided on page 3 of this Proxy Statement if they are registered holders.

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, or Notice of Internet Availability of Proxy Materials, please notify your broker, if you are a beneficial owner or, if you are a registered holder, direct your written request to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717 or call Broadridge at 1-866-540-7095.

If requested, we will also promptly deliver, upon oral or written request, a separate copy of the proxy statement and annual report, or Notice of Internet Availability of Proxy Materials to any stockholder residing at an address to which only one copy was mailed.

5

2025 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS

Election of Directors

Upon the recommendation of the CGPR Committee, the Board has nominated the 12 director candidates listed below under the section “Director Nominees.” 11 of the 12 nominees are currently directors of the Company. Mr. Embler, a current director, is not standing for reelection at the Annual Meeting.

The authorized number of directors is currently set at 12 and the Board currently consists of 12 members. If elected as a director at the Annual Meeting, each of the nominees will serve a one-year term expiring at the 2026 annual meeting of stockholders and until his or her successor has been duly elected and qualified.

Each of the nominees has consented to serve as a director, if elected.

The Board unanimously recommends that the stockholders vote “FOR” the proposal to elect each director of the Company listed below under the section “Director Nominees” for a one-year term expiring at the 2026 annual meeting of stockholders and until his or her successor has been duly elected and qualified.

6

2025 Proxy Statement

Director Nominees

Information regarding our director nominees, including their qualifications and principal occupations, as well as the key experience and qualifications that led the Board to conclude each nominee should serve as a director, is provided below. The categories of key skills are:

There are no family relationships among the directors and our executive officers.

Independent Director:

Since 2021

Committees:

Safety (Chair)

Corporate Governance and Public Responsibility

Key Skills and Experience:

Education:

•  BS, Environmental Health, Old Dominion University

•  MS, Management, MliT

•  PhD, Humane Letters, Old Dominion University

Adriane M. Brown

Ms. Brown is an experienced executive with extensive background across the technology and industrial sectors, with special focus on safety management systems, safety regulations and risk management. She also brings extensive public company board experience and valuable insights into operational excellence, business development, strategy and innovation. As a venture capital investor, Ms. Brown contributes to the Board her deep expertise in capital markets, strategic investment and growth opportunities.

Career Highlights:

Flying Fish Partners—a technology-based venture capital firm

•  Managing Partner (2018-Present)

Intellectual Ventures—a private equity firm

•  President and Chief Operating Officer (2010-2017)

Honeywell (NASDAQ: HON)—a global technology and manufacturing company

•  Senior Vice President, Energy Strategy (2009)

•  President and Chief Executive Officer, Transportation Systems (2005-2009)

•  Vice President and General Manager, Engine Systems and Accessories (2001-2005)

•  Vice President and General Manager, Aircraft Wheels and Brakes (1999-2001)

Other Current Public Company Directorships:

•  KKR & Co. Inc. (NYSE: KKR) (2021-Present)

•  Axon Enterprise, Inc. (NASDAQ: AXON) (2020-Present)

•  eBay Inc. (NASDAQ: EBAY) (2017-Present)

Past Public Company Directorships:

•  Allergan plc (NYSE: AGN) (acquired by AbbVie in 2020) (2017-2020)

•  Raytheon Company (NYSE: RTX) (2018-2020)

•  Harman International Industries, Inc. (independent subsidiary of Samsung Electronics since 2017) (2013-2017)

Notable Affiliations:

•  Board Member, International Women’s Forum

7

2025 Proxy Statement

Independent Director: Since 2013 Board Committees: Audit Finance Key Skills and Experience: Education: • BA, Economics, Harvard University • MBA, Harvard University

John T. Cahill

Mr. Cahill is an accomplished executive with extensive experience in the financial and consumer goods industries. He has a successful track record of leading global companies, leveraging his expertise to identify and capitalize on opportunities for brand building, operational excellence, innovation and stockholder value growth. Mr. Cahill’s service on public company boards further enhances his ability to contribute to the Board his valuable strategic perspective on corporate governance practices, consumer trends and business development initiatives.

Career Highlights:

The Kraft Heinz Company (NASDAQ: KHC)—a multinational food company

•  Vice Chairman (2015-Present)

•  Chairman and Chief Executive Officer of Kraft Foods Group Inc. until merger with H.J. Heinz Company (2014-2015)

Ripplewood Holdings—an American private equity firm

•  Industrial Partner (2008-2011)

Pepsi Bottling Group, Inc.—a manufacturer and distributor of beverage products (acquired by PepsiCo in 2010)

•  Chief Executive Officer (2001-2006)

•  Chairman (2002-2007)

Other Current Public Company Directorships:

•  Autodesk Inc. (NASDAQ: ADSK) (2024-Present)

•  Kraft Heinz Co. (NASDAQ: KHC) (2015-Present)

•  Colgate-Palmolive Company (NYSE: CL) (2005-Present)

Past Public Company Directorships:

•  The Kraft Foods Group (NASDAQ: KHC) (2012-2015)

•  Legg Mason, Inc. (NYSE: LM) (2009-2014)

•  The Pepsi Bottling Group, Inc. (NYSE: PBG) (acquired by PepsiCo in 2010) (1999-2007)

•  Frontier Group Holdings, Inc. (NASDAQ: ULCC) (1984-1985)

Independent Director Nominee Key Skills and Experience: Education: • BBA, Texas Christian University • MBA, Texas Christian University

Kathryn Farmer

Ms. Farmer is a seasoned executive with over 30 years of railroading and transportation experience. She serves as President and Chief Executive Officer of BNSF Railway, responsible for overseeing the entire company and its operations. Over her career she has held a variety of positions, including in sales and marketing, finance, and network operations. Ms. Farmer has extensive leadership and operations experience, railway and transportation industry expertise, as well as capacity planning, products sales, and safety and governance experience.

Career Highlights:

BNSF Railway—the largest freight railroad in the United States

•  President and Chief Executive Officer (2021-Present)

•  Chief Operations Officer (2018-2021)

Notable Affiliations:

•  Board Member, Fort Worth Economic Development Partnership

•  Board of Trustees, Texas Christian University

•  Board Member, American Heart Association SouthWest Region

8

2025 Proxy Statement

Independent Director: Since 2013 Board Committees: Audit (Chair) Safety Key Skills and Experience: Education: • BA, Economics, Sociology, Vanderbilt University • MBA, Columbia University

Matthew J. Hart

Mr. Hart brings extensive financial and operational leadership experience with expertise in global market expansion, operational safety, financial reporting and corporate governance. Having served on numerous public company boards and overseen large-scale international operations focused on delivering exceptional experiences in the hospitality and travel industries, Mr. Hart provides valuable insights into financial strategy, capital markets and risk management.

Career Highlights:

Hilton Hotels Corporation (NYSE: HLT)—a global hospitality company

•  President and Chief Operating Officer (2004-2007)

•  Executive Vice President and Chief Financial Officer (1996-2004)

Walt Disney Company (NYSE: DIS)—a multinational media and entertainment conglomerate

•  Senior Vice President and Treasurer (1995-1996)

Current Public Company Directorships:

•  AMH (formerly American Homes 4 Rent) (NYSE: AMH) (2012-Present)

•  Air Lease Corporation (NYSE: AL) (2010-Present)

Past Public Company Directorships:

•  B. Riley Financial, Inc. (NASDAQ: RILY) (2009-2015)

•  US Airways Group, Inc. (NYSE: LCC) (merged with American Airlines in 2013) (2006-2013)

•  Kilroy Realty Corporation (NYSE: KRC) (1997-2008)

•  America West Holdings Corporation (NYSE: AWA) (merged with US Airways Group, Inc. in 2005) (2004-2005)

Notable Affiliations:

•  Board Member, Heal the Bay

•  Board Member, Conrad Hilton Foundation

9

2025 Proxy Statement

Chief Executive Officer and President Director: Since 2022 Key Skills and Experience: Education • BS, Mechanical Engineering, BA, English, Notre Dame • MBA, University of Michigan

Robert D. Isom

Mr. Isom is a seasoned aviation industry executive, with more than two decades of leadership experience at American Airlines and its legacy company brand. His deep expertise in finance, commercial strategy and operations provides crucial insights to Board discussions on stockholder value creation initiatives.

During Mr. Isom’s tenure as CEO and President, he has implemented strategies that have consistently improved the Company’s financial performance, including generating record full-year revenue of $54.2 billion in 2024. He has led the Company’s work to enhance its operational reliability, build a stronger global network, improve its fleet utilization and strengthen its balance sheet. Under Mr. Isom’s leadership, American has finalized new collective bargaining agreements with all of its major represented workgroups. Additionally, his strategic vision has led to advancements in the airline’s safety culture, resulting in the Company’s recognition as one of the top 25 safest airlines in 2024.

Career Highlights:

American Airlines Group and American Airlines (NASDAQ: AAL)—a leading global airline

•  Chief Executive Officer (2022-Present)

•  President (2016-Present)

•  Executive Vice President and Chief Operating Officer (2013-2016)

US Airways Group, Inc. and US Airways, Inc.—legacy international airline that merged with American Airlines in 2013

•  Executive Vice President and Chief Operating Officer (2007-2013)

Past Public Company Directorships:

•  Pinnacle Airline Corporation (NYSE: PNCL) (became wholly owned subsidiary of Delta Air Lines in 2013) (2003-2005)

Notable Affiliations:

•  Vice Chair, Airlines for America

•  Chairman of the Governing Board, oneworld Alliance

•  Board of Governors Member, International Air Transport Association

•  Member, Airlink Governor’s Council

•  Board Member, Fort Worth Economic Development Partnership

•  Board Member (Civic Committee), Commercial Club of Chicago

10

2025 Proxy Statement

Independent Director: Since 2015 Board Committees: Corporate Governance and Public Responsibility Safety Key Skills and Experience: Education: • BA, Asian Studies, Connecticut College

Susan D. Kronick

Ms. Kronick brings deep financial, marketing and operational expertise to the Board. With over three decades of experience in the retail industry and extensive consumer-focused service, she provides deep insights on delivering customer excellence and engagement. Her board experience with leading public companies strengthens the Board’s oversight of corporate governance, brand positioning and stockholder value creation.

Career Highlights:

Marvin Traub Associates—a New York based retail consulting firm

•  Operating Partner (2012-2022)

Macy’s Inc. (NYSE: M)—a leading department stores company

•  Vice Chairman (2003-2010)

•  Group President, Macy’s Regional Department Stores (2001-2003)

•  Chairman and Chief Executive Officer, Macy’s Florida (1997-2001)

Current Public Company Directorships:

•  Hyatt Hotels Corporation (NYSE: H), (2009-Present)

Past Public Company Directorships:

•  The Pepsi Bottling Group, Inc. (NYSE: PBG) (acquired by PepsiCo in 2010) (1999-2010)

Notable Affiliations:

•  Board Member, Miami City Ballet

Independent Director:

2015

Board Committees:

Corporate Governance and Public Responsibility (Chair)

Audit

Key Skills and Experience:

Education:

•  BA, Economics and Accounting, Albion College

•  MBA, Finance, University of Chicago

Marty Nesbitt

Mr. Nesbitt brings decades of innovative leadership and a successful track record of value creation-driven investments to the Board. His proven operational, financial and investment strategies, as well as his more than 16 years of global public company board experience, bolsters the Board’s oversight of American’s value-creating initiatives and growth strategy.

Career Highlights:

The Vistria Group, LLC—a private-equity investment firm

•  Co-Chief Executive Officer (2013-Present)

TPS Parking Management LLC—an owner and operator of off-airport parking facilities

•  President and Chief Executive Officer (1996-2012)

Current Public Company Directorships:

•  Chewy, Inc. (NYSE: CHWY) (2020-Present)

Past Public Company Directorships:

•  CenterPoint Energy Inc (NYSE: CNP) (2018-2024)

•  Jones Lang LaSalle Incorporated (NYSE: JLL) (2011-2021)

•  Norfolk Southern Corporation (NYSE: NSC) (2013-2018)

•  Pebblebrook Hotel Trust (NYSE: PEB) (2009-2010)

Notable Affiliations:

•  Trustee, Chicago’s Museum of Contemporary Art

•  Chairman, The Barack Obama Foundation

11

2025 Proxy Statement

Independent Director: Since 2013 Board Committees: Compensation (Chair) Finance Key Skills and Experience: Education: • BS, Industrial Engineering, Stanford University • MBA, Harvard University

Denise O’Leary

Ms. O’Leary brings four decades of investment industry and financial leadership to the Board. Her career as both an experienced investor and seasoned public company director, which includes holding numerous significant Board leadership roles, contributes a critical perspective to discussions on American’s corporate governance, investment strategies, financial risks, compliance and audit matters and human capital strategies.

Career Highlights:

Menlo Ventures—a venture capital firm

•  Partner (1987-1996)

Past Public Company Directorships:

•  Medtronic plc (NYSE: MDT) (2000-2024)

•  Calpine Corporation (NYSE: CPN) (2009-2018)

•  US Airways Group, Inc. (NYSE: LCC) (merged with American Airlines in 2013) (2005-2013)

•  Chiron Corporation (NASDAQ: CHIR) (acquired by Novartis in 2006) (2002-2006)

•  America West Holdings Corporation (NYSE: AWA) (merged with US Airways Group, Inc. in 2005) (1998-2005)

•  Del Monte Foods, Inc (NYSE: FDP) (1997-2002)

•  Alza Corporation (NYSE: AZA) (acquired by Johnson & Johnson in 2001) (1996-2001)

Notable Affiliations:

•  Chair Emerita of the Board of Trustees, University of Denver

•  Citizen Regent, Board of Regents, Smithsonian Institution

12

2025 Proxy Statement

Independent Director:

Since 2022

Board Committees:

Corporate Governance and Public Responsibility

Compensation

Key Skills and Experience:

Education:

•  BS, Mechanical Engineering, Georgia Institute of Technology

•  MS, Mechanical Engineering, MIT

•  MS, Technology & Policy, MIT

Vicente Reynal

Mr. Reynal contributes significant global leadership and operational experience, including expertise in corporate transactions, customer service and brand loyalty strategies. He oversaw growth and profitability leading to the IPO of Gardner Denver in 2017 and its subsequent acquisition by Ingersoll Rand, delivering significant stockholder value. His deep insights into transformative growth strategies inform the Board’s discussions focused on growth initiatives and risk oversight.

Career Highlights:

Ingersoll Rand Inc. (NYSE: IR)—a global manufacturing technology company

•  Chairman, President and Chief Executive Officer (2020-Present)

Gardner Denver Inc. (NYSE: GDI)—an industrial manufacturing company (merged with Ingersoll Rand in 2020)

•  Chief Executive Officer and President (2017-2020)

•  Chief Executive Officer and President, Industrials (2015-2016)

Danaher Corporation (NYSE: DHR)—a global life science and manufacturing company

•  Group President, Dental Technologies (2014-2015)

•  President, Ormco (2011-2013)

•  President, Pelton & Crane, KaVo and Dental Platform Special Markets (2007-2011)

•  Vice President, Global Operations (2004-2007)

Thermo Fisher Scientific (NYSE: TMO)—a life sciences and scientific instruments company

•  Vice President, Global Operations and Supply Chain (2002-2004)

Allied Signal Aerospace (Honeywell Aero today)

•  Business Unit Manager (Engine Repair and Overhaul) (1998-2002)

Current Public Company Directorships:

•  Ingersoll Rand Inc. (NYSE: IR) (2020-Present)

Past Public Company Directorships:

•  Gardner Denver Inc. (NYSE: IR) (2017-2020)

Notable Affiliations:

•  Board Member, Ownership Works

•  Board Member, American Heart Association

13

2025 Proxy Statement

Independent Chairman of the Board

Independent Director:

Since 2022

Key Skills and Experience:

Education:

•  BS, Business, Kennedy Western University

•  Executive Education, Harvard University

•  Executive Education, Wharton Business School

Gregory D. Smith

Mr. Smith brings three decades of global aerospace experience to the Board, having held leadership roles at prominent aviation and defense companies. He has a demonstrated track record of driving operational excellence across manufacturing, operations, supply chain and quality programs management. He also contributes to the Board his extensive expertise in financial strategy, risk management, information technology and regulatory affairs for complex, capital-intensive industries.

Career Highlights:

G2 Equity Partners—an aerospace and defense private equity firm

•  Co-Founder and Chief Executive Officer (2024-Present)

The Boeing Company (NYSE: BA)—a global aerospace company

•  Chief Financial Officer and Executive Vice President of Enterprise Operations (2020-2021)

•  Chief Financial Officer (2011-2020)

•  Interim Chief Executive Officer (2019-2020)

•  Vice President, Finance and Corporate Controller (2010-2012)

•  Vice President of Financial Planning and Analysis (2008-2010)

Raytheon Company (NYSE: RTX)—an aerospace and defense company

•  Vice President, Investor Relations (2004-2008)

Current Public Company Directorships:

•  Intel Corporation (NASDAQ: INTC) (2017-Present)

Notable Affiliations:

•  Board Member, Lurie Children’s Hospital Foundation

•  Board Member, Northwestern Memorial Healthcare

•  Board Member, Sierra Space Corporation

•  Board Member, Sugar23

14

2025 Proxy Statement

Independent Director: Since 2020 Board Committees: Finance (Chair) Compensation Key Skills and Experience: Education • BA, History, Calvin College • JD, The George Washington University Law School

Doug Steenland

Mr. Steenland brings extensive airline leadership experience and a deep understanding of finance, safety and regulatory affairs to the Board. His executive tenure leading an airline, combined with his recent career in asset management advisory, bolsters the Board’s oversight of strategic initiatives in the context of variable industry considerations and evolving market risks.

Career Highlights:

The Blackstone Group L.P. (NYSE: BX)—the world’s largest alternative asset manager

•  Senior Advisor (2009-Present)

Northwest Airlines Corporation—formerly one of the world’s largest airlines

•  Chief Executive Officer (2004-2008)

•  President (2001-2004)

Verner Liipfert et al—law firm (merged with DLA Piper in 2002, now DLA Piper LLP)

•  Senior Partner (1984-1991)

Current Public Company Directorships:

•  Hilton Worldwide Holdings, Inc. (NYSE: HLT), (2010-Present), Audit (Chair)

Past Public Company Directorships:

•  American International Group, Inc. (NYSE: AIG) (2009-2023)

•  London Stock Exchange Group (LSEG.L) (2021-2023)

•  Performance Food Group (NYSE: PFGC) (2012-2019)

•  Travelport LLC (2012-2019)

Notable Affiliations:

Board of Trustees, Brookings Institute

Board Member, Middle East Investment Initiative

15

2025 Proxy Statement

Independent Director: Since 2024 Board Committees: Audit Compensation Key Skills and Experience: Education • BBA, Marketing, University of Texas at Austin • MBA, University of California, Los Angeles

Howard Ungerleider

Mr. Ungerleider brings over three decades of global business and financial leadership, including his prior service as President and Chief Financial Officer of a Fortune 100 company. He contributes to the Board’s oversight his expertise in finance and financial reporting, mergers and acquisitions, P&L management, investor relations and successful, transformative strategies, with a focus on digital innovation.

Career Highlights:

Clayton, Dubilier & Rice—a private equity firm

•  Operating Advisor (2024-Present)

Dow Inc. (NYSE: DOW)—a global materials science company

•  President and Chief Financial Officer (2019-2023)

•  Chief Financial Officer, DowDuPont (2017-2019)

•  Vice Chairman and Chief Financial Officer (2014-2017)

•  Executive Vice President, Advanced Materials (2012-2014)

Current Public Company Directorships:

•  Kyndryl Holdings Inc (NYSE: KD) (2021-Present)

Notable Affiliations:

•  Board Member, Shintech

•  Board Member, Ravago

•  Board Member, Michigan Baseball Foundation

•  Board Member, Gerstacker Foundation

16

2025 Proxy Statement

BOARD COMPOSITION

How We Build a Board that is Right for American Airlines

Of the 12 nominees for director recommended for election at the Annual Meeting, 11 nominees are current members of the Board. The effectiveness of the Board and the recruitment of directors are overseen by the CGPR Committee. In evaluating candidates for director, the CGPR Committee considers the qualifications described below. Based on its evaluation of each of the current nominees’ qualifications and with respect to incumbent directors, his or her prior performance as a director, the CGPR Committee determined to recommend each nominee for election. The CGPR Committee received no nominations from stockholders for the Annual Meeting.

Consistent with its charter, the CGPR Committee proposes for nomination of existing directors and new candidates who have the highest personal and professional integrity, have demonstrated exceptional judgment, have proven leadership skills, as well as the requisite skills necessary to advance our long-term strategic plan, are committed to our success and have the ability to work effectively with the Company’s Chief Executive Officer and other members of the Board. Also, a nominee must possess skills, experience and expertise appropriate to best serve the long-term financial interests of our stockholders.

The Governance Guidelines specify that it is the objective of the Board that it be composed of individuals who have, among other things, the skills, expertise and perspectives appropriate for the business and operation of the Company and serving the long-term interests of our stockholders. The Board currently includes a group of individuals who have demonstrated success and leadership in a variety of fields and endeavors, with a broad range of experience, opinions, perspectives, professions, skills, expertise, education, geographic representation and backgrounds. The CGPR Committee and the Board believe that the Board is, and should continue to be, comprised of persons who can contribute experience in public company board service and corporate governance and areas such as strategic planning, leadership of large, complex organizations, international and global operations, the airline, travel and transportation industries, finance, accounting, investment, risk management, customer service, marketing and consumer products, labor relations and human resources (including leadership assessment and managing a global workforce), safety, information technology, and sustainability. The CGPR Committee does not assign specific weight to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.

The Governance Guidelines also require that any directors who also serve as chief executive officers of public companies should not serve on more than two boards of public companies other than the Company’s Board, and other directors should not serve on more than four boards of public companies, other than the Company’s Board.

In accordance with applicable listing standards of The Nasdaq Stock Market (“Nasdaq”), the Board confirms that at least a majority of the Board is independent in accordance with the Nasdaq definition of independence and that the members of the Board, as a group, maintain the requisite qualifications under applicable Nasdaq listing standards for service on the Audit, Compensation and CGPR Committees.

Board Refreshment and Succession Planning

The Board believes that thoughtful refreshment of the members of the Board is important to ensure that the Board continues to meet the changing needs of the Company and that new viewpoints and perspectives are regularly considered. The Board is committed to Board refreshment, while recognizing the need for continuity and institutional insight of incumbent directors, and both the Board and CGPR Committee regularly evaluate the composition of the Board and its committees in an effort to develop a long-term succession plan for the Board and its leadership.

The Board has delegated to the CGPR Committee, in consultation with the Chairman of the Board and the CEO, the primary responsibility for identifying, evaluating, reviewing and recommending qualified director candidates to the entire Board, and the primary responsibility for evaluating, reviewing and recommending the incumbent directors for nomination for reelection to the Board. To facilitate the Board’s succession planning process, the Governance Guidelines state that non-management directors may not serve for more than 15 years in that capacity unless the Board, upon the recommendation of the CGPR Committee, determines that continued service by a director would be in the best interests of the Company. The Governance Guidelines also state that the Board has adopted a mandatory retirement age for all

17

2025 Proxy Statement

non-employee directors so that no non-employee director will be nominated to stand for reelection to the Board after attaining age 75.

The active work of our CGPR Committee to add engaged and dynamic leaders to our Board has resulted in five of our 10 incumbent independent director nominees having joined our Board in or following 2020: Doug Steenland (2020), Adriane Brown (2021), Greg Smith (2022), Vicente Reynal (2022), and Howard Ungerleider (2024). With the expected addition of Ms. Farmer, and the retirement of Mr. Embler, the average tenure of our director nominees is 5.6 years, with six of our eleven independent director nominees joining our Board in or following 2020, representing 55% of our independent director nominees. Additional biographical information on each nominee is set out above beginning on page 7.

Effective April 30, 2023, Greg Smith began to serve as the Company’s Independent Chairman. By separating the roles of Chairman and CEO, our CEO is able to continue to focus on executing on our strategy and operations, and our Independent Chairman can devote time and attention to matters of Board oversight and governance.

The CGPR Committee and the Board also reviews Committee assignments on at least an annual basis to help ensure that fresh viewpoints and perspectives are regularly considered on each Committee while also providing the Committees with continuity of operations in order to maintain the effectiveness of the Committees. If elected at the Annual Meeting, Doug Steenland will become Chair of the Compensation Committee and Vicente Reynal will replace Denise O’Leary as a member of the Finance Committee and also chair the Finance Committee. Denise O’Leary will replace Vicente Reynal as a member of the CGPR Committee, and Kathryn Farmer will replace Mike Embler as a member of the Finance Committee and the Safety Committee.

Board Composition and Tenure

The CGPR Committee recognizes the benefits of a variety of backgrounds and perspectives in the boardroom, including better reflecting our varied customer and team member base and the healthy debate that stems from different viewpoints. The Board also believes that directors develop an understanding of the Company and an ability to work effectively as a group over time that provides significant value, and therefore a significant degree of continuity year-over-year should be expected. Accordingly, our Board is comprised of directors from different backgrounds with varied tenures. 25% of our Board members have self-identified as ethnically diverse.

The demographic information presented below is as of the date of this Proxy Statement and is based on voluntary self-identification by each nominee. Additional biographical information on each nominee is set out above beginning on page 7.

DIRECTOR NOMINEE COMPOSITION FOR ROBUST OVERSIGHT

Stockholder Recommendations or Nominations of Director Candidates

The Board welcomes recommendations from its stockholders for director candidates that they believe meet the standards described above under “How We Build a Board that is Right for American Airlines.” We encourage stockholders with any

18

2025 Proxy Statement

such director candidate recommendations to contact us directly prior to going through the formal director nomination procedures described below. The CGPR Committee has a policy of considering candidates who are recommended by stockholders for membership to the Board in the same manner as candidates recommended by members of the Board.

Under our Bylaws, any stockholder wishing to nominate a director should submit in writing the candidate’s name, biographical information, business qualifications and other information required by the Bylaws, to Martin H. Nesbitt, Chair of the Corporate Governance and Public Responsibility Committee, American Airlines Group Inc., MD8B503, 1 Skyview Drive, Fort Worth, Texas 76155. All submissions must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director, if elected, and must otherwise be in compliance with our Bylaws. The Bylaws require that written nominations be received by the Company no sooner than 120 days and no later than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders. For the 2026 annual meeting of stockholders, notice must be delivered no sooner than February 11, 2026 and no later than March 13, 2026. All qualified submissions will be reviewed by the CGPR Committee at the next appropriate meeting.

In addition, our Bylaws permit certain of our stockholders who have beneficially owned 3% or more of our outstanding Common Stock continuously for at least three years to submit nominations to be included in the Company’s proxy materials for up to 20% of the total number of directors then serving. Notice of proxy access director nominations for the 2026 annual meeting of stockholders must be delivered to our Corporate Secretary at our principal executive offices no earlier than November 29, 2025 and no later than the close of business on December 29, 2025. The notice must set forth the information required by our Bylaws with respect to each proxy access director nomination that eligible stockholder or stockholders intend to present at the 2026 annual meeting of stockholders and must otherwise be in compliance with our Bylaws.

Any notice of director nomination other than through proxy access must include the additional information required by Rule 14a-19(b) under the Exchange Act and otherwise comply with our Bylaws. In connection with the 2026 annual meeting of stockholders, we intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for that meeting.

19

2025 Proxy Statement

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ratification of Independent Registered Public Accounting Firm

Our Audit Committee is directly responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm. Our Audit Committee annually reviews the independent registered public accounting firm’s qualifications, performance, fees and independence. Following its review, our Audit Committee has selected KPMG LLP (“KPMG”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and our Board has directed that KPMG’s appointment be submitted to our stockholders for ratification at the Annual Meeting.

KPMG has served as our independent registered public accounting firm since 2014. The Audit Committee believes it is important for the independent registered public accounting firm to maintain its objectivity and independence. In accordance with SEC rules and KPMG policies, the firm’s lead engagement partner rotates every five years. The Audit Committee and its Chair are directly involved in the selection of KPMG’s new lead engagement partner. Furthermore, in order to assure continuing auditor independence, the Audit Committee periodically considers whether there should be a regular rotation of the independent registered public accounting firm.

The Board has directed that KPMG’s appointment for the fiscal year ending December 31, 2025 be submitted to our stockholders for ratification at the Annual Meeting. The Audit Committee and the Board believe that the continued retention of KPMG to serve as the Company’s independent external auditor is in the best interests of the Company and its stockholders. If the stockholders do not ratify the appointment of KPMG, the Audit Committee will reconsider the appointment.

A representative of KPMG is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he or she desires to do so, and the representative is also expected to be available to respond to appropriate questions from stockholders.

The Audit Committee and the Board unanimously recommend that the stockholders vote “FOR” the proposal to ratify the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

Independent Registered Public Accounting Firm Fees

The following table presents fees billed for professional services rendered by KPMG, AAG’s independent registered public accounting firm for the audit of the financial statements of AAG and its subsidiaries as of and for the fiscal years ended December 31, 2024 and 2023, as well as fees billed in this period for other services rendered by KPMG.

	Fiscal Year 2024 ($)	Fiscal Year 2023 ($)
Audit Fees	4,650,000	4,525,000
Audit-Related Fees	1,313,000	1,605,000
Tax Fees	-	-
All Other Fees	-	-
Total	5,963,000	6,130,000

20

2025 Proxy Statement

“Audit Fees” are for professional services rendered for the audits of the annual financial statements included in our Annual Report on Form 10-K (including fees for the audits of internal control over financial reporting as required by Section 404 of the Sarbanes-Oxley Act of 2002, as amended) and quarterly reviews of the financial statements included in our quarterly reports on Form 10-Q.

“Audit-Related Fees” are for professional services rendered in connection with securities offerings and other SEC filings, significant auditing work on transactions and consultations concerning financial accounting and reporting standards and attestation services.

There were no fees that fall into the classification of “Tax Fees” for the fiscal year ended December 31, 2024 and 2023.

There were no fees that fall into the classification of “All Other Fees” for the fiscal year ended December 31, 2024 and 2023.

Policy on Audit Committee Pre-Approval

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent registered public accounting firm. The Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm, including audit services, audit-related services, tax services and other services. The Audit Committee has delegated pre-approval authority to its Chair. Under this delegation, the Chair must report any pre-approval decision he or she makes to the Audit Committee at its next meeting following such approval.

21

2025 Proxy Statement

PROPOSAL 3—ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (SAY-ON-PAY)

Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), allows our stockholders to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, commonly known as a “say-on-pay” vote. The Board has adopted a policy providing for an annual say-on-pay advisory vote. Unless the Board modifies its policy on the frequency of future say-on-pay advisory votes, we will bring these proposals to our stockholders annually and the next say-on-pay advisory vote will be held at the 2026 annual meeting of stockholders.

Our Compensation Committee and the Board believe that our compensation practices align our executive compensation structure with stockholders’ interests and current market practices. Our compensation strategy is designed to provide a total compensation package that will attract and retain high-caliber executives and align their objectives, incentives and contributions with our corporate objectives and stockholder interests, as well as to be flexible and complementary to meet our compensation objectives.

Our executive compensation program is heavily performance-based and directly linked with our established goals of safety, delivering record operational results, focusing on our profitability and efficiency, continuing to close our margin gap with our largest competitors and highlighting our customer experience commitments. Our 2024 LTIP incorporated both performance- and time-vesting components, with half of the target value consisting of the performance-vesting component. The performance-vesting component is tied to attainment of relative EBITDAR margin gap improvement versus our industry peers (90% weighting) and our net promoter score (10% weighting). The performance-vesting component of the 2024 LTIP will be earned, if at all, following the completion of a three-year performance period. The 2024 performance-based STIP was designed to align management with our goals of safety, profitability, efficiency and operational reliability while building on our momentum on team member engagement. We remain intently focused on profitability, efficiency and operational reliability, and the footprint of these areas comprised 95% of the 2024 STIP.

At our 2024 annual meeting of stockholders, our stockholders voted, in a non-binding advisory vote, to approve the compensation of our named executive officers (with an approval representing approximately 76% of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal). This represents an approval of 82% of the votes cast excluding abstentions. This approval was lower than our historical approvals on say-on-pay. Over the prior decade, our stockholders have approved the compensation of our named executive officers with an approval of over 94% on average. We believe the lower say-on-pay approval in 2024 was largely due to the non-recurring elements that were reflected as compensation for 2023. These non-recurring elements were associated with executive promotions which occurred over the prior three years during the Coronavirus Aid, Relief and Economic Security Act (“CARES”) restriction period and cash incentive program payouts that were almost entirely attributed to 2022 but were paid in 2023, significantly increasing the reported compensation in the Summary Compensation Table for 2023. As highlighted in the Company’s proxy statement filed with the Securities and Exchange Commission on April 25, 2024 (the “2024 Proxy Statement”), these 2023 compensation elements were one-time and non-recurring. As such, they were not replicated in 2024. Mr. Isom’s target annual direct compensation level for 2024, including base salary, STIP target or LTIP target, remained at approximately $15.2 million, the same level as in 2023, and remained significantly below the last reported value for the CEO of United (2024) and the CEO of Delta (2023), our two closest peers. For a description of our stockholder engagement, see the section entitled “Compensation Discussion and Analysis—Stockholder Approval of 2023 Executive Compensation and Stockholder Engagement” beginning on page 51.

A Continued Commitment to Effective Compensation Governance Practices. Compensation packages for our executive officers are (i) established by our Compensation Committee that consists solely of independent directors, (ii) consistent with market and industry practice, and (iii) reasonable in light of our corporate and each individual executive’s performance.

Clawback Provisions. The Company’s clawback policy requires the recoupment of incentive compensation determined to be erroneously awarded to executive officers in the event of an accounting restatement but also continues to provide the Compensation Committee with broad discretion as to what actions may be taken based on the circumstances, including recovery of compensation paid under the Company’s STIP, LTIP and other equity incentive awards.

22

2025 Proxy Statement

Robust Stock Ownership Guidelines. We maintain stock ownership guidelines that further align our executives’ long-term interests with those of our stockholders.

Mitigating Compensation Risk. We mitigate compensation risk by providing a compensation package that focuses on both short- and long-term goals and requires a substantial stock ownership commitment, which encourages our executives to focus on the Company’s success both during the immediate fiscal year and for the future.

For more information about our compensation practices and philosophy, see the section entitled “Compensation Discussion and Analysis” beginning on page 48.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC. This vote gives stockholders the opportunity to express their views on the named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and our philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to vote “FOR” the following advisory resolution at the Annual Meeting:

“RESOLVED, that AAG’s stockholders approve, on a non-binding, advisory basis, the compensation of AAG’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC in the Compensation Discussion and Analysis section, the compensation tables, narrative discussion and any related material disclosed in this Proxy Statement for the Annual Meeting.”

The say-on-pay vote is advisory, and therefore not binding on us, our Compensation Committee or the Board. However, the Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of this advisory vote when making future decisions about executive compensation.

The Board unanimously recommends that the stockholders vote “FOR” the advisory approval of executive compensation.

23

2025 Proxy Statement

PROPOSAL 4—APPROVE AMENDMENT NO. 1 TO THE COMPANY’S TAX BENEFIT PRESERVATION PLAN

On December 21, 2021, the Board adopted the Tax Benefit Preservation Plan, which was entered into with American Stock Transfer & Trust Company, LLC (now known as Equiniti Trust Company, LLC), as rights agent (the “Rights Agent”) and was approved by the Company’s stockholders at the 2022 annual meeting of the Company’s stockholders. As originally adopted, the Tax Benefit Preservation Plan was scheduled to expire at the close of business on December 20, 2024. On October 31, 2024, the Company and the Rights Agent entered into Amendment No. 1 to the Tax Benefit Preservation Plan (the “First Amendment”), which extends the expiration date of the Plan from December 20, 2024 to October 29, 2027 (subject to other earlier termination events, including if stockholder approval of the First Amendment has not been obtained by October 29, 2025). The Board is asking stockholders to approve the Tax Benefit Preservation Plan, as amended by the First Amendment (the “Tax Plan”).

Background. In connection with the Tax Plan, the Board declared a dividend of one preferred stock purchase right (individually, a “Right” and collectively, the “Rights”) for each share of Common Stock of the Company outstanding at the close of business on January 5, 2022. As long as the Rights are attached to the Common Stock, the Company will issue one Right (subject to adjustment) with each new share of the Common Stock so that all such shares will have attached Rights. If and when exercisable, each Right will entitle the registered holder to purchase from the Company one one-thousandth (1/1,000th) of a share of Series B Junior Participating Preferred Stock, par value $0.01 per share (the “Series B Preferred”), of the Company at a price of $89 per one one-thousandth (1/1,000th) of a share of Series B Preferred, subject to adjustment (the “Purchase Price”).

The Company’s business operations have generated significant net operating losses, credit carry-forwards and other certain tax attributes (collectively, the “Tax Benefits”), and we may generate additional Tax Benefits in future years. The Tax Plan is intended to act as a deterrent to any person acquiring shares of the Company’s securities equal to or exceeding 4.9% of the outstanding Common Stock without the approval of the Board. As such, the Tax Plan is designed to protect the valuable Tax Benefits because changes in ownership by a person owning less than 4.9% of the outstanding Common Stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). The Board has established procedures to consider requests to exempt certain acquisitions of the Company’s securities from the Tax Plan if the Board determines that doing so would not limit or impair the availability of the Tax Benefits or is otherwise in the best interests of the Company. The Board believes the Tax Plan is in the Company’s and its stockholders’ best interests.

The following description of the terms of the Tax Plan is qualified in its entirety by reference to the full text of the Tax Plan (including the First Amendment), which can be found in the accompanying Appendix A. Please read the Tax Plan in its entirety as the discussion below is only a summary.

The Rights. The Rights will be transferred only with the Common Stock until the Distribution Date (as defined below) (or earlier redemption, exchange, termination or expiration of the Rights). After the Distribution Date, separate rights certificates will be issued evidencing the Rights and become separately transferable apart from the Common Stock. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends. The Rights are protected by customary antidilution provisions.

Exercisability. Subject to certain exceptions, the rights become exercisable and trade separately from Common Stock only upon the “Distribution Date,” which occurs upon the earlier of:

•

at the close of business on the tenth business day following a public announcement that a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the outstanding Common Stock (each such person, an “Acquiring Person”), or

•

at the close of business on the tenth business day (or such later date as may be determined by action of the Board prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of

24

2025 Proxy Statement

which would result in the beneficial ownership by a person or group of affiliated or associated persons of shares of Common Stock equal to or exceeding 4.9% of the outstanding Common Stock.

The Board may postpone the Distribution Date of the Rights under certain circumstances.

The Tax Plan provides that any person who beneficially owned shares of Common Stock equal to or exceeding 4.9% of the outstanding Common Stock prior, including immediately prior, to December 21, 2021, together with any affiliates and associates of that person (each, an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Tax Plan unless the Existing Holder becomes the beneficial owner of one or more additional shares of Common Stock (other than pursuant to (a) a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock, (b) a split or subdivision of the outstanding Common Stock or (c) an Exempt Acquisition (as defined below)). However, if upon acquiring beneficial ownership of one or more additional shares of Common Stock, the Existing Holder does not beneficially own shares of Common Stock equal to or exceeding 4.9% of the outstanding Common Stock, the Existing Holder shall not be deemed to be an “Acquiring Person” for purposes of the Tax Plan.

The Tax Plan further provides that any person who becomes the beneficial owner of one or more additional shares of Common Stock, solely as a result of (a) equity granted to the officers and members of the Board of the Company and any Subsidiary of the Company in their capacity as such officers and directors or (b) the vesting of any equity compensation awards, options, warrants, rights or similar interests granted to any person by the Company or any subsidiary of the Company (including as a result of an adjustment to the number of shares of Common Stock represented by any such equity compensation award, option warrant, right, or similar interest pursuant to the terms thereof) (each, an “Exempt Acquisition”), shall not be deemed to be an “Acquiring Person” for purposes of the Tax Plan unless such person becomes the beneficial owner of one or more additional shares of Common Stock (other than pursuant to (i) a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock, (ii) a split or subdivision of the outstanding Common Stock or (iii) another Exempt Acquisition). However, if upon acquiring beneficial ownership of one or more additional shares of Common Stock, such holder does not beneficially own 4.9% or more of the outstanding Common Stock, such holder shall not be deemed to be an “Acquiring Person” for purposes of the Tax Plan.

Merger, Exchange or Redemption of the Rights. In the event that a person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and shares of the Common Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be null and void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of the Right. In the event that, after a Person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.

At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the then outstanding Common Stock, the Board may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become null and void), in whole or in part, for shares of Common Stock at an exchange rate of one share of Common Stock per Right (subject to adjustment).

The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”) by the Board at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Exemptions. The Tax Plan includes a procedure whereby the Board will consider requests (a) to exempt certain acquisitions of Common Stock from the applicable ownership trigger if the Board determines that the acquisition will not jeopardize or endanger the availability of the Tax Benefits to the Company and (b) solely before a person beneficially owns shares of Common Stock equal to or exceeding 4.9% of the Common Stock then outstanding, to exempt certain

25

2025 Proxy Statement

acquisitions of Common Stock from the applicable ownership trigger if the Board determines that the acquisition is in the best interests of the Company even if it jeopardizes or endangers the availability of the Tax Benefits.

Amendments. Any of the provisions of the Tax Plan may be amended by the Board, or a duly authorized committee thereof, for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Tax Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or any affiliate or associate of an Acquiring Person).

Expiration. Unless redeemed or exchanged earlier by the Company or terminated, the Rights will expire upon the earliest to occur of (a) the close of business on October 29, 2027, (b) the close of business on October 29, 2025, if stockholder approval of the First Amendment (including as contemplated by this Proposal 4) has not been obtained by that date, (c) the close of business on the effective date of the repeal of Section 382 of the Code if the Board determines that the Tax Plan is no longer necessary or desirable for the preservation of the Tax Benefits or (d) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

Certain Considerations Related to the Tax Plan. The Board believes that attempting to protect the Tax Benefits is in the Company’s and its stockholders’ best interests. However, the IRS has not audited or otherwise validated the amount of the Tax Benefits. The IRS could challenge the amount of the Tax Benefits, which could limit the Company’s ability to use the Tax Benefits to reduce its future income tax liability. In addition, the Company cannot eliminate the possibility that an ownership change will occur even if the Tax Plan is approved. The complexity of Section 382’s provisions and the limited knowledge any public company has about the ownership of its publicly traded stock make it difficult to determine whether an ownership change has occurred. Therefore, the Company cannot assure you that the IRS will not claim that the Company experienced an ownership change and attempt to reduce or eliminate the benefit of the Tax Benefits even if the Tax Plan remains in place. Please consider the items discussed below in voting on Proposal 4.

Continued Risk of Ownership Change. Although the Tax Plan is intended to reduce the likelihood of an ownership change, the Company cannot provide assurance that it would prevent all transfers of the Company’s securities that could result in such an ownership change.

Anti-Takeover Effect. The reason the Board approved and adopted the Tax Plan is to preserve the long-term value of the Tax Benefits. While the Tax Plan is not intended to prevent a takeover, it does have a potential anti-takeover effect because any person or group acquiring 4.9% or more of the outstanding shares of Common Stock may be diluted upon the occurrence of a triggering event. Accordingly, the overall effects of the Tax Plan may be to render more difficult, or discourage, a merger, tender offer, proxy contest or assumption of control by a substantial holder of the Company’s securities.

Effect of a Vote Against Approval of the First Amendment to the Tax Plan. Neither the Company’s governing documents nor applicable law requires stockholder approval of the Tax Plan. However, the Company considers this proposal for stockholders to approve the Tax Plan to be an important opportunity for the Company’s stockholders to provide direct feedback on an important matter of corporate governance. If the Company’s stockholders do not approve the Tax Plan, the Tax Plan will expire on October 29, 2025.

The Board unanimously recommends that the stockholders vote “FOR” the approval of Amendment No. 1 to the Tax Benefit Preservation Plan.

26

2025 Proxy Statement

PROPOSAL 5—ADVISORY VOTE ON STOCKHOLDER PROPOSAL TO END PARTICIPATION IN THE HUMAN RIGHTS CAMPAIGN’S CORPORATE EQUALITY INDEX

The National Center for Public Policy Research, 2005 Massachusetts Ave. NW, Washington, D.C. 20036, has informed the Company that it intends to present the proposal set forth below at our Annual Meeting. The number of the Company’s securities that the stockholder owns will be provided to stockholders promptly upon request. If the stockholder (or its “qualified representative”) is present at the Annual Meeting and properly submits the proposal for a vote, then the stockholder proposal will be voted upon at the Annual Meeting. In accordance with federal securities laws, the stockholder proposal is presented under Proposal 5 as submitted by the stockholder and is quoted verbatim. The Company disclaims all responsibility for the content of the proposal and the supporting statement, including other sources referenced in the supporting statement.

For the reasons stated in the Board’s Statement of Opposition, which follows the stockholder proposal, the Board unanimously urges stockholders to vote “AGAINST” the stockholder proposal.

Proposal 5

Supporting Statement:

American Airlines received a perfect score of 100 on the Human Rights Campaign (HRC)’s Corporate Equality Index (CEI),1 which can only be attained by abiding by its hyper-partisan, divisive and increasingly radical criteria.2

Though HRC claims the CEI is just a “benchmarking tool on corporate policies… pertinent to LGBTQ employees,”3 in reality, it functions like a social credit score for corporations. The threat of a bad score is wielded by HRC against corporations to force them to do the political bidding of radical LGBTQ activists, which seek to sow gender confusion in children, encourage the permanent surgical procedures of confused teens, effectively eliminate girls’ and women’s sports and bathrooms, and roll back longstanding religious liberties.

Receiving a perfect or high score on the CEI can only mean that American Airlines—which has paid platinum partnership with HRC4—is spending shareholder assets to espouse and fund such partisan and divisive positions. This—in addition to adopting a number of other partisan policies—caused American Airlines to be rated as a “high risk” investment, according to 1792 Exchange’s Corporate Bias Ratings.5

Recent events have made clear that shareholder value drops when companies engage in overtly divisive activism of the sort that the CEI demands. Following Bud Light’s embrace of such partisanship, its revenue fell $395 million in North America compared to a year prior.6 Target’s market cap fell over $15 billion amid backlash for similar actions.7 Disney

[1]	https://news.aa.com/news/news-details/2023/American-Airlines-earns-top-score-in-Human-Rights-Campaign-Foundations-2023-2024-Corporate-Equality-Index-ID-LGBTQ-11/

[2]	https://reports.hrc.org/corporate-equality-index-2023

[3]	https://www.hrc.org/resources/corporate-equality-index

[4]	https://www.hrc.org/about/corporate-partners

[5]	https://1792exchange.com/spotlight-reports/corporate-bias-ratings/?c_id=1414

[6]	https://www.cnn.com/2023/08/03/business/anheuser-busch-revenue-bud-light-intl-hnk/index.html;

[7]	https://www.foxbusiness.com/media/target-market-cap-losses-hit-15-7-billion-share-near-52-week-low-amid-woke-backlash

27

2025 Proxy Statement

stock fell 44 percent in 2022—its worst performance in nearly 50 years—for putting divisive agendas ahead of parental rights.8 And Planet Fitness’ valuation dropped by $400 million in just five day for a similar controversy.9

Some companies have responded to these risks accordingly: Lowe’s, Ford, Harley Davidson, Jack Daniels, Tractor Supply and Walmart all ended their CEI participation.10

Out of its fiduciary duty to protect shareholders from value-destroying risks, American Airlines should end its participation in the CEI as well.

Resolved:

Shareholders request that the Board consider ending the Company’s participation in the Human Rights Campaign’s Corporate Equality Index.

The Board’s Statement in Opposition

The Board has considered this proposal and concluded that the proposal is not in the best interest of our stockholders because our stockholders value transparency and the Board and management maintain active oversight over matters that are important to stockholders. Accordingly, the Board unanimously recommends a vote AGAINST this proposal for the following reasons.

Our stockholders value our efforts to be transparent about policies, practices and offerings.

We aim to provide transparency on a wide range of matters that are important to our investors and other stakeholders. Our stakeholders care about a range of interests with respect to the Company’s policies, practices and performance. To that end, we release an annual Sustainability Report on our website that provides extensive disclosure on, among other things, our human capital recruitment and management practices, including our talent development and team member offerings. Our stockholders have provided us encouraging feedback regarding the quality and transparency of our disclosures. Our Government Affairs team, together with our People Team, Investor Relations Team and other teams with similar subject matter responsibilities, regularly assesses how to provide effective transparency, including through participation in third-party reports, initiatives, and surveys.

Our Board and management maintain active oversight over matters that are important to stockholders.

Our Board, through the collaboration with its committees and management, maintains robust oversight of the strategies and risks involved in our operations. For example, our CGPR Committee oversees corporate responsibility issues that impact our values and reputation among our stakeholders, and our Compensation Committee oversees our human capital issues, including compensation, benefits, engagement and talent development. These oversight responsibilities encompass our transparency efforts to stockholders, including our decisions to participate in third-party reports, initiatives and surveys, which involve input from various internal parties at our Company. As such, these decisions are complex and are best left to the discretion of our Board and management.

[8]

https://www.washingtonexaminer.com/policy/economy/disney-has-lost-50-billion-in-value-since-war-with-florida-began; https://www.hollywoodreporter.com/business/business-news/disney-stock-2022-1235289239/; https://markets.businessinsider.com/news/stocks/disney-stock-price-decline-bob-iger-pandemic-inflation-recession-streaming-2022-12

[9]	https://www.dailymail.co.uk/news/article-13220723/Planet-Fitness-Value-Falls-Trans-row.html

[10]

https://www.nbcnews.com/business/business-news/lowes-becomes-later-paring-back-dei-efforts-rcna168380; https://www.cbsnews.com/news/lowes-dei-harley-davidson-john-deere-tractor-supply/; https://x.com/harleydavidson/status/1825564138032234994; https://www.foxnews.com/lifestyle/jack-daniels-renounces-woke-agenda-latest-iconic-us-brand-bring-sanity-back-business; https://corporate.tractorsupply.com/newsroom/news-releases/news-releases-details/2024/Tractor-Supply-Company-Statement/default.aspx; https://www.cnbc.com/ 2024/11/26/walmart-pulls-back-on-dei-efforts-removes-some-lbgtq-merchandise-html

28

2025 Proxy Statement

Our Board regularly monitors and evolves its policies as appropriate to best suit the needs of our investors and stakeholders. Given the Company’s existing practices to assess participation in transparency efforts and the Board’s oversight of corporate responsibility issues and human capital issues, we believe implementation of the proposal will not add value to our stockholders.

For these reasons, the Board unanimously urges stockholders to vote “AGAINST” the stockholder proposal regarding a request for the Company to end participation in the Human Rights Campaign’s Corporate Equality Index.

29

2025 Proxy Statement

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our Common Stock as of April 14, 2025, by (1) each of our directors and nominees for director, (2) each of the individuals named in the section entitled “Executive Compensation—Summary Compensation Table” beginning on page 65 and (3) all of our directors and executive officers as a group, based in each case on information furnished to us by these persons. We believe that each of the named individuals and each director and executive officer included in the group has sole voting and investment power with regard to the shares shown, except that certain individuals may share voting and investment power with their spouses and except as otherwise noted.

	AAG Common Stock Beneficially Owned(1)
Name of Beneficial Owner and Relationship to Company	Amount and Nature of Beneficial Ownership		Percent of Class
Robert Isom Chief Executive Officer, President and Director	1,301,445	(2)	*
Steve Johnson Vice Chair and Chief Strategy Officer	975,080	(3)	*
Devon May Chief Financial Officer	238,178	(4)	*
David Seymour Chief Operating Officer	377,088	(5)	*
Priya Aiyar*** Former Chief Legal Officer	343,217	(6)	*
Vasu Raja*** Former Chief Commercial Officer	496,337	(7)	*
Adriane Brown Director	41,319	(8)	*
John Cahill Director	199,726	(9)	*
Mike Embler** Director	82,726	(10)	*
Kathryn Farmer Director nominee	0		*
Matt Hart Director	89,332	(11)	*
Sue Kronick Director	65,491	(12)	*
Marty Nesbitt Director	65,491	(13)	*
Denise O’Leary Director	140,780	(14)	*
Vicente Reynal Director	31,916	(15)	*
Greg Smith Independent Chairman	67,213	(16)	*
Doug Steenland Director	42,644	(17)	*
Howard Ungerleider Director	11,839	(18)	*
All directors, nominees and current executive officers as a group (16 persons)	3,730,268	(19)	*

*	Represents less than 1% of the outstanding shares of our Common Stock.

30

2025 Proxy Statement

**	Mr. Embler is not standing for reelection at the Annual Meeting.

***

Beneficial ownership of Ms. Aiyar is as of February 21, 2025, and beneficial ownership of Mr. Raja is as of May 3, 2024, the most recent dates for which information is available. Ms. Aiyar ceased to be an executive officer of the Company as of February 21, 2025, and Mr. Raja ceased to be an executive officer of the Company as of June 5, 2024.

(1)

Beneficial ownership as reported in the table has been determined in accordance with SEC rules and regulations and includes restricted stock units (“RSUs”) that vest within 60 days of April 14, 2025. Pursuant to SEC rules and regulations, all shares not currently outstanding that are subject to RSUs that vest within 60 days of April 14, 2025, are deemed to be outstanding for the purpose of computing “Percent of Class” held by the holder of the class but are not deemed to be outstanding for the purpose of computing the “Percent of Class” held by any other stockholder.

(2)	Includes 1,301,445 shares held directly. Excludes 2,253,131 unvested RSUs that will not vest within 60 days of April 14, 2025.

(3)	Includes 975,080 shares held directly. Excludes 887,937 unvested RSUs that will not vest within 60 days of April 14, 2025.

(4)

Includes 209,042 shares held directly and 29,136 shares underlying unvested RSUs that vest within 60 days of April 14, 2025. Excludes 458,507 unvested RSUs that will not vest within 60 days of April 14, 2025.

(5)

Includes 341,779 shares held directly and 35.309 shares underlying unvested RSUs that vest within 60 days of April 14, 2025. Excludes 528,863 unvested RSUs that will not vest within 60 days of April 14, 2025.

(6)	Includes 343,217 shares held directly.

(7)	Includes 496,337 shares held directly,

(8)	Includes 28,411 shares held directly and 12,908 shares underlying unvested RSUs that vest within 60 days of April 14, 2025.

(9)

Includes 161,266 shares held indirectly for the benefit of the John Tobin Cahill Revocable Trust, 25,552 shares held indirectly for the benefit of the Ladson Court Trust V and 12,908 shares underlying unvested RSUs that vest within 60 days of April 14, 2025.

(10)	Includes 69,818 shares held directly and 12,908 shares underlying unvested RSUs that vest within 60 days of April 14, 2025.

(11)	Includes 76,424 shares held directly and 12,908 shares underlying unvested RSUs that vest within 60 days of April 14, 2025.

(12)	Includes 52,583 shares held directly and 12,908 shares underlying unvested RSUs that vest within 60 days of April 14, 2025.

(13)	Includes 52,583 shares held directly and 12,908 shares underlying unvested RSUs that vest within 60 days of April 14, 2025.

(14)	Includes 127,872 shares held directly and 12,908 shares underlying unvested RSUs that vest within 60 days of April 14, 2025.

(15)	Includes 19,008 shares held directly and 12,908 shares underlying unvested RSUs that vest within 60 days of April 14, 2025.

(16)	Includes 36,954 shares held directly, 140 shares held indirectly for the benefit of Mr. Smith’s Family Trusts and 30,119 shares underlying unvested RSUs that vest within 60 days of April 14, 2025.

(17)	Includes 29,736 shares held directly and 12,908 shares underlying unvested RSUs that vest within 60 days of April 14, 2025.

(18)	Includes 11,839 shares underlying unvested RSUs that vest within 60 days of April 14, 2025.

(19)

Includes 3,320,735 shares held directly, 161,266 shares held indirectly for the benefit of the John Tobin Cahill Revocable Trust, 25,552 shares held indirectly for the benefit of the Ladson Court Trust V, 140 shares held indirectly for the benefit of Mr. Smith’s Family Trusts and 222,575 shares underlying unvested RSUs that vest within 60 days of April 14, 2025, held by our current executive officers, directors and nominees as a group. Excludes 4,128,438 shares underlying unvested RSUs held by our current executive officers, directors and nominees as a group that will not vest within 60 days of April 14, 2025.

The following table sets forth information regarding the beneficial ownership of our Common Stock as of April 14, 2025 for each person known to us to be the beneficial owner of more than 5% of our outstanding Common Stock.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	62,031,563	(a)	9.41%

Blackrock, Inc. 55 East 52nd Street New York, NY 10055	54,575,149	(b)	8.28%

PRIMECAP Management Company 177 E. Colorado Blvd., 11th Floor Pasadena, CA 91105	57,339,666	(c)	8.69%

(a)

The amount shown and the following information are derived solely from the Schedule 13G/A filed by The Vanguard Group on November 12, 2024. The Vanguard Group has shared voting power with respect to 123,735 of such shares, sole voting power with respect to no shares, sole dispositive power with respect to 61,547,145 of such shares and shared dispositive power with respect to 484,418 of such shares.

(b)

The amount shown and the following information are derived solely from the Schedule 13G/A filed by BlackRock, Inc. on November 8, 2024. BlackRock, Inc. has sole dispositive power with respect to all of such shares, sole voting power with respect to 53,482,377 of such shares and shared voting power with respect to no shares.

(c)

The amount shown and the following information are derived solely from the Schedule 13G/A filed by PRIMECAP Management Company on November 12, 2024. PRIMECAP Management Company has sole dispositive power with respect to all of such shares, sole voting power with respect to 55,507,321 of such shares and shared voting power with respect to no shares.

31

2025 Proxy Statement

INFORMATION ABOUT THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Governance Overview

Maintaining leading governance practices is and has been a long-standing priority, and we regularly assess and refine our corporate governance policies and procedures to take into account evolving best practices.

Our Board has adopted the Governance Guidelines to facilitate our mission and to establish general principles and policies by which the Board manages its affairs. The Governance Guidelines are reviewed periodically by the CGPR Committee and are posted on our website at www.aa.com under the links “Investor Relations”—“Corporate Governance.”

Board Leadership and Structure—Separate Chairman and CEO Roles

Pursuant to our Bylaws, the Board is responsible for filling the positions of Chairman and Chief Executive Officer, with the persons they deem qualified, as well as for removing and replacing such persons as and when the Board may deem necessary or appropriate. The Board periodically reviews AAG’s leadership structure and may modify the structure as it deems appropriate, given the specific circumstances then facing the Company.

In February 2023, we announced the appointment of Greg Smith as the Company’s Independent Chairman effective April 30, 2023. By separating the roles of Chairman and CEO, our CEO is able to focus on executing on our strategy and operations, and our Board Chairman, who is an independent director, can devote his time and attention to matters of Board oversight and governance.

Board Meetings

The Board conducts its business through meetings of the full Board and committees of the Board. The Board regularly meets in executive session with only independent directors of the Board present. Each director is expected to attend all meetings of the Board and of each committee of which the Director is a member and the Company’s annual meeting of stockholders, except where unusual circumstances arise. During 2024, the Board held nine meetings, four of which included executive sessions comprised of only independent directors. In 2024, each incumbent director attended at least 75% of the aggregate number of meetings of the Board and of the committees on which he or she served.

Committees

The Board has five standing, principal committees: the Audit Committee, the Compensation Committee, the CGPR Committee, the Finance Committee and the Safety Committee. The primary responsibilities, membership and meeting information for the committees of our Board during 2024 are summarized below. Copies of the charters of the Audit Committee, Compensation Committee, CGPR Committee and Safety Committee are available on our website at www.aa.com under the links “Investor Relations”—“Corporate Governance.”

Director Independence

The Governance Guidelines contain standards for determining director independence that meet or exceed the applicable rules of the SEC and Nasdaq listing standards. The Governance Guidelines define an “independent” director as one who:

•

is not an executive officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director;

•	is not, and has not at any time during the past three years been, employed by the Company;

•

has not accepted, and does not have any spouse, parent, child or sibling, whether by blood, marriage or adoption, any person residing in such individual’s home, or any relative supported financially (each, a “Family Member”) who has accepted, any compensation from the Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the determination of independence, other than (A) compensation for Board or committee service, (B) compensation paid to a Family Member who is an employee (other than an executive officer) of the Company, or (C) benefits under a tax-qualified retirement plan or non-discretionary compensation;

32

2025 Proxy Statement

•	is not a Family Member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;

•

is not, and does not have a Family Member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than (A) payments arising solely from investments in the Company’s securities and (B) payments under non-discretionary charitable contribution matching programs;

•

is not, and does not have a Family Member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the Company served on the compensation committee of such other entity;

•

is not, and does not have a Family Member who is, a current partner of the Company’s outside auditor, and was not, and does not have a Family Member who was, a partner or employee of the Company’s outside auditor who worked on the Company’s audit at any time during any of the past three years; and

•	satisfies any additional requirements for independence promulgated from time to time by Nasdaq.

The Governance Guidelines also provide that the Board will consider all other relevant facts and circumstances, including issues that may arise as a result of any director compensation (whether direct or indirect), any charitable contributions we make to organizations with which a director is affiliated and any consulting arrangement between the Company and a director. The CGPR Committee reports annually to the full Board on these matters.

Pursuant to the Governance Guidelines, the CGPR Committee and the Board undertake an annual review of director independence. Based on the CGPR Committee’s review in March 2025, the Board affirmatively determined that all of our directors, and our new director nominee, are independent under the standards provided in the Governance Guidelines and under applicable Nasdaq listing standards, except for Mr. Isom, who serves as our Chief Executive Officer and President.

The following types and categories of transactions, relationships and arrangements were considered by our Board in making its independence determinations in 2025. Excluded were ordinary course air transportation by corporations or other organizations where the director’s interest solely arises from such person’s position as a director or advisor to such other corporation or organization. All of the reviewed transactions and arrangements were entered into in the ordinary course of business and none of the business transactions, donations or grants involved an amount that exceeded the greater of 5% of the recipient entity’s revenues or $200,000.

Ms. Kronick, Mr. Steenland and Mr. Ungerlieder served during 2024 or continue to serve as a member on the board of directors or an advisory board of companies or entities that engage, or whose affiliates engage, in ordinary course commercial transactions with AAG involving goods or services other than air transportation. Additionally, Mr. Reynal’s brother is an executive of a company that engages in ordinary course commercial transactions with AAG involving goods or services other than air transportation. The Board has concluded that these transactions and arrangements do not impair the directors’ exercise of independent judgment in carrying out their responsibilities as directors.

The Board also considered Mr. Smith’s prior role as Chief Financial Officer of The Boeing Company (“Boeing”), which is one of our significant commercial partners. In light of the fact Mr. Smith retired from Boeing in July 2021, before his appointment as a director, and has no continuing role with Boeing, our Board determined that this past relationship does not impair his exercise of independent judgment in carrying out his responsibilities as Independent Chairman and director.

Board Composition and Tenure

Our Board believes in a variety of backgrounds, experiences and perspectives helps to maintain an effective board. The CGPR Committee seeks to recommend individuals to the Board with, among other things, varied skills, experience, expertise and perspective appropriate for the business and operation of the Company. We recognize the benefits of different backgrounds, experiences and perspectives in the boardroom, including better reflecting our wide-ranging customer and team member base and the healthy debate that stems from different viewpoints that may result from varied backgrounds.

33

2025 Proxy Statement

We believe that fresh perspectives and new ideas are critical to a forward-looking and strategic Board. At the same time, given the extremely complex nature of our business, it is equally important to benefit from the valuable experience and institutional knowledge that longer-serving directors bring to the boardroom. The Board strongly believes that the current mix of director nominees provides the Company with an appropriate balance of knowledge, experience and capability, allowing us to leverage deep Company experience and knowledge in addition to new viewpoints and innovative ideas among newer directors. Out of our 12 director nominees, three have served on our Board for 11 or more years and seven have been on our Board for five years or less.

BOARD COMPOSITION AND SKILLS FOR ROBUST OVERSIGHT

Board Self-Evaluation

Each year, the CGPR Committee, together with our Independent Chairman, oversees an evaluation process of the performance of the Board, including its committees. The evaluations help inform the CGPR Committee’s discussion regarding Board succession planning and refreshment and complement the CGPR Committee’s evaluation of the size and composition of the Board. The Board also recognizes that a robust and constructive evaluation process is an important part of corporate governance and Board effectiveness. Our Governance Guidelines and CGPR Committee charter require our CGPR Committee to conduct a periodic assessment of the performance of the Board, including its committees, and provide the results to the full Board for discussion. Our Board is committed to an annual evaluation process and recognizes that this process promotes continuous improvement. The annual self-assessment evaluates the performance of the Board and its committees in accordance with a procedure established by the CGPR Committee. In 2024, the full Board and each Board committee completed anonymous written questionnaires that requested subjective comment in key areas and solicited input for areas of development. The results were compiled and reviewed by the Board and each Board committee. In addition, our Independent Chairman spoke individually with each Board member to discuss any issues of concern not reflected in written questionnaires. The evaluation results, including concerns discussed with our Independent Chairman, were reviewed in detail by our Independent Chairman and CGPR Committee Chair, who led a discussion with the full Board highlighting both areas of strength and opportunities for improvement. Over the past few years, this evaluation process has contributed to various refinements in the way the Board and its committees operate, including taking measures to provide that Board and committee agendas are appropriately focused on strategic priorities, a more robust and transparent annual board calendar, more communication with senior management between regular Board meetings, and an increasing focus on continuous Board refreshment and leadership succession planning.

34

2025 Proxy Statement

Audit Committee

Members in 2024:

Matt Hart (Chair)

John Cahill

Marty Nesbitt

Howard Ungerleider

Meetings in 2024: 7

The Board has determined that each member is independent under SEC and Nasdaq rules and the Governance Guidelines. Each member is an “audit committee financial expert” under applicable SEC rules and has the financial management expertise required by Nasdaq listing standards.

Primary Responsibilities

•  Oversee the Company’s internal accounting function; report to the Board with respect to other auditing and accounting matters

•  Appoint or replace the independent auditor; oversee the work of the independent auditor for the purpose of preparing or issuing an audit report or related work, including determining the scope of annual audits and fees to be paid

•  Oversee the Company’s risk management policies that relate to the financial control environment, financial reporting and disclosure controls

•  Establish and maintain procedures for compliance with significant applicable legal, ethical and regulatory requirements and for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters

•  Review and approve all significant conflicts of interest and related party transactions in accordance with Company policies

•  Review cybersecurity, artificial intelligence, data privacy and other risks relevant to the Company’s computerized information system controls and security

•  Pre-approve audit and permitted non-audit services provided by the independent auditor

Compensation Committee

Members in 2024:

Denise O’Leary (Chair)

Vicente Reynal

Doug Steenland

Howard Ungerleider

Meetings in 2024: 8

The Board has determined that each member is independent under Nasdaq rules and the Governance Guidelines and is a “non-employee director” as defined by Rule 16b-3 under the Exchange Act.

Primary Responsibilities

•  Review and approve the Company’s overall compensation strategy and policies, including performance goals for executive officers

•  Review the relationship between the Company’s compensation strategy and risk management policies

•  Together with the Board, oversee leadership succession planning

•  Evaluate the performance of the Company’s Chief Executive Officer and approve his compensation and other terms of employment

•  Evaluate the performance of and determine the compensation and other terms of employment of the other executive officers and other members of senior management

•  Administer the Company’s incentive and stock plans, including establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and making other decisions regarding the operation of such plans

•  Review the compensation of the non-employee members of the Board and make recommendations regarding changes to the full Board

•  Retain outside advisors; directly retain and oversee its independent compensation consultant

35

2025 Proxy Statement

Corporate Governance and Public Responsibility Committee

Members in 2024:

Marty Nesbitt (Chair)

Adriane M. Brown

Sue Kronick

Vicente Reynal

Meetings in 2024: 5

The Board has determined that each member is independent under Nasdaq rules and the Governance Guidelines.

Primary Responsibilities

•  Oversee all aspects of the Company’s corporate governance functions, including the procedures for compliance with significant applicable legal, ethical and regulatory requirements that impact corporate governance

•  Conduct an annual review of director independence and the performance of the Board, including the committees

•  Identify individuals qualified to become members of the Board and recommend director nominees

•  Periodically review and evaluate, with the Company’s management, the Company’s governance-related risks and risk management practices

•  Review and assess the Governance Guidelines and recommend any changes deemed appropriate to the Board

•  Oversee the stockholder engagement process and significant stockholder relations issues, including consideration of stockholder proposals

•  Oversee the Company’s sustainability efforts

•  Oversee the Company’s lobbying activities, major advocacy priorities, principal trade association memberships and political contributions, if any, and periodically review reports on the Company’s corporate political contributions and the processes and guidelines of the American Airlines Political Action Committee

Finance Committee

Members in 2024:

Doug Steenland (Chair)

John Cahill

Mike Embler

Denise O’Leary

Meetings in 2024: 5

The Board has determined that each member is independent under Nasdaq rules and the Governance Guidelines.

Primary Responsibilities

•  Oversee the Company’s financial affairs and capital spending

•  Recommend to the Board financial policies and courses of action that will effectively accommodate the Company’s goals and operating strategies

•  Review, approve and/or recommend to the Board, the Company’s annual budget and financing plans and other matters related to the Company’s financial and strategic planning

•  Oversee the Company’s financial risk management practices

Safety Committee

Members in 2024: Adriane Brown (Chair) Mike Embler Matt Hart Sue Kronick Meetings in 2024: 4 The Board has determined that each member is independent under Nasdaq rules and the Governance Guidelines.

Primary Responsibilities

•  Oversee the Company’s policies, programs and practices with respect to operational safety and compliance, and matters affecting the safety of the Company’s customers and team members including security and public health

•  Oversee the Company’s procedures for compliance with significant applicable legal, ethical and regulatory requirements related to safety

36

2025 Proxy Statement

Compensation Committee Process for Executive Compensation

The Compensation Committee charter gives the Compensation Committee the authority and responsibility to review and approve our overall compensation strategy and policies, including performance goals for executive officers. The Compensation Committee is responsible for reviewing and approving the compensation and other terms of employment of the Chief Executive Officer and for evaluating his performance. The Compensation Committee also evaluates, after receiving input from the Chief Executive Officer, the compensation and other terms of employment of the other executive officers, including in the case of internal promotions and new hires of executive officers. The Compensation Committee administers our incentive compensation, stock, bonus and other similar plans and programs; approves awards under those plans; reviews and, based upon the recommendation of the Chief Executive Officer, approves the adoption of, amendment to, or termination of executive compensation and benefit plans; and determines the general design and terms of, and may delegate authority to executive officers to administer, significant non-executive compensation and benefits plans. The Compensation Committee has delegated to an Equity Incentive Committee, consisting of the Chief Executive Officer, the authority to make equity grants to employees who are not executive officers within guidelines established by the Board or the Compensation Committee.

The Compensation Committee generally receives information from the Chief Executive Officer, the Chief People Officer, the Managing Director—Global Compensation and Mobility and compensation consultants engaged by the Compensation Committee in connection with its determinations regarding executive compensation. The Compensation Committee has sole authority to retain and terminate any outside advisors, such as compensation consultants and legal counsel.

Since July 2019, the Compensation Committee has engaged Korn Ferry as its compensation consultant to assist in determining our executive compensation and reviewing and analyzing proposed compensation programs for our executive officers. After review and consultation with Korn Ferry, the Compensation Committee determined that Korn Ferry is independent and there is no conflict of interest resulting from retaining Korn Ferry pursuant to applicable SEC and Nasdaq rules.

In 2024, in addition to the executive compensation services Korn Ferry performed for or at the request of the Compensation Committee, Korn Ferry provided limited executive search services and broad-based compensation products to the Company with aggregate fees of approximately $218,000, which was approved by the Compensation Committee. The aggregate fees for the executive compensation consulting services to the Compensation Committee during 2024 were $105,000.

Board Role in Risk Oversight

The Board is responsible for the oversight of the Company’s ongoing assessment and management of material risks impacting our business. The Board oversees the Company’s enterprise-wide approach to risk management, which is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental part of risk management is not only understanding the risks we face and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate. Management is responsible for establishing our business strategy, identifying and assessing the related risks and establishing appropriate risk management practices. The Board, either directly or through one or more of its committees, reviews our business strategy and management’s assessment of the related risks and discusses with management the appropriate level of risk. The Board relies on each Board committee to oversee management of specific risks related to that committee’s function. The CGPR Committee and the Audit Committee, with management’s assistance, have developed and coordinated the Board’s current risk oversight program. The Board has not established a separate risk committee because the Board believes that the most significant risks we face are most properly directly overseen by the full Board or, in certain cases, the appropriate standing committee.

The Board oversees and reviews the management of our most significant strategic, financial and operational risks: the day-to-day operation of the airline and the interruption of airline service, revenue production, our information technology systems, and business risks related to labor issues and costs.

The Audit Committee oversees our risk management policies that relate to the financial control environment, financial reporting and disclosure controls, data privacy, artificial intelligence cybersecurity risks and other information technology risks, and our procedures for compliance with significant applicable legal, ethical and regulatory requirements that impact our financial statements. The Audit Committee meets regularly with our internal auditors, independent auditors, Chief

37

2025 Proxy Statement

Executive Officer, Chief Financial Officer, Corporate Controller, Chief Legal Officer, Corporate Secretary, Chief Ethics and Compliance Officer, Chief Digital and Information Officer, Chief Information Security Officer, Chief Privacy Officer and the Company’s external advisors. The Audit Committee receives regular risk and internal controls assessment reports from the independent auditors and internal auditors. The Audit Committee also establishes and maintains procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

The CGPR Committee oversees our governance-related risks and risk management policies, programs and practices with respect to the Company’s sustainability strategy, including environmental risks and other public and corporate social responsibility issues that reflect the Company’s values and character and impact the Company’s reputation among its stakeholders.

The Compensation Committee oversees compensation risk management by participating in the creation of, and approving, compensation structures that create incentives that encourage an appropriate level of risk-taking behavior consistent with our business strategy, as is further described in the section entitled “Risk Assessment with Respect to Compensation Practices” below. The Compensation Committee also works with the Chief Executive Officer and the Chief People Officer to oversee risks associated with the retention of our most senior executives.

The Finance Committee oversees financial risk by working with senior management to evaluate elements of credit risk, advising on financial strategy, capital structure and liquidity needs and reviewing our financial risk management policies and practices. Our Chief Executive Officer, Chief Financial Officer and other senior financial executives meet regularly with the Finance Committee to discuss and advise on elements of these risks.

The Safety Committee oversees our risk management policies, programs and practices with respect to operational safety and compliance, matters affecting the safety of our customers and team members, including security and public health and the Company’s safety culture. The Safety Committee meets regularly with the Chief Operating Officer, the Vice President of Safety Systems, Efficiency and Compliance, and other responsible officers to discuss and advise on developing safety risks and standards.

Risk Assessment with Respect to Compensation Practices

Management and the Compensation Committee, with the support of the Compensation Committee’s compensation consultant, have reviewed the compensation policies and practices for our team members as they relate to our risk management and, based upon these reviews, we believe that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on us in the future.

Our basis for this conclusion includes that our compensation programs are designed to include the following features:

•	Formulaic annual and long-term incentive plan awards with maximum pay-out caps or guidelines instead of discretionary pay-out decisions.

•	Equity incentive awards are subject to performance- or time-based vesting periods that are intended to incentivize long-term rather than short-term results.

•

Our incentive compensation plans include a set of pre-established goals and metrics that focus on areas of priority for the Company and may include financial, operational, sustainability, total stockholder return (“TSR”) and/or the achievement of individual goals. The 2024 STIP required 91% completion for safety education to unlock the plan. Thereafter, profitability and efficiency accounted for 70% of the plan’s weighting, while operational reliability accounted for 25% of the plan’s weighting and team member engagement accounted for 5% of the plan’s weighting. The 2024 LTIP included relative EBITDAR margin gap improvement and net promoter score goals. In addition, the goals established in our executive compensation programs are not subject to adjustment without Compensation Committee approval.

•	All of our performance-based compensation programs are based on overall corporate performance, rather than the performance of any business unit or group.

•

For a discussion of the principles underlying our compensation policies for our executive officers who are named in the “Executive Compensation—Summary Compensation Table,” see the section entitled “Compensation Discussion and Analysis” beginning on page 48.

38

2025 Proxy Statement

Oversight of Corporate Responsibility and Related Matters

We strive to operate a sustainable business that has the ability to serve our stakeholders over the long-term. We have long recognized the importance of environmental and social issues and have developed an integrated and transparent approach to oversight, management, measurement, assurance and reporting of these issues.

We periodically conduct sustainability-focused materiality assessment processes (which at times use varying approaches to materiality, including approaches that differ from, or are more expansive than, the definition under US federal securities laws), most recently in early 2024, that serve as the foundation of our analysis of areas of risk and opportunity. And, through ongoing engagement across our Company and with a broad range of investors and other external stakeholders, we validate and, as needed, refine our assessment based on the input we receive and changes in our operating environment. We also continually monitor trends, standards and practices relevant to our industry, and look to widely-adopted external reporting frameworks as key indicators of stakeholder perspectives on the most significant environmental, social and governance risks for our company.

In 2024, these activities affirmed our focus on the following priority issues:

•	Safety

•	Human capital

•	Customer satisfaction and operational performance

•	Sustainability and fuel efficiency

Driving progress across all these issues is a key objective for American. Many of these issues are not new for our Company—indeed, a key reason American has thrived for nearly a century is because we have long recognized the importance of these issues. At the same time, we recognize that the business landscape is evolving rapidly and that we must be ready to address new areas if and when they emerge. Over time we have worked to develop a more integrated approach to our management of key risks and opportunities. We will continue to seek stakeholder input while also closely monitoring emerging practices and trends.

Safety. Our commitment to safety, security and continuous improvement is at the foundation of our operations. Our Chief Executive Officer retains ultimate responsibility and authority for American’s safety culture and performance, while the Board’s Safety Committee has formal oversight responsibilities for safety. The Board receives regular updates on key safety performance metrics and programs throughout the year.

Human capital. Our Compensation Committee has oversight responsibility for our human capital issues, including team member compensation, benefits, engagement, talent development and Company culture. Our Board receives updates on these topics quarterly, and our full Board reviews union relations regularly in its meetings.

Customer satisfaction and operational performance. We fly to more than 350 destinations in the United States and internationally, and we are committed to providing our customers with a world-class travel experience and operational reliability. We continued to rigorously measure and track our operational performance and customer satisfaction in 2024, efforts that led to further improvements in our operations and the services we provide. Our full Board reviews customer satisfaction and operational performance regularly in its meetings.

Sustainability and fuel efficiency. The CGPR Committee has primary responsibility for oversight of the Company’s sustainability strategy (including risks and opportunities of a changing climate), objectives, efforts, progress and achievements. In 2022, we formally assigned responsibility for oversight of our sustainability strategy at the management level to our Chief Executive Officer.

We aim to provide regular and transparent information about our strategies and performance on the sustainability issues that are most important to our company and our stakeholders. We have produced an annual report on these topics since 2007, and we intend to continue providing our stakeholders with information on our sustainability performance annually. We align our reporting with the recommendations of the Task Force on Climate-related Financial Disclosures, and we monitor evolving disclosure standards for best practices. Our most recent such report is available at www.aa.com/sustainabilityreport and is not incorporated by reference into this Proxy Statement.

39

2025 Proxy Statement

Codes of Ethics

Our employees, including our principal executive officer, principal financial officer, principal accounting officer, and our directors are governed by one of two codes of ethics of the Company (collectively, the “Codes of Ethics”). The Codes of Ethics have been approved by our Board and require our employees and directors to conduct Company business in the highest legal and ethical manner. The Codes of Ethics meet the requirements of a “code of ethics” as defined by Item 406 of Regulation S-K and the requirements of a code of business conduct and ethics under applicable Nasdaq listing standards. The full texts of the Codes of Ethics and further details regarding the scope of each of the Codes of Ethics are available on our website at www.aa.com under the links “Investor Relations”—“Corporate Governance.” We will also provide a copy of the Codes of Ethics to stockholders, free of charge, upon request to our Corporate Secretary. Any amendments to or waivers from the Codes of Ethics will be posted at this location on our website as required by applicable SEC and Nasdaq rules.

Public Policy Engagement and Political Participation

Engagement in the political, legislative and regulatory process is important to the success of the Company. Compliance and oversight of our public policy and political engagement is provided by our Executive Vice President and Chief Government Affairs Officer, who reports to the Chief Executive Officer. At the Board level, the CGPR Committee is responsible for reviewing and assessing the Company’s public policy and political activities.

We do not use corporate funds to contribute to candidates, political party committees or political action committees, including Super PACs and political committees organized under Section 527 of the Code to promote the election or defeat of candidates for office. We do not use corporate funds to make independent political expenditures or electioneering communications. If the Company makes payments to other tax-exempt organizations, such as 501(c)(4)s, that the recipient may use for political purposes, we will publicly disclose those payments on our corporate website. On rare occasions, we may use corporate funds to support or oppose state and local ballot initiatives if we believe an initiative would materially affect our business or the transportation infrastructure in the communities we serve. If we make any such contribution, we will disclose the amount and recipient on our corporate website.

As part of our public policy engagement, we are members of several trade and industry associations, and we disclose on our corporate website a full list of the Company’s trade association memberships for which our fees exceed $25,000. We also disclose the non-deductible portion of the dues we pay our major trade associations.

For further information, please see our Statement on Public Policy Engagement and Political Participation, available on our website at www.aa.com under the links “About us”—“Corporate Governance.” Such statements are not incorporated by reference into this Proxy Statement.

40

2025 Proxy Statement

Prohibition on Hedging and Pledging
Our Amended and Restated Insider Trading Compliance Policy prohibits our directors, officers, team members, temporary workers, contractors and consultants from hedging the economic risk of owning Company securities. This prohibition includes options trading on any of the stock exchanges or futures exchanges, as well as customized derivative or hedging transactions with third parties, such as zero-cost
collars and forward sale contracts with respect to Company securities. In addition, our policy prohibits pledging Company securities to secure margin or other loans.
Insider Trading Policy
Our Amended and Restated Insider Trading Compliance Policy governs the purchase, sale and/or other dispositions of our securities by directors, officers and employees that is reasonably designed to promote compliance with insider trading laws, rules and regulations and Nasdaq listing standards.
Annual Meeting Attendance
Our Governance Guidelines provide that each of our directors is expected to attend our Annual Meeting of stockholders, except where unusual circumstances arise. All of the directors who were on our Board at the time attended our 2024 annual meeting of stockholders.
Director Continuing Education
Non-employee
directors are encouraged to attend seminars, conferences and other director education programs periodically. We reimburse the directors for the costs associated with these seminars and conferences, including related travel expenses. Management also conducts a comprehensive orientation process for new directors. In addition, directors receive continuing education through educational sessions at meetings and mailings between
meetings.
Communications with the Board and
Non-Management
Directors
The Board has approved procedures to facilitate communications between the directors and employees, stockholders and other interested third parties. Pursuant to these procedures, a person who desires to contact the Board, a standing committee of the Board or a director may do so in writing to the following address:
American Airlines Group Inc.
The Board of Directors
MD8B503
1 Skyview Drive,
Fort Worth, Texas 76155
We will review the communications with the directors, a standing committee of the Board or an officer, in each case depending on the facts and circumstances outlined in the communication. The CGPR Committee also reviews with senior management the nature of the communications and our responses to them. Any communication relating to a stockholder nominee for a position on the Board or a stockholder proposal for business to be considered at any annual meeting of stockholders or included in any proxy statement will be sent to the Chair of the CGPR Committee. Our Independent Chair has been designated as the primary director representative for consultation and direct communication with our stockholders.
Stockholder Engagement
Our stockholder engagement program is designed to share relevant updates with our investors and to better understand their perspectives on key challenges at the Company and in the broader airline industry and capital markets. These conversations play a critical role in informing our corporate governance practices, executive compensation program, and sustainability initiatives and reporting, among other topics. In 2024 and into 2025, we engaged with over 55% of our top 30 stockholders representing approximately 40% of shares outstanding. Our Senior Vice President, Deputy General Counsel & Corporate Secretary led the majority of our off-season
engagements with involvement from our Vice President, Investor Relations, Vice President, Sustainability and other members of management as appropriate. Greg Smith, our Independent Chairman also participated in select engagements.

41

2025 Proxy Statement

Detailed stockholder feedback received during our 2024 engagement program was shared directly with the Board’s CGPR and Compensation Committees, which helped inform American’s decision-making processes and disclosures. Additionally, we shared the most impactful takeaways from these engagements with the full Board to supplement the reports from those Committee Chairs. We plan to continue discussions with stockholders during the 2025 proxy season.
2024 Engagement Feedback
During our engagements with stockholders, we received feedback on American’s corporate governance and leadership practices, sustainability initiatives and investments and executive compensation program and actions. Please see “Compensation Discussion and Analysis—Stockholder Approval of 2023 Executive Compensation and Stockholder Engagement” on page 51, for a discussion of engagements related to our executive compensation program.
Governance and Leadership Feedback:
 Stockholders recognized that American implemented a comprehensive leadership team transition during the pandemic amidst an extremely challenging operating environment. Investors were interested to learn about our approach to Board and executive succession planning. We also discussed how we use Board refreshment to ensure that we have the right combination of skills, perspectives and experiences to effectively oversee American’s strategy and drive long-term stockholder value creation. Specifically, we highlighted the addition of five new independent directors since 2020 – Howard Ungerleider (2024), Vicente Reynal (2022), Greg Smith (2022), Adriane Brown (2021), and Doug Steenland (2020). We also discussed our Board’s ongoing work to continue to identify potential director candidates with the appropriate skills, perspectives and experiences for our Company.
Sustainability Feedback:
Stockholders were interested in discussing aspects of our strategy that relate to sustainability and our team members. An area of particular interest was our support of, and investments in, the technological and industry potential for scaling the production of sustainable aviation fuel. Stockholders also expressed an interest in understanding more about how we consider, align, and measure progress towards our sustainability and team member engagement goals. We also received positive feedback from stockholders regarding the quality and transparency of our annual environmental and other non-financial disclosures.

42

DIRECTOR COMPENSATION

The table below provides information regarding compensation we paid to our non-employee directors in 2024. The compensation elements are described in the narrative following the table. Robert Isom, our Chief Executive Officer, President and a director, is not included in the table because he is a “named executive officer” for 2024 and his compensation is disclosed in the “Executive Compensation—Summary Compensation Table” beginning on page 65 of this Proxy Statement.

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	All Other Compensation ($)(c)	Total ($)

Jeff Benjamin(d)	65,000	-	340,501	405,501

Adriane Brown	150,000	150,000	17,234	317,234

John Cahill	130,000	150,000	23,670	303,670

Mike Embler	130,000	150,000	28,442	308,442

Matt Hart	155,000	150,000	26,242	331,242

Sue Kronick	130,000	150,000	22,436	302,436

Marty Nesbitt	150,000	150,000	40,666	340,666

Denise O’Leary	150,000	150,000	16,888	316,888

Vicente Reynal	130,000	150,000	15,956	295,956

Greg Smith	100,000	350,000	25,680	475,680

Doug Steenland	150,000	150,000	24,028	324,028

Howard Ungerleider	32,500	127,000	6,316	165,816

(a)	The amounts represent the aggregate dollar amount of all fees the directors earned or were paid in 2024 for service as a director, including annual retainer, committee, chair and chairman fees.

(b)

The amounts represent the aggregate grant date fair value, as calculated in accordance with Accounting Standards Codification (“ASC”) Topic 718, of (i) 12,908 RSUs granted to each non-employee director, other than Mr. Benjamin and Mr. Ungerleider, on June 5, 2024, with a grant date fair value of $150,000, which will vest on June 5, 2025, subject to the continued service of the director through the vesting date, (ii) 17,211 additional RSUs granted to Mr. Smith on June 5, 2024, with a grant date fair value of $200,000, for his service as Independent Chairman, which will vest on June 5, 2025, subject to the continued service of the director through the vesting date, (iii) an initial grant of 11,839 RSUs granted to Mr. Ungerleider on July 30, 2024, with a grant date fair value of $127,000, which will vest on June 5, 2025, subject to the continued service of the director through the vesting date. The grant date fair value, as calculated in accordance with ASC Topic 718, of time-based RSUs is equal to the number of shares underlying the RSUs, multiplied by the closing price of our Common Stock on the date of grant. As of December 31, 2024, each of our then continuing non-employee directors, other than Messrs. Smith and Ungerleider, held 12,908 RSUs. As of December 31, 2024, Mr. Smith held 30,119 RSUs and Mr. Ungerleider held 11,839 RSUs. No non-employee directors held any other outstanding equity awards.

(c)

The amounts include (i) the value of flight privileges received in 2024, (ii) for Mr. Benjamin the value of lifetime flight privileges available to him upon his retirement from Board service, and (iii) tax reimbursements that we paid to our directors in 2024 for flight privileges provided to them in 2024. Amounts also include the portion of the premiums paid by us on behalf of Mr. Hart and Ms. O’Leary for a life insurance policy under the America West Directors’ Charitable Contribution Program, which is described more fully below in the section entitled “Legacy Director Compensation Programs.” Each of these amounts are set forth in the table below. Flight privileges are valued based on the imputed taxable income to the director, which valuation is greater than the incremental cost to the Company.

43

2025 Proxy Statement

Name	Flight Privileges ($)		Tax Gross-Up on Flight Privileges ($)	Insurance Premiums ($)

Jeff Benjamin(d)	317,144	(e)	23,357

Adriane Brown	8,617		8,617

John Cahill	11,835		11,835

Mike Embler	14,221		14,221

Matt Hart	7,090		7,090	12,062

Sue Kronick	11,218		11,218

Marty Nesbitt	20,333		20,333

Denise O’Leary	6,461		6,461	3,966

Vicente Reynal	7,978		7,978

Greg Smith	12,840		12,840

Doug Steenland	12,014		12,014

Howard Ungerleider	3,158		3,158

(d)	Mr. Benjamin did not stand for reelection at the 2024 annual meeting of stockholders.

(e)

For Mr. Benjamin, includes $23,357 for the value of flight privileges received in 2024, and $293,787 for the value of lifetime flight privileges available to him upon his retirement from Board service. The service of Mr. Benjamin on our Board exceeded seven years as of the date of his retirement from our Board. As a result, he was entitled to lifetime flight privileges. The value of the lifetime flight privileges reflects the present value of future travel calculated using a discount rate of 5.6% and Pri-2012 Employee Table, with white collar adjustments, increased by 3.0% at all ages, and then projected generationally from 2012 with Scale MP-2021, and assumes the annual level of usage is the same as the director’s actual usage for 2024 with a valuation based on imputed income and a 1% annual increase in the cost of travel.

Director Compensation

The Compensation Committee periodically reviews the overall compensation of our directors in consultation with the Board and, from time to time, the assistance of the Compensation Committee’s compensation consultant. The Compensation Committee has authority to retain and terminate any outside advisors, such as compensation consultants and legal counsel, and to determine their compensation.

Annual Retainers and Grants of RSUs. For 2024, the compensation for our non-employee directors included the following cash-based annual retainers:

•	an annual retainer of $100,000 for service on the Board;

•	an annual retainer of $15,000 for service on each of the Audit, Compensation, CGPR, Finance or Safety Committees; and

•

an annual retainer of $25,000 for service as the Chair of the Audit Committee and an annual retainer of $20,000 for service as the Chair of each of the Compensation, CGPR, Finance or Safety Committees.

On the date of the 2024 annual meeting of stockholders, each continuing non-employee director received a number of RSUs equal to $150,000 divided by the closing price of our Common Stock on the date of the annual meeting. In connection with his appointment to the Board, Mr. Ungerleider received an initial pro-rated grant of 11,839 RSUs on July 30, 2024 with a grant date fair value of $127,000. Each of the RSU awards granted to our non-employee directors will vest fully on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of stockholders, subject to the continued service of the non-employee director through the vesting date.

In February 2023, we announced the election of Greg Smith as the Company’s Independent Chairman effective April 30, 2023. The Board has approved for Mr. Smith’s service as Independent Chairman an additional annual RSU grant with a grant date fair value of $200,000.

Other Compensation. As is customary in the airline industry, we provide our directors with flight benefits. During the period of time they serve on the Board, non-employee directors are entitled to complimentary personal air travel for the non-employee director and his or her immediate family members on American and American Eagle, 12 round-trip or

44

2025 Proxy Statement

24 one-way passes for complimentary air travel for the non-employee director’s family and friends each year, as well as American Airlines Admirals Club® membership, and AAdvantage® ConciergeKeySM program status. Non-employee directors receive a tax gross-up for imputed taxable income related to these flight benefits. In addition, these travel benefits (except for the tax gross-up) will be provided (i) for a non-employee director’s lifetime if he or she has served as a director for seven or more years or (ii) for five years if he or she has served for less than seven but more than two years. Non-employee directors will also be reimbursed for all reasonable out-of-pocket expenses incurred in connection with attendance at meetings upon submission of receipts.

In addition, the Company purchases tickets to certain sporting and other events in advance for business purposes. On occasion, unused tickets purchased are made available for personal use by our directors or other team members. These tickets typically result in no incremental cost to the Company.

Legacy Director Compensation Programs

Following the closing of the merger with US Airways, the America West Directors’ Charitable Contribution Program (the “Charitable Contribution Program”), a legacy director compensation program, continues to be in effect. America West established the Charitable Contribution Program under which all directors of America West were invited to participate. This program was discontinued for new directors following the merger between America West and US Airways in 2005. During 2024, the directors who were participants in the Charitable Contribution Program were Mr. Hart and Ms. O’Leary. The charitable contributions will be substantially funded by life insurance proceeds from policies maintained by us on the lives of the participants. Under the terms of the Charitable Contribution Program, America West was allowed to place joint life insurance on two directors. The life insurance policies currently in place under the Charitable Contribution Program are structured as joint policies on the lives of two directors and the insurance benefits are payable at the death of the last survivor. Individual directors derive no direct financial benefit from the Charitable Contribution Program because all insurance proceeds are to be paid by us, and all tax deductions for the charitable contributions accrue solely to us.

Stock Ownership Guidelines

We adopted stock ownership guidelines for our non-employee directors in January 2014. Non-employee directors are required to hold a number of shares of stock equal to the lesser of either (i) five times the director’s annual cash retainer or (ii) 15,000 shares of our Common Stock. Ownership is determined based on the combined value of the following director holdings: (a) shares owned outright or by immediate family members residing in the same household or in a trust for the benefit of the director or an immediate family member; (b) Common Stock, stock units or other stock equivalents obtained through the exercise of stock appreciation rights (“SARs”)/stock options or vesting of equity awards; (c) unvested equity awards granted under any equity and deferral plans; and (d) other stock or stock equivalent awards determined by the CGPR Committee. Non-employee directors have five years from the later of: (i) the date the guidelines were adopted and (ii) the date the individual became a director to comply with the stock ownership guidelines. Under the stock ownership guidelines, until a non-employee director has reached the minimum ownership guideline, such director may not sell or otherwise dispose of the shares of Common Stock acquired upon the exercise, vesting or settlement of any equity awards except to the extent such sales do not cumulatively exceed 50% of such shares. Each of our directors with a compliance date before the date of this Proxy Statement owns shares that exceed the minimum stock ownership guidelines.

45

2025 Proxy Statement

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since January 1, 2024, the Company has not participated in, nor is there currently planned, any transaction or series of similar transactions with any of the Company’s directors, nominees, executive officers, holders of more than 5% of Common Stock or any member of such person’s immediate family that is required to be reported under Regulation S-K Item 404(a) of the rules of the SEC.

We have entered into indemnity agreements with our executive officers and directors that provide, among other things, that we will indemnify each such officer or director, under the circumstances and to the extent provided for in the indemnity agreements, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings in which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company.

Policies and Procedures for Review and Approval of Related Person Transactions

We believe that business decisions and actions taken by our officers, directors and other team members should be based on the best interests of the Company and must not be motivated by personal considerations or relationships. We attempt to analyze all transactions in which we participate and in which a related person may have a direct or indirect material interest, both due to the potential for a conflict of interest and to determine whether disclosure of the transaction is required under applicable SEC rules and regulations. Related persons include any of our directors or executive officers, certain of our stockholders and immediate family members of any of the above persons. The Audit Committee is responsible for reviewing and approving all significant conflicts of interest and related party transactions in accordance with our company policies.

A conflict of interest occurs when an individual’s private interest interferes, or appears to interfere, in any way with the interests of the Company. Our Codes of Ethics require our employees, including our Chief Executive Officer, Chief Financial Officer, Corporate Controller, who is our principal accounting officer, and our directors who may have a potential or apparent conflict of interest to fully disclose all the relevant facts to either the Chair of the Audit Committee or the Chief Ethics and Compliance Officer, as applicable. Once the Chair of the Audit Committee or the Chief Ethics and Compliance Officer receives notice of a conflict of interest, they will report the relevant facts to our internal auditors. The internal auditors will then consult with the Audit Committee and a determination will be made as to whether the activity is permissible. The full texts of our Codes of Ethics are available on our website at www.aa.com under the links “About Us”—“Corporate Governance.”

46

2025 Proxy Statement

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed and discussed with our management our audited consolidated financial statements for the fiscal year ended December 31, 2024 (the “Audited Financial Statements”).

The Audit Committee has discussed with KPMG, our independent registered public accounting firm, the matters required to be discussed with the Audit Committee under the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

The Audit Committee has received the written disclosures and the letter from KPMG regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG’s communications with the Audit Committee concerning independence, has discussed with KPMG its independence and has considered the compatibility of the non-audit services provided by KPMG with respect to maintenance of that independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the Audited Financial Statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

Respectfully submitted,

Audit Committee

Matt Hart (Chair)

John Cahill

Marty Nesbitt

Howard Ungerleider

This report of the Audit Committee is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by us under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

47

2025 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This section discusses our performance and the principles underlying our compensation policies for our “named executive officers,” who for 2024 were:

•	Robert Isom, our Chief Executive Officer, President and Director;

•	Steve Johnson, our Vice Chair and Chief Strategy Officer;

•	Devon May, our Executive Vice President and Chief Financial Officer;

•	David Seymour, our Executive Vice President and Chief Operating Officer;

•	Priya Aiyar, our former Executive Vice President and Chief Legal Officer(1); and

•	Vasu Raja, our former Executive Vice President and Chief Commercial Officer(1).

(1)	Ms. Aiyar and Mr. Raja separated from the Company as of February 2025 and June 2024, respectively.

To successfully lead American through the critical post-pandemic chapter, our leadership team established a targeted list of primary goals to improve the reliability, profitability and accountability of our operations to create long-term stockholder value. We achieved key objectives and strong financial performance in 2024, including:

Reliability

•	Operated nearly 2.2 million flights with an average load factor of 84.9%

•	Delivered strong operational results, achieving our second-best completion factor since the merger of American and US Airways, on our largest-ever passenger volume

•	Continued targeted investments in the operation and technology to drive further improvements in operating reliability and resiliency

•

Reached new collective bargaining agreements with the unions representing our flight attendant, mechanic and fleet service team members, thereby securing multi-year agreements with our largest workgroups through 2027

Profitability

•	Produced record full-year revenue of $54.2 billion, full-year net income of $846 million and, excluding special items, full-year net income of $1.4 billion(1)

•	Generated $4 billion in full-year operating cash flow and record full-year free cash flow of $2.2 billion(1)

•

Announced exclusive 10-year co-branded credit card partnership with Citi, effective in 2026, which is expected to drive incremental value for both companies and produce a significantly expanded loyalty and rewards ecosystem for AAdvantage® members and Citi-branded card members

•	Announced orders for 260 new mainline and regional aircraft, providing for capital-efficient fleet growth and moderate capital expenditure levels through decade-end

Accountability

•	Reached our total debt(2) reduction goal of $15 billion from peak levels a full year ahead of schedule

•	Committed to further deleveraging, targeting a reduction in total debt(2) to less than $35 billion by year-end 2027

•	Ended 2024 with $10.3 billion in total available liquidity(3)

•	Delivered nearly $500 million in cost savings from our reengineering the business initiatives, exceeding initial goals by nearly $100 million

•	Took immediate and significant action to correct prior sales and distribution strategy, and targeted year-end 2025 for full recovery of historical indirect revenue share

(1)	See Appendix B for a reconciliation of net income excluding net special items (non-GAAP measure) and for the calculation of free cash flow (non-GAAP measure).

(2)	Total debt includes debt, finance and operating lease liabilities and pension obligations.

(3)	Total available liquidity includes unrestricted cash and short-term investments, and undrawn capacity under our credit and other facilities.

48

2025 Proxy Statement

Our 2024 executive compensation program is designed to implement our strategy

Our executive compensation program is heavily performance-based and directly linked with our established goals of safety, delivering record operational results, focusing on our profitability and efficiency, continuing to close our margin gap with our largest competitors and highlighting our customer experience commitments.

Our 2024 performance-based STIP was designed to align management with our goals of safety, profitability and efficiency and operational reliability while building on our momentum on team member engagement. Our 2024 STIP required 91% completion for safety education to unlock the plan. Thereafter, financial performance accounted for 70% of the plan’s weighting, while operational reliability accounted for 25% of the plan’s weighting and team member engagement accounted for 5% of the plan’s weighting. The Company remains intently focused on profitability, efficiency and operational reliability, and the footprint of these areas comprised 95% of the STIP.

Our 2024 LTIP for our named executive officers incorporated both performance- and time-vesting components, with half of the target value consisting of the performance-vesting component. The performance-vesting component is tied to attainment of relative EBITDAR margin gap improvement versus our industry peers Delta and United, which accounts for 90% of the plan’s weighting and continues our focus on our margin gap in comparison to the other network carriers. Our net promoter score, which accounts for 10% of the plan’s weighting, allows us to measure and focus on our long-term customer strategy. The performance-vesting component of the 2024 LTIP will be earned, if at all, following the completion of a three-year performance period.

2024 Compensation Objectives and Programs

Pay-for-Performance Philosophy

The philosophy underlying our overall executive compensation program is to provide attractive, flexible and market-based compensation that is both tied to our performance and aligned with the interests of our stockholders. We intend for our compensation programs to motivate the management team to enhance stockholder value over time without creating unnecessary or excessive risk-taking that would have an adverse effect on stockholder value and potentially detract from our ability to reach long-term sustainable levels of income and profitability.

Our 2024 executive compensation programs emphasized variable compensation in the form of short-term cash incentives and long-term equity incentives.

49

2025 Proxy Statement

No increases were made to our Chief Executive Officer’s target annual direct compensation level for 2024, including base salary, STIP target or LTIP target, which remained at the same level as in 2023. Mr. Isom’s 2024 target annual direct compensation remained significantly below the last reported value for the CEO of United (2024) and the CEO of Delta (2023), our two closest peers.

The following table provides our 2024 annual target direct compensation for each named executive officer.

Named Executive Officer	Base Salary ($)	STIP Target (%)	STIP Target ($)	LTIP Target ($)	Total Target Direct Compensation ($)

Robert Isom	1,300,000	200%	2,600,000	11,250,000	15,150,000

Steve Johnson	850,000	150%	1,275,000	3,991,000	6,116,000

Devon May	775,000	125%	968,750	2,965,000	4,708,750

David Seymour	775,000	125%	968,750	2,965,000	4,708,750

Priya Aiyar	730,000	125%	912,500	2,449,000	4,091,500

Vasu Raja	775,000	125%	968,750	2,965,000	4,708,750

The graphics below show the mix of each element of the 2024 annual target direct compensation package for Mr. Isom and the average for our other named executive officers.

50

2025 Proxy Statement

Commitment to Effective Compensation Governance

We are committed to effective compensation governance and have adopted compensation policies and practices in furtherance of our commitment, including the following:

What We Do	What We Do NOT Do

 ✓  91% of CEO’s 2024 Annual Target Compensation is At-Risk and 74% is in the form of Long-term Equity Incentives that foster alignment with stockholders.

 ✓  Link Pay to Performance with performance goals tied to improving the reliability, profitability and accountability of our operations to create long-term stockholder value.

 ✓  Performance-Based Long-term Equity Incentives form 50% of our NEOs Equity Incentives and have a Three-year Performance Period to promote long-term focus.

 ✓  Independent Compensation Consultant that is directly engaged by the Compensation Committee to advise on executive and director compensation matters.

 ✓  Robust Stock Ownership Guidelines that align our executive officers’ long-term interests with those of our stockholders.

 ✓  Annual Compensation Risk Assessment to identify any elements of our compensation program design or oversight processes that carry elevated levels of adverse risk.

 ✓  Minimum Vesting Requirements. Subject to limited exceptions, no awards granted under our equity plan may vest until the first anniversary of the date of grant.

 ✓  Clawback Policy that mandates recoupment of erroneously awarded incentive compensation to executive officers on accounting restatement consistent with SEC and Nasdaq requirements and goes beyond by providing the Compensation Committee with discretion to recover additional compensation paid under the Company’s STIP, LTIP and other equity incentive awards based on circumstances.

 ✓  Extensive Stockholder Engagement to solicit investor feedback on our compensation program.

✖  No Guaranteed Bonuses. Our executive officers’ bonuses are 100% performance-based.

✖  No Active Executive Retirement Plans. We do not maintain any active executive-only or supplemental retirement plans.

✖  No Hedging or Pledging of our Stock. We prohibit our executive officers from engaging in hedging transactions or using our stock as collateral for loans.

✖  No Excise Tax Gross-Ups. We do not provide gross ups on excise taxes in connection with a change in control.

✖  No Excessive Perquisites. Perquisites and other personal benefits are in line with industry standards.

✖  No Payouts of Dividends on Unvested Awards. Unless and until an award’s vesting conditions are satisfied, no dividends or dividend equivalents accrued on the award are paid.

✖  No Repricing of Awards Without Stockholder Approval. Under our equity plan, awards may not be repriced without stockholder approval if the effect would be to reduce the exercise price for the shares underlying the award.

Stockholder Approval of 2023 Executive Compensation and Stockholder Engagement

At our 2024 annual meeting of stockholders, our stockholders voted, in a non-binding advisory vote, to approve the compensation of our named executive officers (with an approval representing approximately 76% of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal). This represents an approval of 82% of the votes cast excluding abstentions. This approval was lower than our historical approvals on say-on-pay. Over the prior decade, our stockholders have approved the compensation of our named executive officers with an approval of over 94% on average.

We believe the lower say-on-pay approval in 2024 was largely due to the non-recurring elements that were reflected as compensation for 2023. These non-recurring elements were associated with executive promotions which occurred over the prior three years during the CARES restriction period and cash incentive program payouts that were almost entirely attributed to 2022 but were paid in 2023, significantly increasing the reported compensation in the Summary Compensation Table for 2023. As highlighted in the 2024 Proxy Statement, these 2023 compensation elements were one-time and non-recurring. As such, they were not replicated in 2024. Mr. Isom’s target annual direct compensation level for 2024, including base salary, STIP target or LTIP target, remained at approximately $15.2 million, the same level as in 2023, and remained significantly below the last reported value for the CEO of United (2024) and the CEO of Delta (2023), our two closest peers.

In the fall of 2024 and into 2025, we engaged with over 55% of our top 30 stockholders representing approximately 40% of shares outstanding. Greg Smith, our Independent Chairman, participated in select engagements.

51

2025 Proxy Statement

During these off-season engagements, a few stockholders inquired about how we expect to evolve the performance measures in our STI and LTI programs. We discussed the profitability measures which unlocked the financial portion of the 2024 STIP and formed 90% of the performance-component of our 2024 LTIP, continuing our focus on our margin gap in comparison to the other legacy carriers. We also introduced new efficiency measures under our 2024 STIP tied to relative TRASM vs. our peers, adjusted CASM, aircraft utilization, workforce efficiency, procurement savings and working capital metrics, with an aggregate weighting of 70%, and continued our operational reliability measures, including controllable completion factor and on-time departures, with an aggregate weighting of 25%. We moved to a measure of relative EBITDAR margin gap vs. our peers under the 2024 LTIP with a weighting of 90%, to normalize the measure for our capital structure, and introduced the customer experience metric net promoter score measure with a weighting of 10%. The net promoter score allows us to measure, and is in line with, our focus on our long-term customer strategy. Based on the metrics above, while our reliability was measured in the STIP, the gauge of customer experience and improvement will be measured in the LTIP.

Some stockholders encouraged us to extend the time-vesting component of our LTIP from two years to three years. Beginning with 2025 grants, in response to stockholder feedback, the Compensation Committee revised the time-vesting component of the 2025 LTIP such that awards vest as to 33.33% of the shares on each first, second and third anniversaries of the grant date, subject to continued service through each applicable vesting date.

We also continued our dialogue with those stockholders who wanted to better understand our CEO compensation program and, in particular, the context for the non-recurring compensation that was awarded to Mr. Isom in 2023 and its relationship to the timing of his appointment as CEO in March 2022. We highlighted that our CEO’s compensation level had been considerably below-market as compared to his peers at Delta and United during the COVID-19 pandemic and the acute retention challenges we faced during that period. As disclosed in detail in the 2024 Proxy Statement, Mr. Isom’s total compensation in 2022 (as reported in the Summary Compensation Table) was $4.9 million, considerably below what his CEO peers at Delta and United earned in 2022 ($9.6 million and $9.8 million, respectively), and even at a level materially below what he earned in 2019 for his service as President ($7.1 million) despite his promotion to CEO effective March 2022. The approval of Mr. Isom’s one-time CEO promotion awards in September 2023 followed a year-long process in close consultation with the Compensation Committee’s independent compensation consultant. The Compensation Committee considered that Mr. Isom had been promoted to CEO in 2022 but had not been compensated as such for over 18 months and the need to compensate Mr. Isom fairly and appropriately for his service as CEO, including relative to his peers at Delta and United, and to address the concern that Mr. Isom’s equity holdings were significantly below those peers. The Compensation Committee also recognized the critical need to retain Mr. Isom as the Board’s long-standing choice for CEO and the most important element of the broad senior leadership succession plan. The Compensation Committee and the Board also recognized the acute retention challenges created by Mr. Isom’s performance and significantly increased profile as an executive leader of a large, complex enterprise.

We referred our stockholders to the 2024 Proxy Statement, in which, at the request of our stockholders in earlier discussions, we provided detailed, transparent disclosure regarding the considerations in establishing the amount, mix and performance conditions of Mr. Isom’s non-recurring compensation in 2023. As noted above, these 2023 compensation elements were one-time and non-recurring.

Determination of Executive Compensation

Role of the Compensation Committee and Management in Compensation Decisions

The Compensation Committee administers the compensation program for all officers, including the named executive officers, and is comprised of four independent directors. The Compensation Committee’s overarching goal is to create executive compensation programs that align management and stockholder interests over the long-term and to compensate our executives fairly and appropriately, commensurate with their peers at our competitors. This allows us to recruit and retain a highly capable management team. In creating such programs, the Compensation Committee considers stockholder input, management input and the perspective and guidance of its outside consultant. The independent compensation consultant also provides leading practice data for the airline industry and companies of similar size and revenue to us.

Some of the elements we consider when designing our compensation programs include establishing fair and appropriate compensation consistent with market and industry norms, retention, linking compensation to performance, and aligning our programs with the interests of our stockholders. In addition to providing input on our regular compensation programs, management also will from time to time bring matters to the attention of the Compensation Committee that might require

52

2025 Proxy Statement

alterations to compensation policies, especially when they have identified specific circumstances that require additional executive talent or unique executive skills that we may not currently have in place. Our Chief Executive Officer and Cole Brown, our Chief People Officer, also provide input and recommendations based on his or her direct knowledge of the other named executive officers’ individual performance and contributions considering the scope of their responsibilities.

Use of Compensation Consultant

For 2024, the Compensation Committee retained Korn Ferry as its independent compensation consultant. The Compensation Committee has sole authority with regard to the decision to retain and the terms of engagement of the compensation consultant. The compensation consultant reports directly to the Compensation Committee with respect to its executive compensation consulting advice. The Compensation Committee has assessed whether the services provided by Korn Ferry or any other relationships created any conflicts of interest pursuant to SEC and Nasdaq rules, and has concluded that no such conflicts of interest exist.

During 2024, Korn Ferry provided the following services for or at the request of the Compensation Committee:

•	assisted the Compensation Committee in the design of the executive compensation program, including structure, metric selection, payout opportunities, and establishment of performance targets;

•	benchmarked compensation levels for senior executives and non-executive directors;

•	conducted an annual review of the compensation peer group;

•	attended Compensation Committee meetings;

•	reviewed management’s materials prepared for the Compensation Committee; and

•	responded to various other requests from the Compensation Committee.

In 2024, in addition to the executive compensation services Korn Ferry performed for or at the request of the Compensation Committee, Korn Ferry provided limited executive search services and broad-based compensation products to the Company.

Use of Market Data

In order to ensure a competitive design for our executive compensation program, in 2024, our Compensation Committee, with advice and analysis from its compensation consultant, reviewed our program against those of our largest competitors, Delta, United, and Southwest Airlines, with an emphasis on Delta and United, our closest peers. The Compensation Committee also reviewed a broader spectrum of compensation pay data, including survey data consisting of Korn Ferry and Equilar Top 25 including 79 organizations with revenue greater than $15 billion with data for 1,972 incumbents, Aon Radford McLagan including organizations greater than $30 billion, and Willis Towers Watson including organizations greater than $20 billion.

Executive Compensation with an Emphasis on Performance-Based Pay

For 2024, the Compensation Committee continued the performance-based STIP and the performance-based components of our LTIP programs for the named executive officers, as described more fully below. As a result, in 2024, our executive compensation structure included both fixed and performance-based pay. Specifically, our 2024 executive compensation structure consisted of three core components which aligned management and stockholder interests:

•	a base salary paid in cash;

•	an annual incentive program paid in cash based on achievement of safety education, financial, including profitability and efficiency, operational reliability and team member engagement goals; and

•	a long-term equity incentive program in the form of RSUs that incorporate both performance- and time-vesting components, with half of the target value consisting of the performance-vesting component.

The overarching goal was to emphasize pay for performance (such that compensation is paid only if we meet pre-determined performance targets) and align executive and stockholder interests through cash and equity-based compensation tied to our operational and financial performance.

53

2025 Proxy Statement

Base Salary

Base salaries provide a secure, consistent amount of fixed pay that compensates executives for their scope of responsibility, competence and performance. Our named executive officers 2024 base salaries are set forth below and remained unchanged from the prior year.

Named Executive Officer	2024 Base Salary ($)

Robert Isom	1,300,000

Steve Johnson	850,000

Devon May	775,000

David Seymour	775,000

Priya Aiyar	730,000

Vasu Raja	775,000

Annual Cash Incentive Program

The second core component of our overall compensation program has been a short-term cash incentive program. The STIP is designed to align management with our goals to run a reliable operation, to continue our profitability and to build on our momentum on team member engagement goals, as summarized further below.

The target cash incentive opportunities for each named executive officer for 2024 are set forth below and remained unchanged from the prior year.

Named Executive Officer	Target Payout Level as a Percentage of Base Salary

Robert Isom	200%

Steve Johnson	150%

Devon May	125%

David Seymour	125%

Priya Aiyar	125%

Vasu Raja	125%

2024 STIP

Our 2024 STIP required 91% completion for safety education to unlock the plan. Thereafter, financial performance accounted for 70% of the plan’s weighting, while operational reliability accounted for 25% of the plan’s weighting and team member engagement accounted for 5% of the plan’s weighting, as set forth below.

The Company remains intently focused on profitability, operational efficiency and reliability, and the footprint of these areas continue to comprise 95% of the STIP. To further the Company’s commitment to increasing stockholder value, the Compensation Committee increased focus on profitability and efficiency, by adjusting the financial weighting upward from 60% to 70%. The operational component, making up 25% of the STIP, focused on controllable completion factor and on-time departures, the foundational operational metrics that determine reliability. Team member engagement, weighted at 5%, was implemented as part of the STIP in order to ensure our workplace culture is a competitive advantage that provides team members access to continuous learning, awareness and knowledge.

54

2025 Proxy Statement

SAFETY EDUCATION	Overall Plan Gate
91% company completion unlocks the plan
FINANCIAL	70%
Profitability	Financial Gate
Adjusted pre-tax income (PTI) of $1.5B unlocks the financial portion of the plan
American Now! Initiatives
• Relative AA Total Revenue Per Available Seat Mile (TRASM) % of Big 3 peers (Delta/United/Southwest)	14%
• Cost per Available Seat Mile (CASM) Ex. special items, fuel, profit sharing	14%
• Aircraft utilization (mainline)	14%
• Workforce efficiency (mainline)	14%
• Procurement savings	7%
• Working capital	7%
OPERATIONAL	25%
Mainline and Regional Reliability	25%
• Controllable Completion Factor (CCF)
• On-time Departure (D-0)
TEAM MEMBER ENGAGEMENT	5%

The Company attained 99.1% safety education completion, above the 91% threshold required to unlock the plan. In order to unlock the financial portion of the plan, our adjusted pre-tax income had to be above the threshold level of $1.5 billion. For fiscal year 2024, we exceeded the threshold level by attaining adjusted pre-tax income of $2.2 billion. Adjusted pre-tax income represents pre-tax income for the year ended December 31, 2024, excluding net special items (See Appendix B for a reconciliation of pre-tax income excluding net special items, a non-GAAP measure), expenses associated with profit sharing and the STIP and related payroll taxes and 401(k) company contributions (“performance pay”). The Company excludes expenses associated with profit sharing and the STIP from the calculation of adjusted pre-tax income as these items are themselves calculated based on the measure. The STIP goals are established at the beginning of the performance period and account for these adjustments.

Threshold, target and maximum goals for each of the profitability and efficiency, reliability and engagement goals and actual performance in respect of each goal is set forth below.

Metrics	Weighting	Threshold (50%)	Target (100%)	Maximum (200%)	Performance Result
Profitability & Efficiency

Relative AA TRASM % vs. Peers (Delta, United, Southwest)(1)	14%	100.50%	102.50%	104.50%	102.23%

CASM, ex.(2)	14%	13.49	13.29	13.09	13.42

Mainline Workforce Efficiency	14%	2.72	2.82	2.92	2.80

Mainline Aircraft Utilization	14%	10.03	10.16	10.29	10.07

Procurement Savings	7%	$70M	$80M	$100M	$174M

Working Capital	7%	$175M	$200M	$225M	$344M

55

2025 Proxy Statement

Metrics	Weighting	Threshold (50%)	Target (100%)	Maximum (200%)	Performance Result
Operational Reliability

Mainline CCF(3)	12%	99.50%	99.70%	99.90%	99.86%

Regional CCF(3)	5%	99.50%	99.70%	99.90%	99.95%

Mainline D-0	6%	61.30%	63.30%	65.30%	58.89%

Regional D-0	2%	71.00%	73.50%	76.00%	72.40%
Team Member Engagement

Team Member Engagement	5%	91.00%	94.00%	98.00%	99.40%

(1)	Excludes special items and third-party business.

(2)	Excludes special items, fuel and profit sharing, including associated payroll taxes and retirement contributions.

(3)	Excludes Air Traffic Control (ATC) and weather cancellations.

Based on these weightings and the actual attainment levels, which were reviewed by a third party internal audit consulting firm, each named executive officer received an STIP award equal to 115.42% of target under the 2024 STIP, resulting in the dollar amounts set forth in the table below. Ms. Aiyar and Mr. Raja terminated employment prior to the payments of the 2024 STIP and as such were not eligible to receive an STIP award for 2024.

Named Executive Officer	2024 STIP Payout ($)

Robert Isom	$3,000,920

Steve Johnson	$1,471,605

Devon May	$1,118,170

David Seymour	$1,118,170

Priya Aiyar	N/A

Vasu Raja	N/A

Long-Term Incentive Programs

The third core component of our overall compensation program is a long-term equity incentive program that focuses our executives on our performance over time and further links their interests with stockholders. Stock-based awards, coupled with performance- and time-vesting requirements, provide an appropriate incentive to our executives to remain with the Company and meet the long-term goal of significantly increasing stockholder value. Consistent with our emphasis on pay-for-performance and our commitment to long-term value creation for our stockholders, our named executive officers’ total target direct compensation is weighted heavily toward long-term equity awards.

The Compensation Committee determines the value of long-term equity awards to be granted to an executive officer based upon the executive’s level of responsibility and job classification level and the results of compensation market analyses. Historically, our LTIP has included both performance- and time-vesting RSUs, each weighted 50% by target value.

Our 2024 LTIP for our named executive officers continued to include both performance-and time-vesting components, with the performance-vesting component weighted 50% by target value tied to attainment of relative EBITDAR margin gap improvement versus our industry peers which continues our focus on our margin gap in comparison to the other network carriers, and our net promoter score, as set forth below. The time-vesting component of the 2024 LTIP vests as to 66.66% on the first anniversary of the grant date and as to 33.33% of the shares on the second anniversary of the grant date, subject to continued service through each applicable vesting date. Beginning with 2025 grants, the Compensation Committee has revised the time-vesting component of the 2025 LTIP such that awards vest as to 33.33% of the shares on each first, second and third anniversaries of the grant date, subject to continued service through each applicable vesting date.

56

2025 Proxy Statement

The performance-vesting component of the 2024 LTIP will be earned, if at all, following the completion of a three-year performance period and is tied to the performance measures set forth below.

FINANCIAL		Furthering our progress in improving financial margins compared to our immediate competitors
Relative EBITDAR Margin Gap Improvement vs. DL/UA excludes special items, third-party items and performance pay	90%

Continue to focus on our margin gap in comparison to the other network carriers, Delta and United. Use of EBITDAR normalizes for capital structure. Measure over 3 years (2024 - 2026) vs. 2023 baseline.

		Goals: Threshold: 33 bps Target: 67 bps Maximum: 100 bps

ACCOUNTABILITY		Strengthen and improve our customer experience
Net Promoter Score (NPS)	10%

The inclusion of a customer experience metric allows us to measure and focus on our long-term customer strategy. While the airline’s reliability was measured in the annual plan, the gauge of customer experience and improvement will be measured in the long-term plan. Measure average NPS over 3 years (2024 - 2026).

		Goals: Threshold: 34 Target: 36 Maximum: 38

The table below sets forth the 2024 target grant values for the named executive officers under the LTIP. Mr. Isom’s 2024 annual target grant value is significantly below the last reported values for the CEOs at Delta (2023) and United (2024), our two closest peers. The values for the other named executive officers were set to be competitive with their peers at our competitor airlines.

Named Executive Officer	2024 Annual Target Grant Value ($)

Robert Isom	11,250,000

Steve Johnson	3,991,000

Devon May	2,965,000

David Seymour	2,965,000

Priya Aiyar	2,449,000

Vasu Raja	2,965,000

57

2025 Proxy Statement

2022 LTIP Awards

The 2022 LTIP grants for those named executive officers who were serving as executive officers as of the grant date in February 2022 were comprised of both time-vesting and performance-vesting RSUs. The performance-vesting RSUs were eligible to vest, subject to continued service, through February 24, 2025, based on the Company’s achievement of (i) total debt reduction from year-end 2021 to year-end 2024 (60% weighting) and (ii) pre-tax income margin improvement relative to the pre-tax income margin improvement for our industry peers (average of Delta and United) based on 2024 pre-tax income margin over a 2019 baseline (40% weighting). Based on our achievement of total debt reduction from year-end 2021 to year-end 2024 of $11.8 billion, which was higher than the maximum total debt reduction goal of $5.0 billion, and lower than threshold pre-tax income margin improvement, the award was earned at 120% of target in February 2025.

Equity Grant Policy

We do not grant equity awards in anticipation of the release of material nonpublic information or time the release of material nonpublic information for the purpose of affecting the value of executive compensation. The Compensation Committee has adopted an equity grant policy to standardize the timing, practices and procedures in granting equity awards. The policy provides that equity awards, other than new hire and promotion grants, will be granted once per year at a regularly scheduled meeting of the Compensation Committee. In 2024, we did not grant any stock options, stock appreciation rights or similar option-like instruments to our named executive officers.

2023 Non-Recurring Compensation Elements

Our compensation reported for 2023 in the Summary Compensation Table reflects multiple key executive leadership transitions during, and our response to, severe industry disruptions caused by the pandemic. As highlighted in the 2024 Proxy Statement, these elements were one-time and non-recurring.

The amounts reported in the Summary Compensation table for 2023 reflect several non-recurring items. They include non-recurring compensation elements associated with executive promotions which occurred over the prior three years during the CARES restriction period and cash incentive program payouts that were almost entirely attributed to 2022 but were paid in 2023, significantly increasing the reported compensation in the Summary Compensation Table for 2023.

Mr. Isom’s total compensation in 2022 (as reported in the Summary Compensation Table) was $4.9 million, considerably below what his CEO peers at Delta and United earned in 2022 ($9.6 million and $9.8 million, respectively), and even at a level materially below what he earned in 2019 for his service as President ($7.1 million) despite his promotion to CEO effective March 2022. In approving the one-time and promotion awards in September 2023, the Compensation Committee considered:

•	That Mr. Isom had been promoted to CEO in 2022 but had not been compensated as such for over 18 months.

•

Compensating Mr. Isom fairly and appropriately for his service as CEO, including relative to his peers at Delta and United, and addressing the concern that Mr. Isom’s equity holdings were significantly below those peers.

•

Aligning Mr. Isom’s compensation and incentives with Company performance and the interests of our stockholders, recognizing that his long-term incentive compensation had not increased since 2020, notwithstanding his subsequent promotion from President to CEO.

•

Creating appropriate incentives for Mr. Isom to continue to lead our positive business momentum following the Company’s successful post-pandemic transformation, which has driven profitability, strong operational reliability and a strengthened financial position.

•

Acknowledging Mr. Isom’s outstanding leadership during and as we emerged from the pandemic, his qualifications and capability for the CEO role, and his successful execution of the comprehensive management succession plan.

The approval of Mr. Isom’s one-time CEO promotion awards followed a year-long process in close consultation with the Compensation Committee’s independent compensation consultant. The Compensation Committee recognized the critical need to retain Mr. Isom as the Board’s long-standing choice for CEO and the most important element of the broad senior leadership succession plan. The Compensation Committee and the Board also recognized the acute retention challenges created by Mr. Isom’s performance and significantly increased profile as an executive leader of a large, complex enterprise. For a detailed description of the one-time and promotion awards granted in 2023 and other 2023 non-recurring

58

2025 Proxy Statement

compensation elements and the rationale please see the “Compensation Discussion and Analysis—Non-Recurring Compensation Elements Reported in 2023” section of the 2024 Proxy Statement. As highlighted in the 2024 Proxy Statement, these 2023 compensation elements were one-time and non-recurring. As such, they were not replicated in 2024. Mr. Isom’s target annual direct compensation level for 2024, including base salary, STIP target and LTIP target, remained at approximately $15.2 million, the same level as in 2023, and remained significantly below the last reported value for the CEO of United (2024) and the CEO of Delta (2023), our two closest peers.

Severance Benefits and Post Termination Restrictive Covenants

Change in control and severance benefits are a customary component of executive compensation, which are generally used to reinforce and encourage executives’ continued attention and dedication to their assigned duties without the distraction arising from the possibility of a change in control. Beginning in 2023, following consultation with its independent compensation consultant and in line with market practices, the Compensation Committee approved entering into severance agreements with our executive officers that are triggered on certain involuntary terminations of their employment. These agreements were only entered into with those executives who also agreed to post-termination restrictive covenants to protect the Company and its investors.

Messrs. Isom, Johnson, May and Seymour and Ms. Aiyar agreed to these post-employment restrictive covenants, including non-competition for a period of 24 months in the case of Mr. Isom and 18 months in the case of the other executives, and non-solicitation for a period of 24 months following the date the executive terminates employment with the Company. These restrictive covenants are in place irrespective of whether these executives receive severance in connection with their termination of employment.

Mr. Isom’s severance agreement provides that in the event his employment is terminated by the Company without “cause” or he resigns for “good reason” (each as defined in the severance agreements, and collectively, an “Involuntary Termination”), he will be entitled to: (i) a cash severance payment equal to 24 months of his base salary plus two times his annual target cash incentive (payable in substantially equal installments over 24 months), (ii) a payment equal to 24 months’ COBRA premiums and (iii) continued vesting of outstanding equity awards for 24 months following the termination date, except as set forth in Mr. Isom’s grant agreements described below. In addition, Messrs. Johnson, May and Seymour and Ms. Aiyar entered into severance agreements that provide that in the event of an Involuntary Termination, the executive will be entitled to: (i) a cash severance payment equal to 18 months of the executive’s base salary plus 1.5 times the executive’s annual target cash incentive (payable in substantially equal installments over 18 months), (ii) a payment equal to 18 months’ COBRA premiums and (iii) continued vesting of outstanding equity awards for 18 months following the termination date, except, in the case of Mr. Johnson, which is subject to acceleration as set forth in his grant agreements described below. The agreements also provide for travel privileges for the executive and eligible family members, pursuant to the terms of the Company’s travel policy for officers during the 18-month period following the termination date. If the executive has become eligible for retiree travel, the executive will continue to be eligible to receive retiree travel privileges in accordance with the terms of our retiree travel policy. Messrs. Isom, Johnson, May and Seymour previously vested into lifetime travel benefits. Each severance agreement also provides for acceleration of equity awards in the event of an Involuntary Termination within the 24 month period following a change in control, with equity awards subject to performance-vesting conditions vesting at the greater of target or the expected attainment level based on performance as of the termination date. The severance agreements require entering into an effective release of claims.

Pursuant to the grant agreements under our equity incentive plans, our team members, including our named executive officers, are entitled to full acceleration of their RSUs in the event of (i) a termination due to death or “disability” or (ii) a “change in control” (each, as defined in the applicable plan and award agreements). In addition, subject to compliance with the post-employment restrictive covenants and delivery of an effective release of claims, because Mr. Johnson is retirement eligible (age of 55 and has ten or more years of service), under his grant agreements the vesting of each time-vesting RSU award granted to Mr. Johnson will accelerate in full in the event of his separation from service from the Company (other than a termination by the Company for “cause”), with performance-vesting RSUs remaining outstanding and eligible to vest based on actual performance through the end of the performance period. Subject to compliance with the post-employment restrictive covenants and delivery of an effective release of claims, Mr. Isom’s grant agreements provide that RSUs granted to Mr. Isom will remain outstanding and will continue to vest upon termination (not including termination by the Company for “cause”), provided that equity awards granted within 12 months prior to the termination will only remain eligible to vest on a pro-rated basis and performance-vesting RSUs remain subject to the performance conditions.

59

2025 Proxy Statement

Under the STIP, if a team member separates from service with us and our affiliates while actively employed due to death or disability prior to the payment of the award, but is otherwise eligible for the award, the team member will be treated as having been actively employed on the date of payment of the award.

Information on the estimated payments and benefits that our named executive officers would have been eligible to receive in the event of a termination or change in control as of December 31, 2024 pursuant to their equity awards, the STIP and other arrangements are set forth in “Potential Payments Upon Termination or Change in Control” on page 70.

Mr. Raja separated from the Company effective June 2024. On July 11, 2024, the Company entered into a Separation Agreement (the “Separation Agreement”) with Mr. Raja in connection with his involuntary termination without “cause.” The Separation Agreement provided the following benefits: continuation of his base salary through January 31, 2025 (the “Severance Period”), which was approximately seven months of base salary totaling $462,019, a lump sum payment of $968,750, payable only following the expiration of the Severance Period, subject to Mr. Raja’s continued compliance with the restrictive covenants through the expiration of such Severance Period, the continuation of certain travel privileges, including unlimited reserved travel in any class of service for executive and executive’s spouse or registered companion and eligible dependent children during the Severance Period subject to the terms and conditions of the Company’s officer travel policy, and a payment in lieu of health benefits of $261. All of Mr. Raja’s outstanding unvested equity awards were forfeited and canceled. The severance benefits were subject to Mr. Raja’s performance of his continuing obligations pursuant to the Separation Agreement, including compliance with post-termination non-competition and non-solicitation covenants through the Severance Period. His total severance packaged totaled approximately $1.4 million, which was approximately only 30% of his annual total target compensation of approximately $4.7 million. Mr. Raja’s severance package value is significantly below the benefits provided under the severance agreements of other Executive Vice Presidents, Messrs. May and Seymour and Ms. Aiyar, as outlined above.

Ms. Aiyar resigned from the Company effective February 2025. She did not receive any severance or other benefits in connection with her resignation.

Other Benefits and Perquisites

We maintain broad-based benefit plans for our team members in which all employees participate, including the named executive officers, such as group life and health insurance plans and a 401(k) plan. These benefits are provided as part of the basic conditions of employment that we offer to other U.S.-based team members.

Other Benefits

We continue to provide certain benefits to our named executive officers that are common in the airline industry. The incremental cost to us of providing these benefits is not material. Following standard airline industry practice, we provide certain flight privileges to our team members. Free flights on our airline are available to all employees, and “positive space” flight privileges are provided to our senior executives, including the named executive officers. We believe that providing such flight privileges is consistent with airline industry practice and that competitive flight privileges are needed for the recruitment and retention of the most senior team members. By providing positive space flight privileges to our executives, we are able to offer a unique and highly-valued benefit at a low cost. This benefit also encourages executives to travel on the airline frequently, and while doing so, meet and listen to other team members, solicit feedback from team members and customers, audit aircraft and facility appearance and quality, and monitor operational performance throughout the domestic and international route system. In addition, as in prior years, we cover the income tax liabilities of our senior executives, including the named executive officers, related to those flight privileges, which is consistent with industry practice.

The positive space flight privileges provided to our officers, including the named executive officers, include, during their employment, unlimited reserved travel in any class of service for the officer and his or her immediate family, including eligible dependent children, for personal purposes. Officers and their immediate families, including eligible dependent children, also have access to our Admirals Club® travel lounges at various airports and have AAdvantage Executive Platinum status. Officers are also eligible for 12 free round-trip passes or 24 free one-way passes each year for reserved travel for non-eligible family members and friends, and we cover the income tax liability related to these flight privileges. Officers are required to pay any international fees and taxes, if applicable. In addition, each of Messrs. Isom, Johnson, May and Seymour are vested into the foregoing lifetime travel benefits and are entitled to continued receipt of these benefits upon their termination of employment, other than coverage of income tax liability.

60

2025 Proxy Statement

We also offer our named executive officers perquisites in the form of financial advisory services and executive physicals. We will reimburse up to $4,500 annually for their personal tax planning, estate planning and retirement planning services from a certified financial planner, certified public accountant, or attorney. We will pay the full cost of their annual physicals and additional diagnostic tests recommended by the provider.

For additional information on any benefits provided to the named executive officers on an individual basis, see the section entitled “Executive Compensation—Summary Compensation Table” beginning on page 65.

Continuing Focus on Leading Practices

Stock Ownership Guidelines

We have implemented stock ownership guidelines for our executive officers. Executives are required to hold a number of shares of stock equal to the lesser of either (i) a fixed number of shares or (ii) a number of shares with a total value equal to a designated multiple of their base salary, as provided in the table below. Ownership is determined based on the combined value of the following executive holdings: (a) shares owned outright or by immediate family members residing in the same household or in a trust for the benefit of the executive or an immediate family member; (b) Common Stock, stock units or other stock equivalents obtained through the exercise of SARs/stock options or vesting of equity awards; (c) unvested equity awards granted under any equity and deferral plans; and (d) other stock or stock equivalent awards determined by the CGPR Committee. Executives have five years from the time of being first subject to the ownership guidelines to comply with the stock ownership guidelines. Under the guidelines, until an executive has reached the minimum ownership guideline, such executive may not sell or otherwise dispose of shares of Common Stock acquired upon the exercise, vesting or settlement of any equity awards granted by us except to the extent such sales do not cumulatively exceed 50% of such shares. Each of our executive officers currently owns shares that exceed the minimum ownership guidelines. The stock ownership guidelines are set forth below.

Stock Ownership Guidelines

Position/Levels	Multiple of Base Salary	Fixed Shares

Chief Executive Officer	6x	116,667

Vice Chair; Executive Vice President	3x	47,917

Clawback Policy

Effective October 2023, our Board adopted a Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) to implement final clawback rules issued by the SEC. The Clawback Policy applies to our current and former executive officers and subjects their incentive-based compensation received on or after October 2, 2023 to clawback in the event our company is required to prepare an accounting restatement to correct its material noncompliance with any financial reporting requirement under U.S. securities laws. In these circumstances, the Clawback Policy requires the Company to recover, reasonably promptly, the portion of incentive-based compensation that is deemed to have been erroneously awarded, unless the Compensation Committee (which administers the policy) determines that recovery would be impracticable and that one or more of the allowable impracticability conditions under SEC rules has been met. Recovery is required whether or not the applicable officer engaged in misconduct or otherwise caused or contributed to the requirement for the restatement. In addition to these requirements, the Clawback Policy continues to provide the Compensation Committee with broad discretion as to what actions may be taken based on circumstances leading to the restatement, including recovery of compensation paid under the Company’s STIP or LTIP and other equity incentive awards.

Prohibition on Hedging and Pledging

As described more fully under the section “Information About the Board of Directors and Corporate Governance—Prohibition on Hedging and Pledging,” we prohibit our executive officers from engaging in hedging transactions or using our stock as collateral for loans.

Section 280G/Section 4999 Policy

We do not provide any tax gross-ups to cover excise taxes under Section 4999 in connection with a change in control.

61

2025 Proxy Statement

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2024.

Respectfully submitted,

Compensation Committee

Denise O’Leary (Chair)

Vicente Reynal

Doug Steenland

Howard Ungerleider

This report of the Compensation Committee is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing by us under the Securities Act or the Exchange Act.

62

2025 Proxy Statement

EXECUTIVE OFFICERS

The following table lists AAG’s executive officers as of April  , 2025, including their ages and principal occupations.

Name	Age	Title
Robert D. Isom, Jr	61	President, Chief Executive Officer and Director
Stephen L. Johnson	68	Vice Chair and Chief Strategy Officer
Devon E. May	50	Executive Vice President and Chief Financial Officer
David G. Seymour	60	Executive Vice President and Chief Operating Officer

Below is certain information as of April  , 2025, regarding our executive officers (other than Robert Isom). For similar information regarding Mr. Isom as of April  , 2025, see the section entitled “Proposal 1—Election of Directors” beginning on page 6.

Stephen L. Johnson

Stephen L. Johnson is Vice Chair and Chief Strategy Officer, a position he has held since May 2023. He was previously Executive Vice President, a position he held since January 2022 and prior to that he served as Executive Vice President—Corporate Affairs, a position he held since December 2013. He also serves on the board of directors and as deputy chair of Wizz Air Holdings PLC, a European airline company that trades on the London Stock Exchange. Previously, Mr. Johnson served as Executive Vice President—Corporate and Government Affairs for US Airways, a role he began in 2009. From 2003 to 2009, Mr. Johnson was a partner at Indigo Partners LLC, a private equity firm specializing in acquisitions and strategic investments in the airline, air finance and aerospace industries. Between 1995 and 2003, Mr. Johnson held a variety of positions with America West Airlines prior to its merger with US Airways, including Executive Vice President—Corporate. Prior to joining America West Airlines, Mr. Johnson served as Senior Vice President and General Counsel at GPA Group plc. He was also an attorney at Seattle-based law firm Bogle & Gates, where he specialized in corporate and aircraft finance and taxation.

Devon E. May
Devon E. May is Executive Vice President and Chief Financial Officer, a position he has held since January 2023. He was previously Senior Vice President of Finance and Investor Relations, a position he held since 2022. Mr. May has held various roles of increasing responsibility at AAG, including as Senior Vice President, Finance and American Eagle (2020 to 2022), Senior Vice President, American Eagle & Operations Planning (2019 to 2020), Senior Vice President, Network Strategy (2017 to 2019) and Senior Vice President, Finance (2016 to 2017). Mr. May joined AAG in 2013, upon its merger with US Airways, where he held a variety of positions in financial planning and analysis. Between 2002 and 2005, Mr. May held a variety of positions with America West Airlines prior to its merger with US Airways, including as Director, Alliances and Partnerships. Prior to joining America West Airlines, Mr. May served as a Senior Analyst, International Route Planning at Continental Airlines.

63

2025 Proxy Statement

David G. Seymour
David G. Seymour is Executive Vice President and Chief Operating Officer, a position he has held since June 2020. He was previously Senior Vice President, Operations, a position he held since 2019. From 2016 to 2019, he served as Senior Vice President, Integrated Operations. Previously, he served as Senior Vice President, Technical Operations from 2013 to 2016. Mr. Seymour joined AAG upon its merger with US Airways, where, from 2002 to 2013, he held a variety of positions in operations and planning, including as Senior Vice President, Operations. Between 1999 and 2002, Mr. Seymour held a variety of positions with America West Airlines prior to its merger with US Airways, including as Vice President, Operations Planning and Performance. Mr. Seymour began his career serving as an airborne infantry officer in the U.S. Army.

64

2025 Proxy Statement

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table provides compensation earned by our named executive officers in the years ended December 31, 2024, 2023 and 2022. See the “Compensation Discussion and Analysis – 2023 Non-Recurring Compensation Elements” section on page 58 for a discussion of the non-recurring compensation elements reported in the Summary Compensation Table for 2023.

Name and Principal Position during Fiscal 2024	Year	Salary ($)	Bonus ($)		Stock Awards ($)(a)		Non-Equity Incentive Plan Compensation ($)(b)		All Other Compensation ($)(c)	Total ($)(d)
Robert Isom	2024	1,300,000	-		11,250,000		3,000,920		59,923	15,610,843
Chief Executive Officer, President	2023	1,300,000	2,750,000	(e)	19,500,000		7,778,160		110,002	31,438,162
and Director	2022	1,162,083	-		3,653,000		-		71,566	4,886,649

Steve Johnson	2024	850,000	-		3,991,000		1,471,605		67,967	6,380,572
Vice Chair and	2023	826,346	-		6,046,000		3,270,125		64,613	10,207,084
Chief Strategy Officer	2022	735,616	-		2,695,000		-		63,492	3,494,108
Devon May	2024	775,000	-		2,965,000		1,118,170		66,361	4,924,531
Executive Vice President and Chief Financial Officer	2023	738,075	2,445,527	(f)	2,360,000		2,340,912		53,788	7,938,302

David Seymour	2024	775,000	-		2,965,000		1,118,170		36,728	4,894,898

Executive Vice President and Chief Operating Officer	2023	766,250	32,083	(f)	3,313,000		2,898,190		35,396	7,044,919
	2022	750,000	-		2,380,000		-		36,838	3,166,838
Priya Aiyar	2024	730,000	-		2,449,000	(g)	-	(h)	59,993	3,238,993
Former Executive Vice President and Chief Legal Officer	2023	693,250	1,185,069	(f)	3,101,000	(g)	2,729,908		47,838	7,757,065

Vasu Raja	2024	402,404	-		2,965,000	(g)	-	(h)	438,961	3,806,365
Former Executive Vice President and Chief Commercial Officer	2023	731,250	4,468,169	(f)	4,073,000	(g)	2,898,190		47,425	12,218,034

(a)

Amounts in this column represent the aggregate grant date fair value, as calculated in accordance with ASC Topic 718, of RSUs granted by the Company during each of the fiscal years ending December 31, 2024, 2023 and 2022, respectively, to the named executive officers. The grant date fair value, as calculated in accordance with ASC Topic 718, of time-based RSUs is equal to the number of shares underlying the RSUs, multiplied by the closing price of our Common Stock on the date of grant. With respect to the performance-based RSUs, which were granted in 2024, the grant date fair value is determined based on the closing price of our Common Stock on the date of grant multiplied by a factor reflecting achievement of the probable outcome of the Company’s relative EBITDAR margin gap improvement versus a pre-defined group of airlines and average net promoter score (which were based on the target attainment level). The aggregate maximum fair value of the 2024 annual performance-based RSU grants assuming the highest level of achievement of the performance conditions is as follows: Mr. Isom: $11,250,000, Mr. Johnson: $3,991,000, Mr. May: $2,965,000, Mr. Seymour: $2,965,000, Ms. Aiyar: $2,449,000, and Mr. Raja: $2,965,000. The unvested portion of Ms. Aiyar’s and all of Mr. Raja’s 2024 equity awards were forfeited in connection with their terminations of employment.

(b)

For 2024, represents STIP payouts for that fiscal year. The STIP payouts for both the 2022 and 2023 programs are reflected as compensation for 2023 as the performance period for the 2022 STIP ran from April 1, 2022 through April 1, 2023 and the performance period for the 2023 STIP ran from January 1, 2023 through December 31, 2023.

65

2025 Proxy Statement

(c)

The following table provides the amounts of other compensation, including perquisites, paid to, or on behalf of, named executive officers during 2024 included in the “All Other Compensation” column. Perquisites and other personal benefits are valued on the basis of the aggregate incremental cost to the Company, except that flight benefits are valued based on the imputed taxable income to the executive, which valuation is greater than the incremental cost to the Company.

	Robert Isom ($)	Steve Johnson ($)	Devon May ($)	David Seymour ($)	Priya Aiyar ($)	Vasu Raja ($)

Flight Privileges(1)	20,827	23,114	24,506	8,949	17,519	4,072

Medical Examinations	-	4,043	-	4,304	5,860	-

Financial Advisory Services	4,500	4,500	4,500	4,500	4,500	4,500

Gross-Up Payments(2)	15,621	17,335	18,380	-	13,139	1,297

401(k) Company Contributions	18,975	18,975	18,975	18,975	18,975	18,975

Severance Benefits(3)	-	-	-	-	-	410,117

(1)

Amounts represent flight privileges provided for unlimited, top-priority reserved travel in any class of service, for the named executive officer and his or her immediate family, and up to 12 round-trip or 24 one-way passes for non-eligible family members and friends. Amounts represent the actual value of travel utilized by those named executive officers and their respective eligible dependents during 2024, except that the amount for Mr. Seymour represents the 2024 annuitized value of his lifetime flight benefits. Mr. Seymour previously vested into lifetime travel privileges in connection with the merger of US Airways and America West. The 2024 annuitized value of Mr. Seymour’s lifetime flight benefits was calculated using a discount rate of 5.6% and Pri-2012 Employee Table, with white collar adjustments, increased by 3.0% at all ages, and then projected generationally from 2012 with Scale MP-2021, and assumes the annual level of usage is the same as Mr. Seymour’s actual usage in 2006, when he vested into lifetime travel privileges, and a 1% annual increase in the cost of travel.

(2)	Amount represents tax gross-up payments with respect to flight privileges.

(3)	Reflects severance benefits in the form of continuation of base salary $372,596, accrued vacation payment of $37,260 and a payment in lieu of health benefits of $261.

(d)

Total compensation in fiscal year 2023 includes one-time and non-recurring compensation for the NEOs that was not repeated in 2024. While paid in 2023, these one-time and non-recurring compensation items included elements associated with executive promotions between 2020 and 2022, as well as cash incentive program payouts that were almost entirely attributed to 2022.

(e)	Reflects a one-time cash payment to Mr. Isom.

(f)

Reflects payments under cash retention agreements that were entered into with Ms. Aiyar and Messrs. May, Seymour and Raja, respectively, in prior years payable subject to each employee’s continued service through April 1, 2023.

(g)	The unvested portion of Ms. Aiyar’s and Mr. Raja’s equity awards (including all of Mr. Raja’s 2024 equity awards) were forfeited in connection with their terminations of employment.

(h)	Ms. Aiyar and Mr. Raja terminated employment prior to the payment of the 2024 STIP and as such were not eligible to receive any STIP award.

66

2025 Proxy Statement

Grants of Plan-Based Awards in 2024

The following table provides information regarding grants of plan-based awards made to our named executive officers during the year ended December 31, 2024.

	Grant Date	Estimated Future Payout Under Non-Equity Incentive Plan Awards(a)			Estimated Future Payout Under Equity Incentive Plan Awards(b)			All Other Stock Awards: Number of Shares of Stock or Units (#)(c)	Grant Date Fair Value of Stock and Option Awards ($)(d)
Name		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Robert Isom		1,300,000	2,600,000	5,200,000
	2/27/2024				18,098	361,969	723,938		5,625,000
	2/27/2024							361,969	5,625,000
Steve Johnson		637,500	1,275,000	2,550,000
	2/20/2024				6,787	135,748	271,496		1,995,500
	2/20/2024							135,748	1,995,500
Devon May		484,375	968,750	1,937,500
	2/20/2024				5,043	100,850	201,700		1,482,500
	2/20/2024							100,850	1,482,500
David Seymour		484,375	968,750	1,937,500
	2/20/2024				5,043	100,850	201,700		1,482,500
	2/20/2024							100,850	1,482,500
Priya Aiyar(e)		456,250	912,500	1,825,000
	2/20/2024				4,165	83,299	166,598		1,224,500
	2/20/2024							83,299	1,224,500
Vasu Raja(e)		484,375	968,750	1,937,500
	2/20/2024				5,043	100,850	201,700		1,482,500
	2/20/2024							100,850	1,482,500

(a)	Reflects potential payouts under the 2024 STIP. Ms. Aiyar and Mr. Raja terminated employment prior to the payment of the 2024 STIP and as such were not eligible to receive any STIP award.

(b)

Represents the performance-vesting portion of the named executive officers’ 2024 annual RSU awards that vest on the third anniversary of the grant date, subject to the executive’s continued service and based on the Company’s achievement of (i) EBITDAR margin improvement relative to the EBITDAR margin improvement for a pre-defined group of airlines based on 2024-2026 EBITDAR margin over a 2023 baseline and (ii) average net promotor score performance goal for 2024-2026. The number of shares that will be issued with respect to the performance-vesting RSUs varies between 5% and 200% depending on the Company’s performance, and no shares will be issued if threshold performance is not achieved

(c)

Represents the time-vesting portion of the named executive officers’ 2024 annual RSU awards that vest, subject to the executive’s continued employment, with respect to 66.66% of the shares on the first anniversary of the grant date and with respect to 33.33% of the shares on the second anniversary of the grant date.

(d)

For the time-based vesting portion of each named executive officer’s RSU award, the grant date fair value is equal to the number of shares underlying the RSUs, multiplied by the closing price of our Common Stock on the date of grant. For the performance-vesting portion of each named executive officer’s RSU award, the grant date fair value is determined based on the closing price of our Common Stock on the date of grant multiplied by a factor reflecting achievement of the probable outcome (which was 100%) of the (i) EBITDAR margin improvement relative to the EBITDAR margin improvement for a pre-defined group of airlines based on 2024-2026 EBITDAR margin over a 2023 baseline and (ii) average net promotor score performance goal for 2024-2026.

(e)	The unvested portion of Ms. Aiyar’s and Mr. Raja’s equity awards (including all of Mr. Raja’s 2024 equity awards) were forfeited in connection with their terminations of employment.

67

2025 Proxy Statement

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table provides information regarding all outstanding equity awards held by each of our named executive officers as of December 31, 2024.

	Stock Awards
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(j)	Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)		Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(j)
Robert Isom	2/27/2024	361,969	(a)	6,309,120	180,985	(b)	3,154,560
	9/20/2023	146,440	(c)	2,552,449	646,056	(d)	11,260,756
	9/20/2023	70,189	(e)	1,223,394	631,699	(f)	11,010,514
	2/24/2022	-		-	129,234	(g)	2,252,549

Steve Johnson	2/20/2024	135,748	(a)	2,366,088	67,874	(b)	1,183,044
	9/20/2023	47,840	(c)	833,851	211,056	(d)	3,678,706
	9/20/2023	121,036	(h)	2,109,657	-		-
	2/24/2022	-		-	95,342	(g)	1,661,818
Devon May	2/20/2024	100,850	(a)	1,757,816	50,425	(b)	878,908
	5/2/2023	29,136	(c)	507,840	128,540	(d)	2,240,443
	12/12/2022	29,343	(h)	511,448	-		-

David Seymour	2/20/2024	100,850	(a)	1,757,816	50,425	(b)	878,908
	7/12/2023	4,148	(e)	72,300	18,300	(f)	318,969
	5/2/2023	35,309	(c)	615,436	155,772	(d)	2,715,106
	12/12/2022	55,868	(h)	973,779	-		-
Priya Aiyar(i)	2/20/2024	83,299	(a)	1,451,902	41,650	(b)	725,951
	7/12/2023	6,785	(e)	118,263	29,929	(f)	521,658
	5/2/2023	29,136	(c)	507,840	128,540	(d)	2,240,443
	12/12/2022	36,972	(h)	644,422	-		-
Vasu Raja(i)	-	-		-	-		-

(a)

Represents the time-vesting portion of the named executive officer’s 2024 annual RSU awards that vest, subject to the executive’s continued employment, with respect to 66.66% of the shares on the first anniversary of the grant date and with respect to 33.33% of the shares on the second anniversary of the grant date.

(b)

Represents the performance-vesting portion of the named executive officers’ 2024 annual RSU awards that vest on the third anniversary of the grant date, subject to the executive’s continued service and based on the Company’s achievement of (i) EBITDAR margin improvement relative to the EBITDAR margin improvement for a pre-defined group of airlines based on 2024-2026 EBITDAR margin over a 2023 baseline and (ii) average net promotor score performance goal for 2024-2026. The number of shares that will be issued with respect to the performance-vesting RSUs varies between 5% and 200% depending on the Company’s performance, and no shares will be issued if threshold performance is not achieved. Based on our expected attainment level as of December 31, 2024, the threshold number of RSUs is shown.

(c)

Represents the time-vesting portion of the named executive officer’s 2023 annual RSU awards that vest, subject to the executive’s continued employment, with respect to 66.66% of the shares on the first anniversary of the grant date and with respect to 33.33% of the shares on the second anniversary of the grant date.

(d)

Represents the performance-vesting portion of the named executive officers’ 2023 annual RSU awards that vest on the third anniversary of the grant date, subject to the executive’s continued service and based on the Company’s achievement of (i) total debt reduction from year-end 2022 to year-end 2025 and (ii) pre-tax income margin improvement relative to the pre-tax income margin improvement for a pre-defined group of airlines based on 2023-2025 pre-tax income margin over a 2019 baseline. The number of shares that will be issued with respect to the performance-vesting RSUs varies between 25% and 200% depending on the Company’s performance, and no shares will be issued if threshold performance is not achieved. Based on our expected attainment level as of December 31, 2024, the maximum number of RSUs is shown in respect of the shares tied to the total debt reduction goal and the target number of RSUs is shown in respect of the shares tied to the pre-tax income margin improvement goal.

(e)

Represents the time-vesting portion of the named executive officers’ 2023 one-time and promotion RSU awards that vest, subject to the executive’s continued employment, with respect to 66.66% of the shares on the first anniversary of the grant date and with respect to 33.33% of the shares on the second anniversary of the grant date.

(f)

Represents the performance-vesting portion of the named executive officers’ 2023 one-time and promotion RSU awards that vest on the third anniversary of the grant date, subject to the executive’s continued service and based on the Company’s achievement of (i) total debt reduction from year-end 2022 to year-end 2025 and (ii) pre-tax income margin improvement relative to the pre-tax income margin improvement for a pre-defined group

68

2025 Proxy Statement

of airlines based on 2023-2025 pre-tax income margin over a 2019 baseline. The number of shares that will be issued with respect to the performance-vesting RSUs varies between 25% and 200% depending on the Company’s performance, and no shares will be issued if threshold performance is not achieved. Based on our expected attainment level as of December 31, 2024, the maximum number of RSUs is shown in respect of the shares tied to the total debt reduction goal and the target number of RSUs is shown in respect of the shares tied to the pre-tax income margin improvement goal.

(g)

Represents the performance-vesting portion of the RSUs granted on February 24, 2022, that vested, subject to continued service, on February 24, 2025, based on the Company’s achievement of (i) total debt reduction from year-end 2021 to year-end 2024 and (ii) pre-tax income margin improvement relative to the pre-tax income margin improvement for a pre-defined group of airlines based on 2024 pre-tax income margin over a 2019 baseline. Based on our attainment of the total debt reduction goal from year-end 2021 to year-end 2024 at maximum and lower than threshold pre-tax income margin improvement, the award was earned at 120% of target in February 2025, which is the number of RSUs shown.

(h)	Represents time-vesting RSU awards that vest over three years, with one-third of the shares vesting on each of the first, second and third anniversaries of the grant date.

(i)	Unvested equity awards held by each of Ms. Aiyar and Mr. Raja were forfeited in connection with their terminations of employment in February 2025 and June 2024, respectively.

(j)	The market value of RSUs was calculated by multiplying $17.43, the closing price of a share of our Common Stock on December 31, 2024, by the number of unvested RSUs outstanding under the award.

Options Exercised and Stock Vested

The following table provides information regarding the vesting of RSUs held by the named executive officers during the year ended December 31, 2024. Our named executive officers did not hold any options or SARs during 2024.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(a)

Robert Isom	493,094	5,688,003

Steve Johnson	200,979	2,393,342

Devon May	106,900	1,591,940

David Seymour	172,361	2,573,300

Priya Aiyar	139,237	2,031,679

Vasu Raja	68,539	949,951

(a)	Represents the closing market price of a share of our Common Stock on the date of vesting, multiplied by the number of shares that vested.

69

2025 Proxy Statement

Potential Payments Upon Termination or Change in Control

This section quantifies payments that would be made to our named executive officers upon a change in control or following certain qualifying terminations of employment. For a description of these benefits, please see “Compensation Discussion and Analysis – Severance Benefits and Post Termination Restrictive Covenants.”

The estimated amounts of the respective benefits for each of our named executive officers, other than Mr. Raja, assuming the triggering event occurred on December 31, 2024, are provided in the table below. The table below reflects the termination and/or change in control benefits payable to each named executive officer under agreements and plans in which he or she participates that were in effect as of the end of the fiscal year.

Executive Benefits and Payments Upon Termination	Change in Control ($)	Involuntary Termination ($)	Involuntary Termination with Change in Control ($)	Death ($)	Disability ($)	Any Other Qualifying Termination ($)(f)

Robert Isom
Base Salary(a)	-	2,600,000	2,600,000	-	-	-
Annual Incentive Award(b)	-	5,200,000	5,200,000	3,000,920	3,000,920	-
COBRA(c)	-	57,303	57,303	-	-	-
Acceleration of Unvested RSUs(d)	40,917,902	37,270,712	40,917,902	40,917,902	40,917,902	33,623,522
Flight Privileges(e)	-	252,888	252,888	160,696	252,888	252,888

Steve Johnson
Base Salary(a)	-	1,275,000	1,275,000	-	-	-
Annual Incentive Award(b)	-	1,912,500	1,912,500	1,471,605	1,471,605	-
COBRA(c)	-	42,660	42,660	-	-	-
Acceleration of Unvested RSUs(d)	13,016,208	11,833,164	13,016,208	13,016,208	13,016,208	11,833,164
Flight Privileges(e)	-	268,005	268,005	186,865	268,005	268,005

Devon May
Base Salary(a)	-	1,162,500	1,162,500	-	-	-
Annual Incentive Award(b)	-	1,453,125	1,453,125	1,118,170	1,118,170	-
COBRA(c)	-	48,015	48,015	-	-	-
Acceleration of Unvested RSUs(d)	6,755,363	5,017,548	6,755,363	6,775,363	6,755,363	-
Flight Privileges(e)	-	391,190	391,190	284,277	391,190	391,190

David Seymour
Base Salary(a)	-	1,162,500	1,162,500	-	-	-
Annual Incentive Award(b)	-	1,453,125	1,453,125	1,118,170	1,118,170	-
COBRA(c)	-	42,777	42,777	-	-	-
Acceleration of Unvested RSUs(d)	8,211,222	6,134,436	8,211,222	8,211,222	8,211,222	-
Flight Privileges(e)	-	137,491	137,491	90,224	137,491	137,491

Priya Aiyar
Base Salary(a)	-	1,095,000	1,095,000	-	-	-
Annual Incentive Award(b)	-	1,368,750	1,368,750	-	-	-
COBRA(c)	-	13,785	13,785	-	-	-
Acceleration of Unvested RSUs(d)	6,936,430	4,962,853	6,936,430	6,936,430	6,936,430	-
Flight Privileges(e)	-	27,877	27,877	-	-	-

(a)	On an involuntary termination, represents 24 months of base salary for Mr. Isom and 18 months of the executive’s base salary for Ms. Aiyar and Messrs. Johnson, May and Seymour.

(b)

On an involuntary termination, represents two times Mr. Isom’s annual target cash incentive and 1.5 times the executive’s annual target cash incentive for Ms. Aiyar and Messrs. Johnson, May and Seymour. On death or disability, amount represents the amount of the annual incentive award earned by each named executive officer under the 2024 STIP which was attained at 115.42% of target.

(c)

On an involuntary termination, represents a payment equal to 24 months’ COBRA premiums for Mr. Isom, and a payment equal to 18 months’ COBRA premiums for Ms. Aiyar and Messrs. Johnson, May and Seymour.

(d)

Aggregate value of unvested RSUs is calculated at a price of $17.43, the closing price of a share of our Common Stock on December 31, 2024, multiplied by the number of unvested RSUs outstanding under each award. The performance-vesting portion of the named executive officer’s 2022 RSU awards are valued based on our actual attainment level as of December 31, 2024 of 120% of target. The performance-vesting portion of the named executive officer’s 2023 RSU awards are valued based on our expected attainment level as of December 31, 2024 of 150% of target. The

70

2025 Proxy Statement

performance-vesting portion of the named executive officer’s 2024 RSU awards are valued based on target in the case of a change in control, involuntary termination with change in control, death and disability, and in the case of the involuntary termination and, if applicable, any other qualifying termination scenarios are valued at 50% of target. For a description of these vesting acceleration benefits, please see “Compensation Discussion and Analysis – Severance Benefits and Post Termination Restrictive Covenants.”

(e)

Each of Messrs. Isom, Johnson, May and Seymour are vested into positive space flight lifetime travel benefits and are entitled to continued receipt of these benefits upon their termination of employment, other than coverage of income tax liability. The calculation of the positive space lifetime travel benefits is based on the terms of the non-revenue travel policy for executive officers currently in effect. Under her severance agreement with the Company, in the case of an Involuntary Termination, Ms. Aiyar was entitled to travel privileges pursuant to the terms of the Company’s travel policy for officers during the 18-month period following the termination date. Reflects the present value of future travel calculated using a discount rate of 5.6% and Pri-2012 Employee Table, with white collar adjustments, increased by 3.0% at all ages, and then projected generationally from 2012 with Scale MP-2021, and assumes the annual level of usage is the same as the executive’s actual usage for 2024 (excluding travel between Phoenix and Dallas/Fort Worth and between Orange County and Dallas/Fort Worth for Mr. Johnson) with a valuation based on imputed income and a 1% annual increase in the cost of travel.

(f)	Represents for Messrs. Isom and Johnson, the vesting of certain RSUs on any termination without “cause,” including retirement.

On July 11, 2024, the Company entered into a Separation Agreement with Mr. Raja which provided the following benefits: continuation of his base salary through January 31, 2025 (the “Severance Period”), which was approximately seven months of base salary totaling $462,019, a lump sum payment of $968,750, payable only following the expiration of the Severance Period, subject to Mr. Raja’s continued compliance with the restrictive covenants through the expiration of such Severance Period, the continuation of certain travel privileges, including unlimited reserved travel in any class of service for executive and executive’s spouse or registered companion and eligible dependent children during the Severance Period subject to the terms and conditions of the Company’s officer travel policy with an imputed taxable income to the executive of $2,342, and a payment in lieu of health benefits of $261. All of Mr. Raja’s outstanding unvested equity awards were forfeited and canceled. The severance benefits were subject to Mr. Raja’s performance of his continuing obligations pursuant to the Separation Agreement, including compliance with post-termination non-competition and non-solicitation covenants through the Severance Period. His total severance packaged totaled approximately $1.4 million, which was approximately only 30% of his annual total target compensation of approximately $4.7 million. Mr. Raja’s severance package value is significantly below the benefits provided under the severance agreements of other Executive Vice Presidents, Messrs. May, Seymour and Ms. Aiyar, as outlined above.

Ms. Aiyar resigned from the Company effective February 21, 2025 and did not receive any separation benefits in connection with her resignation.

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Isom, who served as CEO as of December 31, 2024.

We offer competitive compensation to our team members. As one of the world’s largest airlines, some of our unique characteristics may make comparisons to the pay ratios at other airlines or companies difficult. We employ over 130,000 team members; our route network is vast and unique; and we insource more of our flying and services than our U.S. peers. For example, American operates three wholly-owned regional airlines, and approximately 23% of our total workforce is employed by those airlines. Additionally, our pay ratio includes approximately 16% part-time and temporary team members. In 2024, mainline and regional salaries, wages and benefits were our largest expense and represented approximately 36% of our total operating expenses. Approximately 87% of our employees as of December 31, 2024 were represented by various labor unions responsible for negotiating the collective bargaining agreements covering their compensation and job duties, among other things. The Company’s employment footprint is quite diverse—with some positions requiring initial education and licensing requirements as well as ongoing certification work. Compensation for positions with more rigorous requirements for continued employment and that draw from smaller applicant pools generally utilize higher pay bands than those positions with fewer educational and training requirements and larger applicant pools.

For 2024, the median annual total compensation of all team members across American (other than our CEO) was $81,744, while the annual total compensation of our CEO was $15,610,843, as outlined in the “Summary Compensation Table” above. Based on this information, the ratio of the annual total compensation of our CEO to the median annual total compensation of all employees was estimated to be 191 to 1, calculated in accordance with SEC rules. This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.

71

2025 Proxy Statement

Determining the Median Employee

The Company chose December 31, 2024 as the date for establishing the employee population used in identifying the median employee and 2024 as the measurement period.

We captured all full-time, part-time and temporary employees located in the U.S. as of December 31, 2024 with nonzero W-2 earnings, including team members employed at our three wholly owned subsidiaries, consisting of 142,051 individuals. As permitted by SEC rules, under the 5% “de minimis” exemption, we excluded 6,258 non-U.S. employees. The jurisdictions in which we excluded employees and their employee populations were as follows: Antigua and Barbuda (32); Argentina (453); Aruba (37); Australia (8); Bahamas (151); Barbados (88); Belize (26); Bermuda (26); Brazil (474); Canada (479); Cayman Islands (1); Chile (195); China (18); Colombia (81); Costa Rica (77); Dominican Republic (383); Ecuador (12); El Salvador (35); France (140); Germany (78); Greece (2); Grenada (30); Guatemala (48); Haiti (17); Honduras (45); Hong Kong (4); India (7); Ireland (45); Israel (6); Italy (19); Jamaica (97); Japan (51); Korea, Republic of (6); Mexico (1,139); Netherlands (5); Netherlands Antilles (4); Nicaragua (24); Peru (470); Portugal (3); Saint Kitts and Nevis (35); Saint Maarten (2); Spain (122); Switzerland (3); Trinidad and Tobago (477); Turks and Caicos Islands (1); United Kingdom (795); and Uruguay (7).

We identified the median team member using earnings as set forth in Box 5 of W-2 for 2024. We annualized earnings for permanent employees who worked less than the entire year. The annual total compensation of the median employee and the annual total compensation of the CEO were calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

Pay Ratio Comparisons

The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

72

2025 Proxy Statement

2025 Proxy Statement

Pay Versus Performance
In accordance with SEC rules, the table below sets forth additional information concerning the compensation of each individual who served as our Chief Executive Officer (“CEO”) and our other
(“non-CEO”)
named executive officers (“NEOs”) for each of the fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020, and our financial and total stockholder return (“TSR”) performance for each such fiscal year. Mr. Isom has served as our CEO beginning March 2022 and Mr. Parker served as our CEO prior to that.
The
COVID-19
pandemic was the most challenging time in our industry’s history. It resulted in drastic disruptions in global demand for air travel and a severe decline in our business. Despite these challenges, we remained consistent in our approach and philosophy that our executive compensation programs provide both fair pay and pay-for-performance
and align with the interests of stockholders. We achieved key objectives and strong financial performance in 2024, including:

•	Produced record full-year revenue of $54.2 billion, full-year net income of $846 million and, excluding special items, full-year net income of $1.4 billion (1)

•	Generated $4 billion in full-year operating cash flow and record full-year free cash flow of $2.2 billion (1)

•	Operated nearly 2.2 million flights with an average load factor of 84.9%

•	Delivered strong operational results, achieving our second-best completion factor since the merger of American and US Airways, on our largest-ever passenger volume

(1)	See Appendix B for a reconciliation of net income excluding net special items (non-GAAP measure), and for the calculation of free cash flow (non-GAAP measure).
Pay Versus Performance Table

							Value of Initial Fixed $100 Investment Based on:
Year	Summary Compensation Table Total: Mr. Isom ($) (1)	CAP: Mr. Isom ($) (2)	Summary Compensation Table Total: Mr. Parker ($) (1)	CAP: Mr. Parker ($) (2)	Average Summary Compensation Table Total for Non-CEO NEOs ($) (1)	Average CAP: Non-CEO NEOs ($) (2)	AAG Total Stockholder Return ($) (3)	Peer Group Total Stockholder Return ($) (3)	Net Income (Loss) ($) (in millions)	Adjusted Pre-Tax Income Margin % (4)
2024	15,610,843	23,988,818	-	-	4,648,523	4,531,378	61.00	60.99	846	3.4%
2023	31,438,162	33,817,502	-	-	9,530,121	9,827,888	48.08	61.60	822	4.7%
2022	4,886,649	3,507,095	6,537,694	3,881,181	3,400,714	2,422,634	44.52	48.04	127	0.9%
2021	-	-	7,238,011	8,128,613	3,892,813	4,197,060	62.85	74.23	(1,993)	(23.2%)
2020	-	-	10,663,866	(614,164)	4,245,970	736,998	55.19	75.55	(8,885)	(70.7%)

(1)
Amounts reported in these columns represent the total compensation as reported in the Summary Compensation Table for Messrs. Isom and Parker for each year where they served as CEO and the average of the total compensation as reported in the Summary Compensation Table for our remaining NEOs for the relevant fiscal year, which captures the individuals indicated in the table below for each fiscal year:

Year	CEO	Non-CEO NEOs
2024	Robert Isom	Steve Johnson, Devon May, David Seymour, Priya Aiyar, and Vasu Raja
2023	Robert Isom	Steve Johnson, Priya Aiyar, Devon May, and Vasu Raja
2022	Robert Isom and Doug Parker	Derek Kerr, Steve Johnson, Maya Leibman, and David Seymour
2021	Doug Parker	Robert Isom, Derek Kerr, Steve Johnson, and Maya Leibman
2020	Doug Parker	Robert Isom, Derek Kerr, Steve Johnson, and Maya Leibman

73

2025 Proxy Statement

(2)	Compensation Actually Paid (“CAP”) to Mr. Isom and the remaining NEOs for 2024 reflects the following adjustments from total compensation reported in the Summary Compensation Table:

	2024
Adjustments	Mr. Isom ($)	Average Non-CEO NEOs ($)
Deduction for amounts reported under the “Stock Awards” column of Summary Compensation Table for Fiscal Year 2024 (“FY24”)	(11,250,000)	(3,067,000)
Year-end Fair Value of Outstanding and Unvested Equity Awards Granted in FY24	9,463,680	2,200,086
Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years based on change from FY23 Year-end to FY24 Year-end	11,251,403	1,386,688
Change in Fair Value of Equity Awards Granted in Prior Years that Vested in FY24 based on change from FY23 Year-end to Vesting Date in FY24	(1,087,108)	17,375
Deduction of FY23 Year-end Fair Value of Equity Awards Granted in Prior Years that were Forfeited during FY24	-	(654,293)
Total Adjustments	8,377,975	(117,145)

Fair value or change in fair value, as applicable, of equity awards in the Compensation Actually Paid columns was determined by reference to (1) for time-based RSU awards, the closing price of a share of our Common Stock on the applicable year-end
date(s) or, in the case of vesting dates, the closing price of a share of our Common Stock on the applicable vesting dates, and (2) for performance-based RSU awards, the same valuation methodology as time-based RSU awards except year-end
values are multiplied by a factor reflecting achievement of the probable outcome of the applicable performance conditions as of the measurement date (which as of December 31, 2024 was 120%, 150% and 50% of target for the 2022, 2023 and 2024 grants, respectively).

(3)
Pursuant to the SEC rules, TSR reflects an initial investment of $100 on December 31, 2019, and that all dividends, if any, were reinvested. The Peer Group Total Stockholder Return represents the cumulative TSR of the ARCA Airline Index (the “Peer Group TSR”).

(4)	Adjusted pre-tax income margin is a non-GAAP measure and excludes net special items. See Appendix B for a reconciliation of pre-tax income margin excluding net special items, a non-GAAP measure.
Relationship Between Financial Performance Measures
The graphs below compare the compensation actually paid to our CEOs and the average of the compensation actually paid to our non-CEO
named executive officers, with (i) our cumulative TSR, (ii) our Peer Group TSR, (iii) our net income (loss), and (iv) our adjusted pre-tax
income margin, in each case, for the fiscal years ended December 31, 2024, 2023, 2022, 2021 and 2020.
Given the emphasis in our executive compensation programs on long-term incentives tied to our stock price, the compensation actually paid to our named executive officers is generally strongly aligned with our stock price performance. For 2020, given the more significant decrease in our stock price, reflecting the severe decline in our business as a result of the
COVID-19
pandemic, compensation actually paid is significantly lower than the reported Summary Compensation Table total compensation values, and the 2020 compensation actually paid to Mr. Parker was negative. With the improvement in our stock price in 2021, as we emerged from the pandemic, compensation actually paid also improved but then substantially decreased in 2022 in alignment with the decrease in our stock price. As discussed in the “Compensation Discussion and Analysis—2023
Non-Recurring
Compensation Elements,” the compensation actually paid for 2023 is significantly higher than prior years because it includes for Ms. Aiyar and Messrs. Isom, Johnson and Raja one-time
and promotion awards and for Ms. Aiyar and Messrs. May and Raja, non-recurring
payments in April 2023 for services performed in prior years. Furthermore, for each named executive officer, the STIP payouts for both the 2022 and 2023 programs are reflected as compensation for 2023. These 2023 compensation elements were one-time
and
non-recurring.
As such, they were not replicated in 2024. The 2024 compensation actually paid levels are lower than 2023 but higher than the years prior to 2023 because the calculation of compensation actually paid for 2024 incorporates the increase in the value of the non-recurring
equity grants that were made in 2023 as a result of the increase in our stock price as of December 31, 2024.
Outside of our stock price performance, we believe that adjusted pre-tax
income margin is the most important financial metric that ties our executives’ compensation to our performance. We have been able to significantly improve our adjusted pre-tax
income margin since 2020. These financial outcomes, however, do not align as closely with our outcomes on compensation actually paid. Similarly, the improvement in our net income from 2020 through 2024 does not directly align with our outcomes on compensation actually paid. Compensation actually paid is less sensitive to these financial

74
2025 Proxy Statement

outcomes as a result of the emphasis in our executive compensation programs on long-term incentives and its stronger correlation to our stock price, which we expect will continue to have a much larger impact than these financial outcomes on compensation actually paid, as described above.

75

2025 Proxy Statement

Pay Versus Performance Tabular List
We believe the following performance measures represent the most important financial performance measures used by us to link compensation actually paid to our named executive officers for 2024:

•	Stock price/total stockholder return;

•	Adjusted pre-tax income and pre-tax income margin;

•	EBITDAR margin;

•	TRASM; and

•	Adjusted CASM.
For additional details regarding our performance measures, please see the sections entitled “Annual Cash Incentive Program” and “Long-Term Incentive Programs” in our “Compensation Discussion and Analysis” beginning on pages 54 and 56, respectively.

76
2025 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information about our Common Stock that may be issued under our equity compensation plans as of December 31, 2024, which consists of the 2023 Incentive Award Plan (the “2023 Plan”) and the 2013 Incentive Award Plan (the “2013 Plan”).

Plan Category	(i) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(ii) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(iii) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (i))

Equity Compensation Plans Approved by Security Holders(a)	8,345,550	(b)	-	9,675,660

Equity Compensation Plans Not Approved by Security Holders	-		-	-

Total	8,345,550		-	9,675,660

(a)

On May 10, 2023, our stockholders approved the 2023 Plan which replaced the 2013 Plan. The 2013 Plan was approved by the Bankruptcy Court in connection with AMR Corporation’s bankruptcy plan and further approved by the Board on December 9, 2013. Under Delaware law, as part of the reorganization, the 2013 Plan was deemed to be approved by our stockholders.

(b)	Consists of 8,345,550 stock-settled RSUs.

77

2025 Proxy Statement

OTHER MATTERS

Stockholder Proposals

Rule 14a-8 of the Exchange Act provides that certain stockholder proposals must be included in the proxy statement for an annual meeting of stockholders. For a stockholder proposal to be considered for inclusion in the proxy statement for our 2026 Annual Meeting of Stockholders, our Corporate Secretary (Michelle Earley, Corporate Secretary, at American Airlines Group Inc., MD8B503, 1 Skyview Drive, Fort Worth, Texas 76155) must receive the proposal no later than December 29, 2025. The proposal must comply with the SEC regulations under Rule 14a-8 of the Exchange Act regarding the inclusion of stockholder proposals in our proxy materials.

Pursuant to our Bylaws, in order for a stockholder to present a proposal at an annual meeting of stockholders, other than proposals to be included in the proxy statement as described above, the stockholder must deliver proper notice to our Corporate Secretary at our principal executive offices (please see the address above) not more than 120 days and not less than 90 days prior to the anniversary date of the immediately preceding annual meeting or, if the date of the annual meeting is more than 30 days before or after such anniversary date, not later than the 90th day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made. For the 2026 Annual Meeting of Stockholders, notice must be delivered no sooner than February 11, 2026 and no later than March 13, 2026. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals. Additional information with regard to stockholder recommendations or nominations for director candidates can be found beginning on page 18 and we encourage stockholders to review the procedures and deadlines relating thereto before taking action.

In addition, our Bylaws permit certain of our stockholders who have beneficially owned 3% or more of our outstanding Common Stock continuously for at least three years to submit nominations to be included in the Company’s proxy materials for up to 20% of the total number of directors then serving. Notice of proxy access director nominations for the 2026 annual meeting of stockholders must be delivered to our Corporate Secretary at our principal executive offices (please see the address above) no earlier than November 29, 2025 and no later than the close of business on December 29, 2025. The notice must set forth the information required by our Bylaws with respect to each proxy access director nomination that eligible stockholder or stockholders intend to present at the 2026 Annual Meeting of Stockholders and must otherwise be in compliance with our Bylaws.

Any notice of director nomination other than through proxy access must include the additional information required by Rule 14a-19(b) under the Exchange Act and otherwise comply with our Bylaws. In connection with the 2026 Annual Meeting of Stockholders, we intend to file a proxy statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for that meeting.

Annual Report and Available Information

Our Annual Report for the year ended December 31, 2024 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting materials. A copy of our Annual Report on Form 10-K for the year ended December 31, 2024, including financial statements and financial statement schedules but without exhibits, is available to any person whose vote is solicited by this proxy upon written request to the Corporate Secretary, American Airlines Group Inc., MD8B503, 1 Skyview Drive, Fort Worth, Texas 76155. Copies also may be obtained without charge through the SEC’s website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

Certain of the statements contained in this Proxy Statement should be considered forward-looking statements within the meaning of the Securities Act, the Exchange Act, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about the Company’s plans, objectives, expectations, intentions, estimates and strategies for the future, and other statements that

78

2025 Proxy Statement

are not historical facts. These forward-looking statements are based on the Company’s current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward-looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (especially in Part I, Item 1A. Risk Factors and Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations), and other risks and uncertainties listed from time to time in the Company’s other filings with the SEC. There may be other factors of which the Company is not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. The Company does not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statement.

79

2025 Proxy Statement

APPENDIX A

Tax Benefit Preservation Plan

AMERICAN AIRLINES GROUP INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

as Rights Agent

Tax Benefit Preservation Plan

Dated as of December 21, 2021

TAX BENEFIT PRESERVATION PLAN

Tax Benefit Preservation Plan, dated as of December 21, 2021 (this “Plan”), between AMERICAN AIRLINES GROUP INC., a Delaware corporation (the “Company”), and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent (the “Rights Agent”).

RECITALS

WHEREAS, on December 21, 2021, the Board of Directors (the “Board”) of the Company adopted this Plan, and has authorized and declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock (as defined in Section 1.6) of the Company outstanding at the close of business on January 5, 2022 (the “Record Date”) and has authorized and directed the issuance of one Right (subject to adjustment as provided herein) with respect to each share of Common Stock that shall become outstanding between the Record Date and the earliest of the Distribution Date and the Expiration Date (as such terms are defined in Sections 3.1 and 7.1, respectively), each Right initially representing the right to purchase one one-thousandth (subject to adjustment) of a share of Series B Junior Participating Preferred Stock, par value $0.01 per share (the “Series B Preferred”), of the Company having the rights, powers and preferences set forth in the form of Certificate of Designations of Series B Junior Participating Preferred Stock attached hereto as Exhibit A (as amended from time to time), upon the terms and subject to the conditions hereinafter set forth; provided, however, that Rights may be issued with respect to Common Stock that shall become outstanding after the Distribution Date and prior to the Expiration Date in accordance with Section 22;

WHEREAS, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”), its ability to use Tax Benefits (as defined herein) for income tax purposes could be substantially limited or lost altogether; and

WHEREAS, the Company views the Tax Benefits as highly valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders, and the Company believes that it is in the best interests of the Company and its stockholders that the Company provide for the protection of the Tax Benefits on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Certain Definitions. For purposes of this Plan, the following terms have the meanings indicated:

1.1. “Acquiring Person” shall mean any Person who or which, from and after the date of this Plan, shall be the Beneficial Owner of 4.9% or more of the Common Stock then outstanding, but shall not include (i) an Exempt Person or (ii) any Existing Holder, unless and until such time as such Existing Holder shall, after the first public announcement of this Plan, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to (a) a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock, (b) a split or subdivision of the outstanding Common Stock or (c) an Exempt Acquisition), unless upon acquiring such Beneficial Ownership, such Existing Holder does not Beneficially Own 4.9% or more of the Common Stock then outstanding. Notwithstanding the

A-1

2025 Proxy Statement

foregoing, no Person shall become an “Acquiring Person” as the result of either (i) an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares Beneficially Owned by such Person to 4.9% or more of the Common Stock then outstanding or (ii) an Exempt Acquisition; provided, however, that if a Person shall become the Beneficial Owner of 4.9% or more of the Common Stock then outstanding solely by reason of share purchases by the Company or an Exempt Acquisition and shall, after such share purchases by the Company or Exempt Acquisition, become the Beneficial Owner of one or more additional shares of Common Stock (other than pursuant to (a) a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock, (b) a split or subdivision of the outstanding Common Stock or (c) an Exempt Acquisition), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Stock, such Person does not Beneficially Own 4.9% or more of the Common Stock then outstanding. Notwithstanding the foregoing, if the Board determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this Section 1.1, has become such inadvertently (including, without limitation, because (A) such Person was unaware that it Beneficially Owned a percentage of Common Stock that would otherwise cause such Person to be an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership of Common Stock but had no actual knowledge of the consequences of such Beneficial Ownership under this Plan), and such Person divests as promptly as practicable (as determined, in good faith, by the Board) a sufficient number of shares of Common Stock so that such Person would no longer be an Acquiring Person, as defined pursuant to the foregoing provisions of this Section 1.1, then such Person shall not be deemed to be or have become an “Acquiring Person” at any time for any purposes of this Plan. For all purposes of this Plan, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382 and the Treasury Regulations promulgated thereunder.

1.2. “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as in effect on the date of this Plan and, to the extent not included within the foregoing, shall also include, with respect to any Person, any other Person whose Stock or other securities (i) would be deemed constructively owned by such first Person for purposes of Section 382, (ii) would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such first Person and such other Person are included or (iii) otherwise would be deemed aggregated with the Stock or other securities owned by such first Person pursuant to the provisions of Section 382.

1.3. A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of any securities:

1.3.1. which such Person, directly or indirectly, has the Right to Acquire; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own (i) securities (including rights, options or warrants) which are convertible or exchangeable into or exercisable for Common Stock until such time as such securities are converted or exchanged into or exercised for Common Stock except to the extent the acquisition or transfer of securities (including rights, options or warrants) would be treated as exercised on the date of its acquisition or transfer under Section 1.382-4(d) of the Treasury Regulations promulgated under Section 382; (ii) securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person, until such tendered securities are accepted for purchase or exchange; (iii) securities which such Person has a Right to Acquire upon the exercise of Rights at any time prior to the time that any Person becomes an Acquiring Person or (iv) securities issuable upon the exercise of Rights from and after the time that any Person becomes an Acquiring Person if such Rights were acquired by such Person prior to the Distribution Date or pursuant to Section 3.1 or Section 22 (“Original Rights”) or pursuant to Section 11.9 or Section 11.15 with respect to an adjustment to Original Rights;

1.3.2. which such Person, directly or indirectly, has or shares the right to vote or dispose of, or otherwise has “beneficial ownership” of (as defined under Rule 13d-3 of the General Rules and Regulations under the Exchange Act); provided, however, that Beneficial Ownership arising solely as a result of any such Person’s participation in a “group” (within the meaning of Rule 13d-5(b) of the General Rules and Regulations under the Exchange Act) shall be determined under Section 1.3.3 of this Plan and not under this Section 1.3.2; or

1.3.3. of which any other Person is the Beneficial Owner, if such Person has any agreement, arrangement or understanding (whether or not in writing) with such other Person with respect to acquiring, holding, voting or disposing of such securities of the Company, but only if the effect of such agreement, arrangement or understanding is to treat such

A-2

2025 Proxy Statement

Persons as an “entity” under Section 1.382-3(a)(1) of the Treasury Regulations; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security (A) if such Person has the right to vote such security pursuant to an agreement, arrangement or understanding (whether or not in writing) which (1) arises solely from a revocable proxy given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D or Schedule 13G under the Exchange Act (or any comparable or successor report), or (B) if such beneficial ownership arises solely as a result of such Person’s status as a “clearing agency,” as defined in Section 3(a)(23) of the Exchange Act; provided, further, that nothing in this Section 1.3.3 shall cause a Person engaged in business as an underwriter of securities or member of a selling group to be the Beneficial Owner of, or to Beneficially Own, any securities acquired through such Person’s participation in good faith in an underwriting syndicate until the expiration of 40 calendar days after the date of such acquisition, and then only if such securities continue to be owned by such Person at the expiration of such 40 calendar days, or such later date as the Board of the Company may determine in any specific case.

Notwithstanding anything herein to the contrary, to the extent not within the foregoing provisions of this Section 1.3, a Person shall be deemed the Beneficial Owner of, and shall be deemed to Beneficially Own, Stock held by any other Person that such Person would be deemed to constructively own or that otherwise would be aggregated with Stock owned by such Person pursuant to Section 382, or any successor provision or replacement provision and the Treasury Regulations thereunder. No Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any securities that are “Beneficially Owned” (as defined in this Section 1.3), including, without limitation, in a fiduciary capacity, by an Exempt Person or by any other such officer, director or employee of an Exempt Person.

1.4. “Business Day” shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

1.5. “close of business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

1.6. “Common Stock” when used with reference to the Company shall mean the Common Stock, par value $0.01 per share, of the Company. “Common Stock” when used with reference to any Person other than the Company shall mean the capital stock with the greatest voting power, or the equity securities or other equity interest having power to control or direct the management of, such other Person or, if such Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person, and which has issued and outstanding such capital stock, equity securities or equity interest.

1.7. “Exempt Acquisition” shall mean any increase in Beneficial Ownership by any holder of one or more additional shares of Common Stock, solely as a result of (i) equity granted to the officers and members of the board of directors of the Company and any Subsidiary of the Company in their capacity as such officers and directors or (ii) the vesting of any equity compensation awards, options, warrants, rights or similar interests granted to any Person by the Company or any Subsidiary of the Company (including as a result of an adjustment to the number of shares of Common Stock represented by any such equity compensation award, option warrant, right, or similar interest pursuant to the terms thereof).

1.8. “Exempt Person” shall mean (i) the Company, any Subsidiary of the Company, in each case including, without limitation, the officers and members of the board of directors thereof acting in their fiduciary capacities, or any employee benefit plan of the Company or of any Subsidiary of the Company or any entity or trustee holding (or acting in a fiduciary capacity in respect of) shares of capital stock of the Company for or pursuant to the terms of any such plan, or for the purpose of funding other employee benefits for employees of the Company or any Subsidiary of the Company, and (ii) any Person deemed to be an “Exempt Person” in accordance with Section 28 or Section 29.

1.9. “Existing Holder” shall mean any Person who, immediately prior to the first public announcement of the adoption of this Plan, is the Beneficial Owner of 4.9% or more of the Common Stock then outstanding.

1.10. “Person” shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, unincorporated association or organization, trust or other entity, or any group of such “Persons” having a formal or informal understanding among themselves to make a “coordinated acquisition” of shares within the meaning of Treasury Regulation § 1.382-3(a)(1) or who are otherwise treated as an “entity” within the meaning of Treasury Regulation § 1.382-3(a)(1), and shall include any successor (by merger or otherwise) of any such entity or group.

A-3

2025 Proxy Statement

1.11. “Right to Acquire” shall mean a legal, equitable or contractual right to acquire (whether directly or indirectly and whether exercisable immediately, or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise), pursuant to any agreement, arrangement or understanding, whether or not in writing (excluding customary agreements entered into in good faith with and between an underwriter and selling group members in connection with a firm commitment underwriting registered under the Securities Act of 1933, as amended (the “Securities Act”)), or upon the exercise of any option, warrant or right, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement.

1.12. “Section 382” means Section 382 of the Code or any successor or replacement provisions and the Treasury Regulation promulgated thereunder.

1.13. “Stock” means with respect to any Person, such Person’s (i) common stock, (ii) preferred shares (other than preferred shares described in Section 1504(a)(4) of the Code) and (iii) any other interest that would be treated as “stock” of such Person pursuant to Treasury Regulation § 1.382-2T(f)(18).

1.14. “Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include the filing of a report pursuant to Section 13(d) of the Exchange Act or pursuant to a comparable successor statute) by the Company or an Acquiring Person that an Acquiring Person has become such or that discloses information which reveals the existence of an Acquiring Person or such earlier date as a majority of the Board shall become aware of the existence of an Acquiring Person.

1.15. “Subsidiary” of any Person shall mean any partnership, joint venture, limited liability company, firm, corporation, unincorporated association, trust or other entity of which a majority of the voting power of the voting equity securities or equity interests is owned, of record or beneficially, directly or indirectly, by such Person.

1.16. “Stockholder Approval” shall mean the approval of this Plan by the affirmative vote of the holders of a majority of the voting power of the outstanding shares of Common Stock (or other shares that vote together with the Common Stock as one class for purposes of such an approval) that are present in person or by proxy at a Stockholder Meeting and entitled to vote on the proposal to approve this Plan.

1.17. “Stockholder Meeting” shall mean the annual meeting of stockholders of the Company, or any adjournment thereof, duly held in accordance with the Amended and Restated Bylaws of the Company, as amended from time to time, the Restated Certificate of Incorporation of the Company, as amended from time to time, and applicable law.

1.18. “Tax Benefits” shall mean net operating losses, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries and any other tax attribute the benefit of which is subject to possible limitation under Section 382.

1.19. “Treasury Regulations” means the final and temporary regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.

1.20. A “Trigger Event” shall be deemed to have occurred upon any Person becoming an Acquiring Person.

A-4

2025 Proxy Statement

1.21. The following terms shall have the meanings defined for such terms in the Sections set forth below:

Term	Section

Adjustment Shares	11.1.2

Board	Recitals

Book Entry Shares	3.1

Code	Recitals

common stock equivalent	11.1.3

Company	Preamble

current per share market price	11.4.1

Current Value	11.1.3

Distribution Date	3.1

equivalent preferred stock	11.2

Exchange Act	1.2

Exchange Consideration	27.1

Exemption Request	28

Expiration Date	7.1

Final Expiration Date	7.1

NASDAQ	9

Original Rights	1.3.2

Plan	Preamble

Principal Party	13.2

Purchase Price	4

Record Date	Recitals

Redemption Price	23.1

Requesting Person	28

Right	Recitals

Right Certificate	3.1

Rights Agent	Preamble

Securities Act	1.10

Security	11.4.1

Series B Preferred	Recitals

Spread	11.1.3

Substitution Period	11.1.3

Summary of Rights	3.2

Trading Day	11.4.1

Trust	27.1

Trust Agreement	27.1

Waiver Request	29

A-5

2025 Proxy Statement

Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as rights agent for the Company in accordance with the express terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such co-rights agents as it may deem necessary or desirable. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any such other rights agents shall be as the Company shall determine, and the Company will notify, in writing, the Rights Agent and any co-rights agents of any such respective duties. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent.

Section 3. Issuance of Right Certificates.

3.1. Rights Evidenced by Stock Certificates. Until the earlier of (i) the close of business on the tenth (10th) Business Day after the Stock Acquisition Date or (ii) the close of business on the tenth (10th) Business Day after the date of the commencement of, or first public announcement of the intent of any Person (other than an Exempt Person) to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights (unless earlier expired, redeemed or terminated) will be evidenced (subject to the provisions of Section 3.2) by the certificates for Common Stock registered in the names of the holders thereof or, in the case of uncertificated Common Stock registered in book entry form (“Book Entry Shares”), by notation in book entry (which certificates for Common Stock and Book Entry Shares shall also be deemed to be Right Certificates) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying Common Stock. The preceding sentence notwithstanding, (A) prior to the occurrence of a Distribution Date specified as a result of an event described in clauses (i) or (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date in order to make a determination pursuant to Sections 7.1(v), 7.1(vi), 28 or 29 or (B) prior to the occurrence of a Distribution Date specified as a result of an event described in clause (ii) (or such later Distribution Date as the Board may select pursuant to this sentence), the Board may postpone, one or more times, the Distribution Date which would occur as a result of an event described in clause (ii) beyond the date set forth in such clause (ii). As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent will countersign and the Company (or, if requested, the Rights Agent) will send, by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date (other than any Acquiring Person or any Affiliate or Associate of an Acquiring Person), at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock, one or more certificates for Rights, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one Right (subject to adjustment as provided herein) for each share of Common Stock so held. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

3.2. Summary of Rights. On the Record Date or as soon as practicable thereafter, the Company will send or cause to be sent a copy of a Summary of Rights to Purchase Series B Preferred, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the close of business on the Record Date (other than any Acquiring Person or any Affiliate or Associate of any Acquiring Person) at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Stock. Any failure to send a copy of the Summary of Rights shall not invalidate the Rights or affect their transfer with the Common Stock. With respect to certificates representing Common Stock and Book Entry Shares outstanding as of the close of business on the Record Date, until the Distribution Date (or the earlier Expiration Date), the Rights will be evidenced by such certificates for Common Stock registered in the names of the holders thereof or Book Entry Shares, as applicable, together with a copy of the Summary of Rights and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier Expiration Date), the surrender for transfer of any certificate for Common Stock or Book Entry Shares outstanding at the close of business on the Record Date, with or without a copy of the Summary of Rights, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby and the Book Entry Shares, as applicable.

3.3. New Certificates and Uncertificated Shares After Record Date. Certificates for Common Stock that become outstanding (whether upon issuance out of authorized but unissued Common Stock, disposition out of treasury or transfer or exchange of outstanding Common Stock) after the Record Date but prior to the earliest of the Distribution Date or the

A-6

2025 Proxy Statement

Expiration Date, or in certain circumstances provided in Section 22 hereof, after the Distribution Date, shall have impressed, printed, stamped, written or otherwise affixed onto them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefit Preservation Plan between AMERICAN AIRLINES GROUP INC. (the “Company”) and AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC, as Rights Agent, dated as of December 21, 2021 as the same may be amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights (as defined in the Plan) will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons (as defined in the Plan) or any Affiliate or Associate (as defined in the Plan) of any Acquiring Person shall become null and void and will no longer be transferable.

With respect to any Book Entry Shares, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law. Until the Distribution Date (or the earlier Expiration Date), the Rights associated with the Common Stock represented by such certificates and such Book Entry Shares shall be evidenced solely by such certificates or the Book Entry Shares alone, and the surrender for transfer of any such certificates or Book Entry Shares, except as otherwise provided herein, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or otherwise acquires any Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed canceled and retired so that the Company shall not be entitled to exercise any Rights associated with the Common Stock that are no longer outstanding.

Notwithstanding this Section 3.3, neither the omission of the legend required hereby, nor the failure to provide the notice thereof, shall affect the enforceability of any part of this Plan or the rights of any holder of the Rights.

Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and assignment, including the certifications therein, to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Plan, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or trading system on which the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the terms and conditions hereof, the Right Certificates, whenever issued, shall be dated as of the Record Date, and shall show the date of countersignature by the Rights Agent, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Series B Preferred as shall be set forth therein at the price per one one-thousandth of a share of Series B Preferred set forth therein (the “Purchase Price”), but the number of such one one-thousandths of a share of Series B Preferred and the Purchase Price shall be subject to adjustment as provided herein.

Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by the Chairman and Chief Executive Officer, President or any Executive Vice President of the Company, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the Secretary or any Assistant Secretary of the Company or by such officers as the Board may designate, either manually or by facsimile signature. The Right Certificates shall be countersigned, either manually or by facsimile signature, by an authorized signatory of the Rights Agent, but it shall not be necessary for the same signatory to countersign all of the Right Certificates hereunder. No Right Certificate shall be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the Person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Plan any such Person was not such an officer.

A-7

2025 Proxy Statement

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of this Plan, including, but not limited to, Section 11.1.2 and Section 14, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 11.1.2 or that have been exchanged pursuant to Section 27) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Series B Preferred as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender, together with any required form of assignment and certificate duly executed and properly completed, the Right Certificate or Right Certificates to be transferred, split up or combined or exchanged at the office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate or Right Certificates until the registered holder shall have properly completed and duly executed the certificate contained in the form of assignment on the reverse side of such Right Certificate or Right Certificates and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Affiliate or Associate of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company shall reasonably request. Thereupon, the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment from the holders of Right Certificates of a sum sufficient to cover any tax or charge that may be imposed in connection with any transfer, split up or combination or exchange of such Right Certificates.

Subject to the provisions of Section 11.1.2, at any time after the Distribution Date and prior to the Expiration Date, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

7.1. Exercise of Rights. Subject to Section 11.1.2 and except as otherwise provided herein, the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certification on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Series B Preferred (or other securities, cash or other assets) as to which the Rights are exercised, at or prior to the time (the “Expiration Date”) that is the earliest of (i) the close of business on December 20, 2024 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the closing of any merger or other acquisition transaction involving the Company pursuant to an agreement of the type described in Section 13.3 at which time the Rights are deemed terminated, (iv) the time at which the Rights are exchanged as provided in Section 27, (v) the close of business on December 20, 2022, if Stockholder Approval has not been obtained by that date, (vi) the close of business on the effective date of the repeal of Section 382 if the Board determines that this Plan is no longer necessary or desirable for the preservation of the Tax Benefits, or (vii) the time at which the Board determines that the Tax Benefits are fully utilized or no longer available under Section 382 or that an ownership change under Section 382 would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

A-8

2025 Proxy Statement

7.2. Purchase. The Purchase Price for each one one-thousandth of a share of Series B Preferred pursuant to the exercise of a Right shall be initially $89, shall be subject to adjustment from time to time as provided in Sections 11, 13 and 26 and shall be payable in lawful money of the United States of America in accordance with Section 7.3.

7.3. Payment Procedures. Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certification properly completed and duly executed, accompanied by payment of the aggregate Purchase Price for the total number of one one-thousandths of a share of Series B Preferred to be purchased and an amount equal to any applicable tax or charge required to be paid by the holder of such Right Certificate in accordance with Section 9, in cash or by certified or cashier’s check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i)(A) requisition from any transfer agent of the Series B Preferred (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Series B Preferred to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Series B Preferred issuable upon exercise of the Rights hereunder with a depositary agent, requisition from such depositary agent depositary receipts representing interests in such number of one one-thousandths of a share of Series B Preferred as are to be purchased (in which case certificates for the Series B Preferred represented by such receipts shall be deposited by the transfer agent with such depositary agent) and the Company hereby directs such depositary agent to comply with all such requests; (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of the issuance of fractional shares in accordance with Section 14 or otherwise in accordance with Section 11.1.3; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt, promptly deliver such cash to the registered holder of such Right Certificate, or upon the order of the registered holder of such Right Certificate, to such other Person as designated by such holder. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11.1.3, the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when appropriate.

7.4. Partial Exercise. In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his or her duly authorized assigns, subject to the provisions of Section 14.

7.5. Full Information Concerning Ownership. Notwithstanding anything in this Plan to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported transfer or exercise of Rights pursuant to Section 6 or as set forth in this Section 7 unless the certification contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) thereof or any Affiliate or Associate of such registered holder or such Beneficial Owner (or such former Beneficial Owner), in each case, as the Company shall reasonably request.

Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in canceled form, or, if surrendered to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Plan. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records or physical records of all cancelled or destroyed Rights Certificates which have been cancelled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to Rights Certificates cancelled or destroyed by the Rights Agent.

A-9

2025 Proxy Statement

Section 9. Reservation and Availability of Capital Stock. The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Series B Preferred (and, following the occurrence of a Trigger Event, out of its authorized and unissued Common Stock or other securities or out of its shares held in its treasury) the number of shares of Series B Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) that will be sufficient to permit the exercise in full of all outstanding Rights.

So long as the Series B Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) issuable upon the exercise of Rights may be listed on the NASDAQ Global Select Market (“NASDAQ”) or any other national securities exchange or traded in the over-the-counter market, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed or admitted to trading on NASDAQ and/or such other exchange or market upon official notice of issuance and delivery of any other required documentation upon such exercise.

The Company covenants and agrees that it will take all such action as may be necessary to ensure that all Series B Preferred (and, following the occurrence of a Trigger Event, Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

From and after such time as the Rights become exercisable, the Company shall use its best efforts, if then necessary, to permit the issuance of Series B Preferred upon the exercise of Rights, to register and qualify such Series B Preferred under the Securities Act and any applicable state securities or “Blue Sky” laws (to the extent exemptions therefrom are not available), cause such registration statement and qualifications to become effective as soon as possible after such filing and keep such registration and qualifications effective until the earlier of the date as of which the Rights are no longer exercisable for such securities and the Expiration Date. The Company may temporarily suspend, from time to time for a period of time not to exceed one hundred twenty (120) days in any particular instance, the exercisability of the Rights in order to prepare and file a registration statement under the Securities Act and permit it to become effective or in order to prepare and file any supplement or amendment to such registration statement or filings that the Board determines to be necessary and appropriate under applicable law. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Plan to the contrary, the Rights shall not be exercisable in any jurisdiction unless the requisite qualification or exemption in such jurisdiction shall have been obtained and until a registration statement under the Securities Act (if required) shall have been declared effective.

The Company further covenants and agrees that it will pay when due and payable any and all taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Series B Preferred (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights. The Company shall not, however, be required to pay any tax or charge which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates for the Series B Preferred (or Common Stock and/or other securities, as the case may be) in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates for Series B Preferred (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until any such tax or charge shall have been paid (any such tax or charge being payable by the registered holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax or charge is due.

Section 10. Series B Preferred Record Date. Each Person in whose name any certificate for Series B Preferred (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Series B Preferred (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable taxes or charges) was duly made; provided, however, that if the date of such surrender and payment is a date upon which the Series B Preferred (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Series B Preferred (or Common Stock and/or

A-10

2025 Proxy Statement

other securities, as the case may be) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby (or an exchange pursuant to Section 27), the holder of a Right Certificate shall not be entitled to any rights of a holder of Series B Preferred (or Common Stock or other securities, as the case may be) for which the Rights shall be exercisable, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Series B Preferred or other securities or property purchasable upon exercise of each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

11.1. Post-Execution Events.

11.1.1. Corporate Dividends, Reclassifications, Etc. In the event the Company shall, at any time after the date of this Plan, (A) declare and pay a dividend on the Series B Preferred payable in Series B Preferred, (B) subdivide the outstanding Series B Preferred, (C) combine the outstanding Series B Preferred into a smaller number of shares of Series B Preferred or (D) issue any shares of its capital stock in a reclassification of the Series B Preferred (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11.1.1, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Series B Preferred transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both Section 11.1.1 and Section 11.1.2, the adjustment provided for in this Section 11.1.1 shall be in addition to, and shall be made prior to, the adjustment required pursuant to, Section 11.1.2.

11.1.2. Acquiring Person Events; Triggering Events. Subject to Section 27, in the event that a Trigger Event occurs, then, from and after the first occurrence of such event, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Series B Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2), in accordance with the terms of this Plan and in lieu of Series B Preferred, such number of shares of Common Stock as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of one one-thousandths of a share of Series B Preferred for which a Right is then exercisable (without giving effect to this Section 11.1.2) and (y) dividing that product by 50% of the then-current per share market price of the Common Stock (determined pursuant to Section 11.4) on the first of the date of the occurrence of, or the date of the first public announcement of, a Trigger Event (the “Adjustment Shares”); provided that the Purchase Price and the number of Adjustment Shares shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6. Notwithstanding the foregoing, upon and after the occurrence of a Trigger Event, any Rights that are or were acquired or Beneficially Owned by (1) any Acquiring Person or any Affiliate or Associate of an Acquiring Person, (2) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who becomes a transferee after the Acquiring Person becomes such, or (3) a transferee of any Acquiring Person (or any Affiliate or Associate of an Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of this Section 11.1.2, and subsequent transferees, shall become void without any further action, and any holder (whether or not such holder is an Acquiring Person or an Affiliate or Associate of an Acquiring Person) of such Rights shall thereafter have no right to exercise such Rights under any provision of this Plan or otherwise. From and after the Trigger Event, no Right Certificate shall be issued pursuant to Section 3 or Section 6 that represents Rights that are or have become void pursuant to the provisions of this paragraph, and any Right Certificate delivered to the Rights Agent that represents Rights that are or have become void pursuant to the provisions of this paragraph shall be canceled. The Company shall use all reasonable efforts to ensure

A-11

2025 Proxy Statement

that the provisions of this Section 11.1.2 are complied with, but shall have no liability to any holder of Right Certificates or any other Person as a result of its failure to make any determinations with respect to any Acquiring Person or any Affiliate or Associate of an Acquiring Person or transferees hereunder.

From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exercised pursuant to this Section 11.1.2 shall thereafter be exercisable only in accordance with Section 13 and not pursuant to this Section 11.1.2.

11.1.3. Insufficient Shares. The Company may at its option substitute for Common Stock issuable upon the exercise of Rights in accordance with the foregoing Section 11.1.2 a number of shares of Series B Preferred or fraction thereof such that the then current per share market price of one share of Series B Preferred multiplied by such number or fraction is equal to the then current per share market price of one share of Common Stock. In the event that upon the occurrence of a Trigger Event there shall not be sufficient Common Stock authorized but unissued, or held by the Company as treasury shares, to permit the exercise in full of the Rights in accordance with the foregoing Section 11.1.2, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exercise of the Rights, provided, however, that if the Company determines that it is unable to cause the authorization of a sufficient number of additional shares of Common Stock, then, in the event the Rights become exercisable, the Company, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), over (2) the Purchase Price (such excess, the “Spread”) and (B) with respect to each Right (other than Rights which have become null and void pursuant to Section 11.1.2), make adequate provision to substitute for the Adjustment Shares, upon payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Series B Preferred, (4) other equity securities of the Company (including, without limitation, shares, or fractions of shares, of preferred stock which, by virtue of having dividend, voting and liquidation rights substantially comparable to those of the Common Stock, the Board has deemed in good faith to have substantially the same value as the Common Stock) (each such share of preferred stock or fractions of shares of preferred stock constituting a “common stock equivalent”), (5) debt securities of the Company, (6) other assets or (7) any combination of the foregoing having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board based upon the advice of a nationally recognized investment banking firm selected in good faith by the Board; provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the occurrence of a Trigger Event, then the Company shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date hereof to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, Common Stock (to the extent available) and then, if necessary, such number or fractions of Series B Preferred (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. If, upon the occurrence of a Trigger Event, the Board shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, then, if the Board so elects, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than one hundred twenty (120) days following the occurrence of a Trigger Event, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, is herein called the “Substitution Period”). To the extent that the Company determines that some actions need be taken pursuant to the second and/or third sentences of this Section 11.1.3, the Company (x) shall provide that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11.1.3, the value of a share of Common Stock shall be the then current per share market price (as determined pursuant to Section 11.4) on the date of the occurrence of a Trigger Event and the value of any “common stock equivalent” shall be deemed to have the same value as the Common Stock on such date. The Board may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of Rights pursuant to this Section 11.1.3.

11.2. Dilutive Rights Offering. In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Series B Preferred entitling them (for a period expiring within forty-five (45) calendar days after such record

A-12

2025 Proxy Statement

date) to subscribe for or purchase Series B Preferred (or securities having the same rights, privileges and preferences as the Series B Preferred (“equivalent preferred stock”)) or securities convertible into Series B Preferred or equivalent preferred stock at a price per share of Series B Preferred or per share of equivalent preferred stock (or having a conversion or exercise price per share, if a security convertible into or exercisable for Series B Preferred or equivalent preferred stock) less than the then current per share market price of the Series B Preferred (as determined pursuant to Section 11.4) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Series B Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of shares of Series B Preferred and shares of equivalent preferred stock which the aggregate offering price of the total number of shares of Series B Preferred and/or shares of equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such then-current per share market price and the denominator of which shall be the number of shares of Series B Preferred and shares of equivalent preferred stock outstanding on such record date plus the number of additional Series B Preferred and/or shares of equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights. Series B Preferred and shares of equivalent preferred stock owned by or held for the account of the Company or any Subsidiary of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

11.3. Distributions. In case the Company shall fix a record date for the making of a distribution to all holders of the Series B Preferred (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash, securities or assets (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or a dividend payable in Series B Preferred (which dividend, for purposes of this Plan, shall be subject to the provisions of Section 11.1.1(A))) or convertible securities, or subscription rights or warrants (excluding those referred to in Section 11.2), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Series B Preferred (as determined pursuant to Section 11.4) on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of the cash, assets, securities or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Series B Preferred and the denominator of which shall be such then-current per share market price of the Series B Preferred (as determined pursuant to Section 11.4); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price that would then be in effect if such record date had not been fixed.

11.4. Current Per Share Market Value.

11.4.1. General. For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11.4.1) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to, but not including, such date; provided, however, that in the event that the then current per share market price of the Security is determined during any period following the announcement by the issuer of such Security of (i) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares or (ii) any subdivision, combination or reclassification of such Security, and prior to the expiration of thirty (30) Trading Days after the

A-13

2025 Proxy Statement

ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the “current per share market price” shall be appropriately adjusted to reflect the then current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Security is not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if on such date the Security is not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported thereby or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board. If on any such date no such market maker is making a market in the Security, the fair value of the Security on such date as determined in good faith by the Board shall be used. The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day. If the Security is not publicly held or not so listed or traded, or if on any such date the Security is not so quoted and no such market maker is making a market in the Security, “current per share market price” shall mean the fair value per share as determined in good faith by the Board or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

11.4.2. Series B Preferred. Notwithstanding Section 11.4.1, for the purpose of any computation hereunder, the “current per share market price” of the Series B Preferred shall be determined in the same manner as set forth above in Section 11.4.1 (other than the last sentence thereof). If the then-current per share market price of the Series B Preferred cannot be determined in the manner described in Section 11.4.1, the “current per share market price” of the Series B Preferred shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Plan) multiplied by the then-current per share market price of the Common Stock (as determined pursuant to Section 11.4.1). If neither the Common Stock nor the Series B Preferred are publicly held or so listed or traded, or if on any such date neither the Common Stock nor the Series B Preferred are so quoted and no such market maker is making a market in either the Common Stock or the Series B Preferred, “current per share market price” of the Series B Preferred shall mean the fair value per share as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. For purposes of this Plan, the “current per share market price” of one one-thousandth of a share of Series B Preferred shall be equal to the “current per share market price” of one share of Series B Preferred divided by 1,000.

11.5. Insignificant Changes. No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price. Any adjustments which by reason of this Section 11.5 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-hundred thousandth of a share of Series B Preferred or the nearest ten-thousandth of a share of Common Stock or other share or security, as the case may be.

11.6. Shares Other Than Series B Preferred. If as a result of an adjustment made pursuant to Section 11.1, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Series B Preferred, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Series B Preferred contained in Sections 11.1, 11.2, 11.3, 11.5, 11.8, 11.9 and 11.13, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Series B Preferred shall apply on like terms to any such other shares.

11.7. Rights Issued Subsequent to Adjustment. All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Series B Preferred and shares of other capital stock or other securities, assets or

A-14

2025 Proxy Statement

cash of the Company, if any, purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

11.8. Effect of Adjustments on Existing Rights. Unless the Company shall have exercised its election as provided in Section 11.9, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11.2 and 11.3, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Series B Preferred (calculated to the nearest one-hundred thousandth of a share of Series B Preferred) obtained by (i) multiplying (x) the number of one one-thousandths of a share of Series B Preferred covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

11.9. Adjustment in Number of Rights. The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of one one-thousandths of a share of Series B Preferred issuable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Series B Preferred for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11.9, the Company may, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

11.10. Right Certificates Unchanged. Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Series B Preferred issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of one one-thousandths of a share of Series B Preferred which were expressed in the initial Right Certificates issued hereunder.

11.11. Par Value Limitations. Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth of the then par value, if any, of the Series B Preferred or other shares of capital stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Series B Preferred or other such shares at such adjusted Purchase Price.

11.12. Deferred Issuance. In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date of that number of shares of Series B Preferred and shares of other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Series B Preferred and shares of other capital stock or other securities, assets or cash of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

11.13. Reduction in Purchase Price. Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this

A-15

2025 Proxy Statement

Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Series B Preferred, issuance wholly for cash of any of the Series B Preferred at less than the then-current market price, issuance wholly for cash of Series B Preferred or securities which by their terms are convertible into or exchangeable for Series B Preferred, dividends on Series B Preferred payable in Series B Preferred or issuance of rights, options or warrants referred to hereinabove in this Section 11, hereafter made by the Company to holders of its Series B Preferred shall not be taxable to such stockholders.

11.14. Company Not to Diminish Benefits of Rights. The Company covenants and agrees that after the earlier of the Stock Acquisition Date or Distribution Date it will not, except as permitted by Section 23, Section 26 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

11.15. Adjustment of Rights Associated with Common Stock. Notwithstanding anything contained in this Plan to the contrary, in the event that the Company shall at any time after the date hereof and prior to the Distribution Date (i) declare or pay any dividend on the outstanding Common Stock payable in shares of Common Stock, (ii) effect a subdivision or consolidation of the outstanding Common Stock (by reclassification or otherwise than by the payment of dividends payable in shares of Common Stock), or (iii) combine the outstanding Common Stock into a greater or lesser number of shares of Common Stock, then in any such case, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date or in accordance with Section 22 shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event. The adjustments provided for in this Section 11.15 shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 or 13, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Common Stock or the Series B Preferred a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if before the Distribution Date, to each holder of a certificate representing shares of Common Stock or Book Entry Shares in respect thereof) in accordance with Section 25. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment or statement therein contained and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.

13.1. Certain Transactions. In the event that, from and after the first occurrence of a Trigger Event, directly or indirectly, (A) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of the Company or any other Person or cash or any other property, or (C) the Company shall sell, exchange, mortgage or otherwise transfer (or one or more of its Subsidiaries shall sell, exchange, mortgage or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company or one or more wholly-owned Subsidiaries of the Company in one or more transactions each of which complies with Section 11.14), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (other than Rights which have become null and void pursuant to Section 11.1.2) shall thereafter have the right to receive, upon the exercise thereof at a price per Right equal to the then current Purchase Price multiplied by the number of one one-thousandths of a share of Series B Preferred for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12), in accordance with the terms of this Plan and in lieu of Series B Preferred or Common Stock, such number of validly authorized and issued, fully paid, non-assessable and freely tradable Common Stock of the Principal Party (as such term is hereinafter defined) not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (x) multiplying the

A-16

2025 Proxy Statement

then current Purchase Price by the number of one one-thousandths of a share of Series B Preferred for which a Right was exercisable immediately prior to the first occurrence of a Trigger Event (as subsequently adjusted pursuant to Sections 11.1.1, 11.2, 11.3, 11.8, 11.9 and 11.12) and (y) dividing that product by 50% of the then current per share market price of the Common Stock of such Principal Party (determined pursuant to Section 11.4) on the date of consummation of such consolidation, merger, sale or transfer; provided that the price per Right so payable and the number of shares of Common Stock of such Principal Party so receivable upon exercise of a Right shall thereafter be subject to further adjustment as appropriate in accordance with Section 11.6 to reflect any events covered thereby occurring in respect of the Common Stock of such Principal Party after the occurrence of such consolidation, merger, sale or transfer; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all of the obligations and duties of the Company pursuant to this Plan; (iii) the term “Company” shall thereafter be deemed to refer to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Stock thereafter deliverable upon the exercise of the Rights; provided that, upon the subsequent occurrence of any consolidation, merger, sale or transfer of assets or other extraordinary transaction in respect of such Principal Party, each holder of a Right shall thereupon be entitled to receive, upon exercise of a Right and payment of the Purchase Price as provided in this Section 13.1, such cash, shares, rights, warrants and other property which such holder would have been entitled to receive had such holder, at the time of such transaction, owned the Common Stock of the Principal Party receivable upon the exercise of a Right pursuant to this Section 13.1, and such Principal Party shall take such steps (including, but not limited to, reservation of shares of stock) as may be necessary to permit the subsequent exercise of the Rights in accordance with the terms hereof for such cash, shares, rights, warrants and other property. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement confirming that the requirements of this Section 13.1 and Section 13.2 shall promptly be performed in accordance with their terms and that such consolidation, merger, sale or transfer of assets shall not result in a default by the Principal Party under this Plan as the same shall have been assumed by the Principal Party pursuant to this Section 13.1 and Section 13.2 and providing that, as soon as practicable after executing such agreement pursuant to this Section 13, the Principal Party, at its own expense, shall:

(1) prepare and file a registration statement under the Securities Act, if necessary, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date and similarly comply with applicable state securities laws;

(2) use its best efforts, if the Common Stock of the Principal Party shall be listed or admitted to trading on NASDAQ or on another national securities exchange, to list or admit to trading (or continue the listing of) the Rights and the securities purchasable upon exercise of the Rights on NASDAQ and/or such securities exchange;

(3) deliver to holders of the Rights historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 (or any successor form) under the Exchange Act; and

(4) obtain waivers of any rights of first refusal or preemptive rights in respect of the Common Stock of the Principal Party subject to purchase upon exercise of outstanding Rights.

In case the Principal Party has a provision in any of its authorized securities or in its articles or certificate of incorporation or by-laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue (other than to holders of Rights pursuant to this Section 13), in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, Common Stock or common stock equivalents of such Principal Party at less than the then current market price per share thereof (determined pursuant to Section 11.4) or securities exercisable for, or convertible into, Common Stock or common stock equivalents of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13), or (ii) providing for any special payment, taxes, charges or similar provision in connection with the issuance of the Common Stock of such Principal Party pursuant to the provision of Section 13, then, in such event, the Company hereby agrees with each holder of Rights that it shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the

A-17

2025 Proxy Statement

provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction. The Company covenants and agrees that it shall not, at any time after the Trigger Event, enter into any transaction of the type described in clauses (A) through (C) of this Section 13.1 if (i) at the time of or immediately after such consolidation, merger, sale, transfer or other transaction there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights, (ii) prior to, simultaneously with or immediately after such consolidation, merger, sale, transfer or other transaction, the stockholders of the Person who constitutes, or would constitute, the Principal Party for purposes of Section 13.2 shall have received a distribution of Rights previously owned by such Person or any of its Affiliates or Associates or (iii) the form or nature of organization of the Principal Party would preclude or limit the exercisability of the Rights. The provisions of this Section 13 shall similarly apply to successive transactions of the type described in clauses (A) through (C) of this Section 13.1.

13.2. Principal Party. “Principal Party” shall mean:

(i) in the case of any transaction described in clauses (A) or (B) of the first sentence of Section 13.1: (i) the Person that is the issuer of the securities into which the Common Stock is converted in such merger or consolidation, or, if there is more than one such issuer, the issuer the Common Stock of which has the greatest aggregate market value of shares outstanding, or (ii) if no securities are so issued, (x) the Person that is the other party to the merger, if such Person survives said merger, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value of shares outstanding or (y) if the Person that is the other party to the merger does not survive the merger, the Person that does survive the merger (including the Company if it survives) or (z) the Person resulting from the consolidation; and

(ii) in the case of any transaction described in clause (C) of the first sentence in Section 13.1, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions, or, if each Person that is a party to such transaction or transactions receives the same portion of the assets or earning power so transferred or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding; provided, however, that in any such case described in the foregoing clause (i) or (ii) of this Section 13.2, if the shares of Common Stock of such Person are not at such time or have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, then (1) if such Person is a direct or indirect Subsidiary of another Person the shares of Common Stock of which are and have been so registered, the term “Principal Party” shall refer to such other Person, or (2) if such Person is a Subsidiary, directly or indirectly, of more than one Person, the shares of Common Stock of all of which are and have been so registered, the term “Principal Party” shall refer to whichever of such Persons is the issuer of Common Stock having the greatest aggregate market value of shares outstanding, or (3) if such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in clauses (1) and (2) above shall apply to each of the owners having an interest in the venture as if the Person owned by the joint venture was a Subsidiary of both or all of such joint venturers, and the Principal Party in each such case shall bear the obligations set forth in this Section 13 in the same ratio as its interest in such Person bears to the total of such interests.

13.3. Approved Acquisitions. Notwithstanding anything contained herein to the contrary, upon the consummation of any merger or other acquisition transaction of the type described in clause (A), (B) or (C) of Section 13.1 involving the Company pursuant to a merger or other acquisition agreement between the Company and any Person (or one or more of such Person’s Affiliates or Associates) which agreement has been approved by the Board prior to any Person becoming an Acquiring Person, this Plan and the rights of holders of Rights hereunder shall be terminated in accordance with Section 7.1.

Section 14. Fractional Rights and Fractional Shares.

14.1. Cash in Lieu of Fractional Rights. The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights (except prior to the Distribution Date in accordance with Section 11.15). In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the then-current market value of a whole Right. For the purposes of this Section 14.1, the then-current market value of a whole Right shall

A-18

2025 Proxy Statement

be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on NASDAQ or, if the Rights are not listed or admitted to trading on NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the then-current market value of the Rights on such date shall be the fair value of the Rights as determined in good faith by the Board, or, if at the time of such determination there is an Acquiring Person, by a nationally recognized investment banking firm selected by the Board, which shall have the duty to make such determination in a reasonable and objective manner, which determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

14.2. Cash in Lieu of Fractional Shares of Series B Preferred. The Company shall not be required to issue fractions of shares of Series B Preferred (other than fractions which are integral multiples of one one-thousandth of a share of Series B Preferred) upon exercise or exchange of the Rights or to distribute certificates which evidence fractional shares of Series B Preferred (other than fractions which are integral multiples of one one-thousandth of a share of Series B Preferred). Interests in fractions of shares of Series B Preferred in integral multiples of one one-thousandth of a share of Series B Preferred may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it; provided, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as Beneficial Owners of the Series B Preferred represented by such depositary receipts. In lieu of fractional shares of Series B Preferred that are not integral multiples of one one-thousandth of a share of Series B Preferred, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised or exchanged as herein provided an amount in cash equal to the same fraction of the then-current per share market price of one share of Series B Preferred (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.3. Cash in Lieu of Fractional Shares of Common Stock. The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock upon the exercise or exchange of Rights. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock (as determined in accordance with Section 14.1) for the Trading Day immediately prior to the date of such exercise or exchange.

14.4. Waiver of Right to Receive Fractional Rights or Shares. The holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise or exchange of a Right, except as permitted by this Section 14.

Section 15. Rights of Action. All rights of action in respect of this Plan, except the rights of action given to the Rights Agent under Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce this Plan, and may institute and maintain any suit, action or proceeding against the Company to enforce this Plan, or otherwise enforce or act in respect of his right to exercise the Rights evidenced by such Right Certificate (or, prior to the Distribution Date, such Common Stock) in the manner provided in such Right Certificate and in this Plan. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Plan and shall be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person (including, without limitation, the Company) subject to this Plan.

A-19

2025 Proxy Statement

Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will not be evidenced by a Right Certificate and will be transferable only in connection with the transfer of the Common Stock;

(b) as of and after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer with all required certifications properly completed and duly executed;

(c) the Company and the Rights Agent may deem and treat the Person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate or Book Entry Share) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate or Book Entry Share made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Series B Preferred or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 24), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder in accordance with a fee schedule to be mutually agreed upon and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Plan and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent (which gross negligence, bad faith or willful misconduct must be determined by a final, non-appealable judgment of a court of competent jurisdiction), for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Plan, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly.

The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Plan in reliance upon any Right Certificate or certificate for the Series B Preferred or the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, instruction, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation or limited liability company or other entity into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation or limited liability company or other entity resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation or limited liability company succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Plan without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation or limited liability company or other entity would be eligible for appointment as a successor Rights Agent under the provisions of Section 21. In case at the time such successor Rights Agent shall succeed to the agency created by this Plan, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor

A-20

2025 Proxy Statement

Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Plan.

Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Plan upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

20.1. Legal Counsel. The Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the advice of such counsel shall be full and complete authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for, or in respect of any action taken or omitted by it in good faith and in accordance with such advice or opinion.

20.2. Certificates as to Facts or Matters. Whenever in the performance of its duties under this Plan the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman and Chief Executive Officer, President or any Executive Vice President of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or omitted to be taken by it under the provisions of this Plan in reliance upon such certificate.

20.3. Standard of Care. The Rights Agent shall be liable hereunder only for its own gross negligence, bad faith or willful misconduct (as determined by a final, non-appealable judgment of a court of competent jurisdiction).

20.4. Reliance on Plan and Right Certificates. The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Plan or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

20.5. No Responsibility as to Certain Matters. The Rights Agent shall not be under any responsibility in respect of the validity of this Plan or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Plan or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11.1.2) or any adjustment required under the provisions of Sections 3, 11, 13, 23 or 27 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Series B Preferred or other securities to be issued pursuant to this Plan or any Right Certificate or as to whether any Series B Preferred or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

20.6. Further Assurance by Company. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Plan.

20.7. Authorized Company Officers. The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman and Chief Executive Officer, President or any Executive Vice President of the Company, and to apply to such officers for advice or instructions in connection with its duties under this Plan, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for these instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth

A-21

2025 Proxy Statement

in writing any action proposed to be taken or omitted by the Rights Agent with respect to its duties or obligations under this Plan and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable to the Company for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified therein (which date shall not be less than three (3) Business Days after the date any such officer actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking of any such action (or the effective date in the case of omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

20.8. Freedom to Trade in Company Securities. The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Plan. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

20.9. Reliance on Attorneys and Agents. The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, omission, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

20.10. Incomplete Certificate. If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has not been completed to certify the holder is not an Acquiring Person (or an Affiliate or Associate of an Acquiring Person), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

20.11. Rights Holders List. At any time and from time to time after the Distribution Date, upon the request of the Company, the Rights Agent shall promptly deliver to the Company a list, as of the most recent practicable date (or as of such earlier date as may be specified by the Company), of the holders of record of Rights.

Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Plan upon thirty (30) days’ notice in writing mailed to the Company and to each transfer agent of the Common Stock and/or Series B Preferred, as applicable, by registered or certified mail. Following the Distribution Date, the Company shall promptly notify the holders of the Right Certificates by first-class mail of any such resignation. The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and/or Series B Preferred, as applicable, by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the resigning, removed, or incapacitated Rights Agent shall remit to the Company, or to any successor Rights Agent designated by the Company, all books, records, funds, certificates or other documents or instruments of any kind then in its possession which were acquired by such resigning, removed or incapacitated Rights Agent in connection with its services as Rights Agent hereunder, and shall thereafter be discharged from all duties and obligations hereunder. Following notice of such removal, resignation or incapacity, the Company shall appoint a successor to such Rights Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a Person organized and doing business under the laws of the State of New York or the State of Delaware (or any other state of the United States so long as such Person is authorized to do business as a banking institution in the State of New York or the State of Delaware) in good standing, having an office in the State of New York or the State of Delaware, which is authorized under such laws to exercise stock transfer or corporate trust powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100 million. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights

A-22

2025 Proxy Statement

Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and/or Series B Preferred, as applicable, and, following the Distribution Date, mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Plan or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Plan. In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the Expiration Date, the Company shall, with respect to Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, granted or awarded, or upon exercise, conversion or exchange of securities heretofore or hereinafter issued by the Company, in each case existing prior to the Distribution Date, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued and (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Section 23. Redemption.

23.1. Right to Redeem. The Board may, at its option, at any time prior to a Trigger Event, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend, recapitalization or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”), and the Company may, at its option, pay the Redemption Price in Common Stock (based on the “current per share market price,” determined pursuant to Section 11.4, of the Common Stock at the time of redemption), cash or any other form of consideration deemed appropriate by the Board. The redemption of the Rights by the Board may be made effective at such time, on such basis and subject to such conditions as the Board in its sole discretion may establish.

23.2. Redemption Procedures. Immediately upon the action of the Board ordering the redemption of the Rights (or at such later time as the Board may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held. The Company shall promptly give public notice of such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. The Company shall promptly give, or cause the Rights Agent to give, notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption shall state the method by which the payment of the Redemption Price will be made. The failure to give notice required by this Section 23.2 or any defect therein shall not affect the validity of the action taken by the Company. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 27, and other than in connection with the purchase, acquisition or redemption of Common Stock prior to the Distribution Date.

Section 24. Notice of Certain Events. In case the Company shall propose at any time after the earlier of the Stock Acquisition Date and the Distribution Date (a) to pay any dividend payable in stock of any class to the holders of Series B Preferred or to make any other distribution to the holders of Series B Preferred (other than a regular periodic cash dividend at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividends, or a stock dividend on, or a subdivision, combination or reclassification of the Common Stock), or (b) to offer to the holders of Series

A-23

2025 Proxy Statement

B Preferred rights or warrants to subscribe for or to purchase any additional Series B Preferred or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Series B Preferred (other than a reclassification involving only the subdivision of outstanding Series B Preferred), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person (other than pursuant to a merger or other acquisition agreement of the type excluded from the definition of “Beneficial Ownership” in Section 1.3), or (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Series B Preferred and/or Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least ten (10) days prior to the record date for determining holders of the Series B Preferred for purposes of such action, and in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Series B Preferred and/or Common Stock, whichever shall be the earlier.

In case any event set forth in Section 11.1.2 or Section 13 shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to the Rights Agent and to each holder of a Right Certificate, in accordance with Section 25, a notice of the occurrence of such event, which notice shall describe the event and the consequences of the event to holders of Rights under Section 11.1.2 and Section 13, and (ii) all references in this Section 24 to Series B Preferred shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Section 25. Notices. Notices or demands authorized by this Plan to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

AMERICAN AIRLINES GROUP INC.

1 Skyview Drive

Fort Worth, TX 76155

Attention: General Counsel

Subject to the provisions of Section 21 and Section 24, any notice or demand authorized by this Plan to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: Corporate Trust Department

Notices or demands authorized by this Plan to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, prior to the Distribution Date, to the holder of any certificate representing Common Stock or of any Book Entry Shares) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company or the transfer agent or registrar for the Common Stock; provided that prior to the Distribution Date a filing by the Company with the Securities and Exchange Commission shall constitute sufficient notice to the holders of securities of the Company, including the Rights, for purposes of this Plan and no other notice need be given.

Section 26. Supplements and Amendments. For so long as the Rights are then redeemable, the Company may in its sole and absolute discretion, and the Rights Agent shall, if the Company so directs, supplement or amend any provision of this Plan in any respect without the approval of any holders of Rights or Common Stock. From and after the time that the Rights are no longer redeemable, the Company may, and the Rights Agent shall, if the Company so directs, from time to time supplement or amend this Plan without the approval of any holders of Rights (i) to cure any ambiguity or to correct or

A-24

2025 Proxy Statement

supplement any provision contained herein which may be defective or inconsistent with any other provisions herein or (ii) to make any other changes or provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable, including but not limited to extending the Final Expiration Date; provided, however, that no such supplement or amendment shall adversely affect the interests of the holders of Rights as such (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person), and no such supplement or amendment may cause the Rights again to become redeemable or cause this Plan again to become amendable as to an Acquiring Person or an Affiliate or Associate of an Acquiring Person, other than in accordance with this sentence; provided further, that the right of the Board to extend the Distribution Date shall not require any amendment or supplement hereunder. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided that any supplement or amendment that does not amend Sections 18, 19, 20 or 21 hereof or this Section 26 or any other plan in a manner adverse to the Rights Agent shall become effective immediately upon execution by the Company, whether or not also executed by the Rights Agent. The Company shall promptly provide the Rights Agent with written notice of such supplement or amendment.

Section 27. Exchange.

27.1. Exchange of Common Stock for Rights. The Board may, at its option, at any time after the occurrence of a Trigger Event, exchange Common Stock for all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11.1.2) by exchanging at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such amount per Right being hereinafter referred to as the “Exchange Consideration”). Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Acquiring Person shall have become the Beneficial Owner of 50% or more of the Common Stock then outstanding. From and after the occurrence of an event specified in Section 13.1, any Rights that theretofore have not been exchanged pursuant to this Section 27.1 shall thereafter be exercisable only in accordance with Section 13 and may not be exchanged pursuant to this Section 27.1. The exchange of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Without limiting the foregoing, prior to effecting an exchange pursuant to this Section 27, the Board may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all of the Common Stock issuable pursuant to the exchange (or any portion thereof that has not theretofore been issued in connection with the exchange). From and after the time at which such shares are issued to the Trust, all stockholders then entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Any Common Stock issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable Common Stock or Series B Preferred (as the case may be), and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the shares so issued.

27.2. Exchange Procedures. Immediately upon the effectiveness of the action of the Board ordering the exchange for any Rights pursuant to Section 27.1 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive the Exchange Consideration. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than the Rights that have become null and void pursuant to the provisions of Section 11.1.2) held by each holder of Rights.

27.3. Insufficient Shares. The Company may at its option substitute, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, (i) a number of shares of Series B Preferred or fraction thereof (or equivalent preferred stock, as such term is defined in Section 11.2), (ii) cash, (iii) other equity securities of the Company or

A-25

2025 Proxy Statement

common stock equivalents, as such term is defined in Section 11.1.3), (iv) debt securities of the Company, (v) other assets or (vi) any combination of the foregoing, in each case having an aggregate value equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4) as of the date of such exchange. In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued and otherwise available for issuance to permit an exchange of Rights for Common Stock as contemplated in accordance with this Section 27, the Company shall substitute to the extent of such insufficiency, for each share of Common Stock that would otherwise be issuable upon exchange of a Right, consideration of any type described in Section 11.1.3(B)(1)-(7), which consideration shall have an aggregate current per share market price (determined pursuant to Section 11.4 hereof) equal to the current per share market price of one share of Common Stock (determined pursuant to Section 11.4 hereof) as of the date of such exchange.

Section 28. Process to Seek Exemption Prior to Trigger Event. Any Person who desires to effect any acquisition of Common Stock that would, if consummated, result in such Person beneficially owning 4.9% or more of the then outstanding Common Stock (a “Requesting Person”) may, prior to the Stock Acquisition Date and in accordance with this Section 28, request that the Board grant an exemption with respect to such acquisition under this Plan so that such Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of this Plan (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (i) the name and address of the Requesting Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to acquire Beneficial Ownership of Common Stock aggregating 4.9% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Exemption Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by the Requesting Person (A) will not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits or (B) is in the best interests of the Company despite the fact that it may adversely impact in a material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Tax Benefits. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and the Requesting Person and disinterested with respect to the Exemption Request, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of such Exemption Request.

Section 29. Waiver Subsequent to Stock Acquisition Date. The Board may, of its own accord or upon the request of a stockholder (a “Waiver Request”), subsequent to a Stock Acquisition Date and prior to the Distribution Date, and in accordance with this Section 29, grant an exemption with respect to any Acquiring Person under this Plan so that such Acquiring Person would be deemed to be an “Exempt Person” under subsection (ii) of Section 1.7 hereof for purposes of

A-26

2025 Proxy Statement

this Plan. A Waiver Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage prepaid, to the Secretary of the Company at the principal executive office of the Company. The Waiver Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, a Waiver Request shall set forth (i) the name and address of the Acquiring Person, (ii) the number and percentage of shares of Common Stock then Beneficially Owned by the Acquiring Person, together with all Affiliates and Associates of the Acquiring Person, and (iii) a reasonably detailed description of the transaction or transactions by which the Acquiring Person acquired Beneficial Ownership of Common Stock aggregating 4.9% or more of the then outstanding Common Stock and the maximum number and percentage of shares of Common Stock that the Acquiring Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to a Waiver Request as promptly as practicable (and, in any event, within ten (10) Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Waiver Request. The Acquiring Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. For purposes of considering the Waiver Request, any calculation of the number of shares of Common Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Stock of which any Person is the Beneficial Owner, shall be made pursuant to and in accordance with Section 382. The Board shall only grant an exemption for an Acquiring Person if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Stock by such Acquiring Person does not adversely impact in any material respect the time period in which the Company could use the Tax Benefits or limit or impair the availability to the Company of the Tax Benefits. Any exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that such Acquiring Person agree that it will not acquire Beneficial Ownership of shares of Common Stock in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the Company’s Tax Benefits. The facts and circumstances with respect to the Trigger Event, including whether to grant an exemption, shall be considered and evaluated by directors serving on the Board, or a duly constituted committee thereof, who are independent of the Company and such Acquiring Person and disinterested with respect to the Trigger Event, and the action of a majority of such independent and disinterested directors shall be deemed to be the determination of the Board for purposes of any exemption granted pursuant to this Section 29.

Section 30. Successors. All the covenants and provisions of this Plan by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Section 31. Benefits of this Plan. Nothing in this Plan shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Plan; but this Plan shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

Section 32. Determination and Actions by the Board or Committee Thereof. The Board, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Plan and to exercise the rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable in the administration of this Plan, including, without limitation, the right and power to (i) interpret the provisions of this Plan and (ii) make all determinations deemed necessary or advisable for the administration of this Plan (including, without limitation, a determination to redeem or not redeem the Rights or amend this Plan). In administering this Plan and exercising the rights and powers specifically granted to the Board and to the Company hereunder, and in interpreting this Plan and making any determination hereunder, the Board, or a duly authorized committee thereof, may consider any and all facts, circumstances or information it deems to be necessary, useful or appropriate. All such actions, calculations, interpretations and determinations that are done or made by the Board, or a duly authorized committee thereof, in good faith shall be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights, as such, and all other parties to the fullest extent permitted by applicable law.

Section 33. Severability. If any term, provision, covenant or restriction of this Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

A-27

2025 Proxy Statement

Section 34. Governing Law. This Plan and each Right Certificate issued hereunder shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 35. Counterparts. This Plan may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Plan transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 36. Descriptive Headings. Descriptive headings of the several Sections of this Plan are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Plan to be duly executed, as of the day and year first above written.

AMERICAN AIRLINES GROUP INC.

By:	/s/ Stephen L. Johnson
Name: Stephen L. Johnson
Title: Executive Vice President

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Michael A. Nespoli
Name: Michael A. Nespoli
Title: Executive Director

(Signature Page to Tax Benefit Reservation Plan)

A-28

2025 Proxy Statement

EXHIBIT A

FORM OF

CERTIFICATE OF DESIGNATIONS

of

SERIES B JUNIOR PARTICIPATING PREFERRED STOCK

of

AMERICAN AIRLINES GROUP INC.

(Pursuant to Section 151 of the

Delaware General Corporation Law)

American Airlines Group Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation (hereinafter called the “Board of Directors” or the “Board”) as required by Section 151 of the General Corporation Law at a meeting duly called and held on December 21, 2021.

RESOLVED, that pursuant to the authority expressly granted to and vested in the Board in accordance with the provisions of the Restated Certificate of Incorporation of the Corporation, as amended, the Board hereby creates a series of Preferred Stock, par value $0.01 per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, powers and preferences, and qualifications, limitations and restrictions thereof as follows:

Section 1. Designation and Amount. The shares of such series shall be designated as “Series B Junior Participating Preferred Stock” (the “Series B Preferred”) and the number of shares constituting the Series B Preferred shall be 1,750,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series B Preferred to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series B Preferred.

Section 2. Dividends and Distributions.

(A) Subject to the prior and superior rights of the holders of any shares of any class or series of stock of this Corporation ranking prior and superior to the Series B Preferred with respect to dividends, the holders of shares of Series B Preferred, in preference to the holders of Common Stock, par value $0.01 per share (the “Common Stock”), of the Corporation, and of any other stock ranking junior to the Series B Preferred, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series B Preferred, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1.00 or (b) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series B Preferred. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series B Preferred were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

A-29

2025 Proxy Statement

(B) The Corporation shall declare a dividend or distribution on the Series B Preferred as provided in paragraph (A) of this Section 2 immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1.00 per share on the Series B Preferred shall nevertheless be payable, when, as and if declared by the Board of Directors, in accordance with paragraph (A) above on such subsequent Quarterly Dividend Payment Date.

(C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series B Preferred from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series B Preferred entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series B Preferred in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3. Voting Rights. The holders of shares of Series B Preferred shall have the following voting rights:

(A) Subject to the provision for adjustment hereinafter set forth, each share of Series B Preferred shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series B Preferred were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series B Preferred and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

(C) Except as set forth herein, or as otherwise provided by law, holders of Series B Preferred shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

(D) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series B Preferred are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series B Preferred, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at such meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears on the Series B Preferred have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series B Preferred being entitled to cast a number of votes per share of Series B Preferred as is specified in paragraph (A) of this Section 3. Each such additional director shall serve until the next annual meeting of stockholders for the election of directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(D). Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the provisions of this Section 3(D) may be removed at any time, without cause, only by the affirmative vote of the holders of the shares of Series B Preferred at the time entitled to cast a majority of the votes entitled to be cast

A-30

2025 Proxy Statement

for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series B Preferred shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(D) shall be in addition to any other voting rights granted to the holders of the Series B Preferred in this Section 3.

Section 4. Certain Restrictions.

(A) Whenever quarterly dividends or other dividends or distributions payable on the Series B Preferred as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series B Preferred outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred, except dividends paid ratably on the Series B Preferred and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (both as to dividends and upon dissolution, liquidation or winding up) to the Series B Preferred; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series B Preferred, or any shares of stock ranking on a parity with the Series B Preferred, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective Series Bnd classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(B) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series B Preferred purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Restated Certificate of Incorporation of the Corporation, as amended, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up.

(A) Upon any liquidation, dissolution or winding up of the Corporation, voluntary or otherwise no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series B Preferred unless, prior thereto, the holders of Series B Preferred shall have received an amount per share (the “Series B Liquidation Preference”) equal to $1,000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series B Preferred shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series B Preferred, except distributions made ratably on the Series B Preferred and all such parity stock in

A-31

2025 Proxy Statement

proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of Series B Preferred were entitled immediately prior to such event under the proviso in clause (i) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event. (B) In the event, however, that there are not sufficient assets available to permit payment in full of the Series B Liquidation Preference and the liquidation preferences of all other classes and series of stock of the Corporation, if any, that rank on a parity with the Series B Preferred in respect thereof, then the assets available for such distribution shall be distributed ratably to the holders of the Series B Preferred and the holders of such parity shares in proportion to their respective liquidation preferences.

(C) Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 6.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series B Preferred shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series B Preferred shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8. No Redemption. The Series B Preferred shall not be redeemable by the Corporation.

Section 9. Rank. The Series B Preferred shall rank, with respect to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up, junior to all series of any other class of the Corporation’s Preferred Stock, except to the extent that any such other series specifically provides that it shall rank on a parity with or junior to the Series B Preferred.

Section 10. Amendment. At any time any shares of Series B Preferred are outstanding, the Restated Certificate of Incorporation of the Corporation, as amended, shall not be further amended in any manner which would materially alter or change the powers, preferences or special rights of the Series B Preferred so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series B Preferred, voting separately as a single class.

Section 11. Fractional Shares. Series B Preferred may be issued in fractions of a share that shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series B Preferred.

A-32

2025 Proxy Statement

EXHIBIT B

[Form of Right Certificate]

Certificate No. R-	Rights

NOT EXERCISABLE AFTER December 20, 2024 OR EARLIER IF NOTICE OF REDEMPTION OR EXCHANGE IS GIVEN, IF THE COMPANY IS MERGED OR ACQUIRED PURSUANT TO AN AGREEMENT OF THE TYPE DESCRIBED IN SECTION 13.3 OF THE TAX BENEFIT PRESERVATION PLAN (THE “PLAN”), IF SECTION 382 (AS DEFINED IN THE PLAN) OR ANY SUCCESSOR STATUTE IS REPEALED AND THE BOARD OF DIRECTORS DETERMINES THAT THE PLAN IS NO LONGER NECESSARY OR DESIRABLE FOR THE PRESERVATION OF THE TAX BENEFITS (AS DEFINED IN THE PLAN) OR IF THE BOARD OF DIRECTORS DETERMINES THAT THE TAX BENEFITS ARE FULLY UTILIZED OR NO LONGER AVAILABLE UNDER SECTION 382 (AS DEFINED IN THE PLAN) OR THAT AN OWNERSHIP CHANGE UNDER SECTION 382 WOULD NOT ADVERSELY IMPACT IN ANY MATERIAL RESPECT THE TIME PERIOD IN WHICH THE COMPANY COULD USE THE TAX BENEFITS, OR MATERIALLY IMPAIR THE AMOUNT OF THE TAX BENEFITS THAT COULD BE USED BY THE COMPANY IN ANY PARTICULAR TIME PERIOD, FOR APPLICABLE TAX PURPOSES. THE RIGHTS ARE SUBJECT TO REDEMPTION AT $0.01 PER RIGHT, AND TO EXCHANGE ON THE TERMS SET FORTH IN THE PLAN. UNDER CERTAIN CIRCUMSTANCES (SPECIFIED IN SECTION 11.1.2 OF THE PLAN), RIGHTS BENEFICIALLY OWNED BY OR TRANSFERRED TO AN ACQUIRING PERSON (AS DEFINED IN THE PLAN), OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS, WILL BECOME NULL AND VOID AND WILL NO LONGER BE TRANSFERABLE.

Right Certificate

AMERICAN AIRLINES GROUP INC.

This certifies that      , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Tax Benefit Preservation Plan, dated as of December 21, 2021, as the same may be amended from time to time (the “Plan”), between American Airlines Group Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York time) on December 20, 2024, at the offices of the Rights Agent, or its successors as Rights Agent, designated for such purpose, one one-thousandth of a fully paid, nonassessable share of Series B Junior Participating Preferred Stock, par value $0.01 per share (the “Series B Preferred”), of the Company, at a purchase price of $89 per one one-thousandth of a share of Series B Preferred, subject to adjustment (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase and certification duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths of a share of Series B Preferred which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of December 21, 2021, based on the Series B Preferred as constituted at such date. Capitalized terms used in this Right Certificate without definition shall have the meanings ascribed to them in the Plan. As provided in the Plan, the Purchase Price and the number of shares of Series B Preferred which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

This Right Certificate is subject to all of the terms, provisions and conditions of the Plan, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Plan reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Plan are on file at the principal offices of the Company and the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the offices of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of one one-thousandths of a share of Series B Preferred as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

A-33

2025 Proxy Statement

Subject to the provisions of the Plan, the Board may, at its option, (i) redeem the Rights evidenced by this Right Certificate at a redemption price of $0.01 per Right or (ii) exchange Common Stock for the Rights evidenced by this Certificate, in whole or in part.

No fractional Series B Preferred will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions of Series B Preferred which are integral multiples of one one-thousandth of a share of Series B Preferred, which may, at the election of the Company, be evidenced by depository receipts), but in lieu thereof a cash payment will be made, as provided in the Plan.

No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Series B Preferred or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Plan or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Plan), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Plan.

If any term, provision, covenant or restriction of the Plan is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of the Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

This Right Certificate shall not be valid or binding for any purpose until it shall have been countersigned by the Rights Agent.

WITNESS the facsimile signature of the proper officer of the Company and its corporate seal.

Dated as of      , 20 .

AMERICAN AIRLINES GROUP INC.

By
Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

as Rights Agent

By

Form of Reverse Side of Right Certificate

FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder

desires to transfer the Right Certificate.)

FOR VALUE
RECEIVED

hereby sells, assigns and transfers
unto

(Please print name and address

of transferee)

A-34

2025 Proxy Statement

Rights evidenced by this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or Associate of an Acquiring Person; and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature

FORM OF ELECTION TO PURCHASE

(To be executed if holder desires to

exercise the Right Certificate.)

To: AMERICAN AIRLINES GROUP INC.

The undersigned hereby irrevocably elects to exercise      Rights represented by this Right Certificate to purchase the Series B Preferred issuable upon the exercise of such Rights (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) and requests that certificates for such stock (or such other securities or property of the Company or of any other Person which may be issuable upon the exercise of the Rights) be issued in the name of (or to, as the case may be):

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number

(Please print name and address)

Dated:

Signature

Signature Medallion Guaranteed:

A-35

2025 Proxy Statement

Signatures must be guaranteed by an “eligible guarantor institution” as defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, which is a member of a recognized Medallion Signature Guarantee Program.

The undersigned hereby certifies that:

(1) the Rights evidenced by this Right Certificate are not Beneficially Owned by and are not being assigned to an Acquiring Person or an Affiliate or Associate of an Acquiring Person; and

(2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:

Signature

NOTICE

The signature in the foregoing Form of Assignment and Form of Election to Purchase must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or Form of Election to Purchase is not completed, the Company will deem the Beneficial Owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate of an Acquiring Person and such Assignment or Election to Purchase will not be honored.

A-36

2025 Proxy Statement

EXHIBIT C

As described in the Tax Benefit Preservation Plan, Rights which are held by or have been held by an

Acquiring Person or any Affiliate or Associate of an Acquiring Person (as defined in the Tax Benefit Preservation Plan) and certain transferees thereof shall become null and void and will no longer be transferable.

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED STOCK

On December 21, 2021, the Board of Directors of American Airlines Group Inc. (the “Company”) declared a dividend of one preferred stock purchase right (a “Right”) for each share of Common Stock, par value $0.01 (the “Common Stock”), of the Company outstanding at the close of business on January 5, 2022 (the “Record Date”). As long as the Rights are attached to the Common Stock, the Company will issue one Right (subject to adjustment) with each new share of Common Stock so that all such shares will have attached Rights. When exercisable, each Right will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series B Junior Participating Preferred Stock (the “Series B Preferred”), par value $0.01 of the Company at a price of $89 per one one-thousandth of a share of Series B Preferred, subject to adjustment (the “Purchase Price”). The description and terms of the Rights are set forth in a Tax Benefit Preservation Plan, dated as of December 21, 2021, as the same may be amended from time to time (the “Plan”), between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”).

By adopting the Plan, the Board of Directors is seeking to protect the Company’s ability to use its net operating losses, any loss or deducting attributable to a “net unrealized built-in loss” and other tax attributes (collectively, “Tax Benefits”). The Company views its Tax Benefits as highly valuable assets of the Company, which are likely to inure to the benefit of the Company and its stockholders. However, if the Company experiences an “ownership change,” as defined in Section 382 of the Internal Revenue Code (the “Code”), its ability to use the Tax Benefits could be substantially limited, and the timing of the usage of the Tax Benefits could be substantially delayed, which could significantly impair the value of the Tax Benefits. Generally, an “ownership change” occurs if the percentage of the Company’s stock owned by one or more “five percent stockholders” increases by more than fifty percentage points over the lowest percentage of stock owned by such stockholders at any time during the prior three-year period or, if sooner, since the last “ownership change” experienced by the Company. The Plan is intended to act as a deterrent to any person acquiring 4.9% or more of the outstanding shares of Common Stock without the approval of the Board of Directors. This would protect the Tax Benefits because changes in ownership by a person owning less than 4.9% of the Common Stock are not included in the calculation of “ownership change” for purposes of Section 382 of the Code. The Board of Directors believes it is in the best interest of the Company and its stockholders that the Company provide for the protection of the Tax Benefits by adopting the Plan.

Until the earlier to occur of (i) the close of business on the tenth (10th) business day following a public announcement that a person or group has acquired, or obtained the right to acquire, beneficial ownership of 4.9% or more of the Common Stock (an “Acquiring Person”) or (ii) the close of business on the tenth (10th) business day (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group becomes an Acquiring Person) following the commencement or announcement of an intention to make a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 4.9% or more of the Common Stock (the earlier of (i) and (ii) being called the “Distribution Date”), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificates or, with respect to any uncertificated Common Stock registered in book entry form, by notation in book entry, in either case together with a copy of this Summary of Rights. The Board can postpone the Distribution Date in certain circumstances. Shares held by persons participating in a group are deemed to be beneficially owned by all persons treated as the same entity for purposes of Section 382 of the Code. The Plan provides that any person who beneficially owned 4.9% or more of the Common Stock immediately prior to the first public announcement of the adoption of the Plan (each an “Existing Holder”), shall not be deemed to be an “Acquiring Person” for purposes of the Plan unless the Existing Holder becomes the beneficial owner of one or more additional shares of Common Stock (other than pursuant to (i) a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock, (ii) a split or subdivision of the outstanding Common Stock or (iii) an Exempt Acquisition (as defined below)). However, if upon acquiring beneficial ownership of one or more additional shares of Common Stock, the Existing Holder does not beneficially own 4.9% or more of the Common Stock then outstanding, the Existing Holder shall not be deemed to be an “Acquiring Person” for purposes of the Plan. The Plan includes a procedure whereby the Board of Directors will consider requests (a) to exempt

A-37

2025 Proxy Statement

certain acquisitions of Common Stock of the Company from the applicable ownership trigger if the Board determines that the acquisition will not jeopardize or endanger the availability of the Tax Benefits to the Company and (b) solely before a person beneficially owns shares of Common Stock equal to or exceeding 4.9% of the Common Stock then outstanding, to exempt certain acquisitions of Common Stock of the Company from the applicable ownership trigger if the Board determines that the acquisition is in the best interests of the Company even if it jeopardizes or endangers the availability of the Tax Benefits.

The Plan provides that any Person who becomes the Beneficial Owner of one or more additional shares of Common Stock, solely as a result of (i) equity granted to the officers and members of the board of directors of the Company and any Subsidiary of the Company in their capacity as such officers and directors or (ii) the vesting of any equity compensation awards, options, warrants, rights or similar interests granted to any Person by the Company or any Subsidiary of the Company (including as a result of an adjustment to the number of shares of Common Stock represented by any such equity compensation award, option warrant, right, or similar interest pursuant to the terms thereof) (each, an “Exempt Acquisition”), shall not be deemed to be an “Acquiring Person” for purposes of the Plan unless such Person becomes the Beneficial Owner of one or more additional shares of common stock (other than pursuant to (i) a dividend or distribution paid or made by the Company on the outstanding Common Stock in Common Stock, (ii) a split or subdivision of the outstanding Common Stock or (iii) another Exempt Acquisition). However, if upon acquiring beneficial ownership of one or more additional shares of Common Stock, such holder does not beneficially own 4.9% or more of the Common Stock, such holder shall not be deemed to be an “Acquiring Person” for purposes of the Plan.

Further, the Plan provides that until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), new Common Stock certificates issued after the close of business on the Record Date upon transfer or new issuance of the Common Stock will contain a notation incorporating the Plan by reference, and the Company will deliver a notice to that effect upon the transfer or new issuance of book entry shares. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Common Stock, with or without such notation or a copy of this Summary of Rights, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate or the book entry shares. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

The Rights are not exercisable until the Distribution Date. The Rights will expire, unless earlier redeemed or exchanged by the Company or terminated, on the earliest to occur of: (i) December 20, 2022 or if stockholder approval of the Plan has been obtained by that date, December 20, 2024, subject to the Company’s right to extend such date, (ii) the close of business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Plan is no longer necessary or desirable for the preservation of the Tax Benefits or (iii) the time at which the Board of Directors determines that the Tax Benefits are fully utilized or no longer available under Section 382 of the Code or that an ownership change under Section 382 of the Code would not adversely impact in any material respect the time period in which the Company could use the Tax Benefits, or materially impair the amount of the Tax Benefits that could be used by the Company in any particular time period, for applicable tax purposes.

Each share of Series B Preferred purchasable upon exercise of the Rights will be entitled, when, as and if declared, to a minimum preferential quarterly dividend payment of $1.00 per share or, if greater, an aggregate dividend of 1,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, dissolution or winding up of the Company, the holders of the Series B Preferred will be entitled to a minimum preferential liquidation payment of $1,000 per share (plus any accrued but unpaid dividends), provided that such holders of the Series B Preferred will be entitled to an aggregate payment of 1,000 times the payment made per share of Common Stock. Each share of Series B Preferred will have 1,000 votes and will vote together with the Common Stock. Finally, in the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Series B Preferred will be entitled to receive 1,000 times the amount received per share of Common Stock. Series B Preferred will not be redeemable. These rights are protected by customary antidilution provisions. Because of the nature of the Series B Preferred’s dividend, liquidation and voting rights, the value of one one-thousandth of a share of Series B Preferred purchasable upon exercise of each Right should approximate the value of one share of Common Stock.

A-38

2025 Proxy Statement

The Purchase Price payable, and the number of shares of Series B Preferred or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Series B Preferred, (ii) upon the grant to holders of the Series B Preferred of certain rights or warrants to subscribe for or purchase Series B Preferred or convertible securities at less than the current market price of the Series B Preferred or (iii) upon the distribution to holders of the Series B Preferred of evidences of indebtedness, cash, securities or assets (excluding regular periodic cash dividends at a rate not in excess of 125% of the rate of the last regular periodic cash dividend theretofore paid or, in case regular periodic cash dividends have not theretofore been paid, at a rate not in excess of 50% of the average net income per share of the Company for the four quarters ended immediately prior to the payment of such dividend, or dividends payable in Series B Preferred (which dividends will be subject to the adjustment described in clause (i) above)) or of subscription rights or warrants (other than those referred to above).

In the event that a Person becomes an Acquiring Person or if the Company were the surviving corporation in a merger with an Acquiring Person or any affiliate or associate of an Acquiring Person and shares of the Common Stock were not changed or exchanged, each holder of a Right, other than Rights that are or were acquired or beneficially owned by the Acquiring Person (which Rights will thereafter be null and void), will thereafter have the right to receive upon exercise that number of shares of Common Stock having a market value of two times the then current Purchase Price of the Right. In the event that, after a Person has become an Acquiring Person, the Company were acquired in a merger or other business combination transaction or more than 50% of its assets or earning power were sold, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction would have a market value of two times the then current Purchase Price of the Right.

At any time after a Person becomes an Acquiring Person and prior to the earlier of one of the events described in the last sentence of the previous paragraph or the acquisition by such Acquiring Person of 50% or more of the outstanding Common Stock, the Board of Directors may cause the Company to exchange the Rights (other than Rights owned by an Acquiring Person which will have become null and void), in whole or in part, for Common Stock at an exchange rate of one share of Common Stock per Right (subject to adjustment).

No adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Series B Preferred or Common Stock will be issued (other than fractions of Series B Preferred which are integral multiples of one one-thousandth of a share of Series B Preferred, which may, at the election of the Company, be evidenced by depository receipts), and in lieu thereof, a payment in cash will be made based on the market price of the Series B Preferred or Common Stock on the last trading date prior to the date of exercise.

The Rights may be redeemed in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”) by the Board of Directors at any time prior to the time that an Acquiring Person has become such. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company beyond those as an existing stockholder, including, without limitation, the right to vote or to receive dividends.

Any of the provisions of the Plan may be amended by the Board of Directors, or a duly authorized committee thereof, for so long as the Rights are then redeemable, and after the Rights are no longer redeemable, the Company may amend or supplement the Plan in any manner that does not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or any affiliate or associate of an Acquiring Person).

A copy of the Plan has been filed with the Securities and Exchange Commission as an Exhibit to a Current Report on Form 8-K. A copy of the Plan is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Plan, which is incorporated herein by reference.

A-39

2025 Proxy Statement

AMENDMENT NO. 1 TO TAX BENEFIT PRESERVATION PLAN

This Amendment No. 1 to the Tax Benefit Preservation Plan (this “Amendment”) is made and entered into as of October 31, 2024, by and between American Airlines Group Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company, LLC (previously known as American Stock Transfer & Trust Company, LLC), as rights agent (the “Rights Agent”), and amends that certain Tax Benefit Preservation Plan, dated as of December 20, 2021 (the “Plan”), by and between the Company and the Rights Agent. All capitalized terms used but not defined herein shall have the meanings given to such terms in the Plan.

WHEREAS, the Board of Directors of the Company has determined it advisable and in the best interests of the Company and its stockholders to amend certain provisions of the Plan;

WHEREAS, no Person (as defined in the Plan) has become an Acquiring Person (as defined in the Plan);

WHEREAS, subject to certain limited exceptions, Section 26 of the Plan provides that the Company may, in its sole and absolute discretion, and the Rights Agent shall if the Company so directs, amend any provision of the Plan in any respect without the approval of any holders of the Rights or Common Stock;

WHEREAS, this Amendment is permitted by Section 26 of the Plan and the Company desires to amend the Plan as set forth below; and

WHEREAS, pursuant to Section 26 of the Plan, the Company hereby directs that the Plan shall be amended as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Rights Agent hereby agree as follows:

Section 1. Amendments to Section 7. Section 7 of the Plan is hereby amended as follows:

a.	Clause 7.1(i) shall be removed and replaced with the following:

(i)	the close of business on October 29, 2027 (the “Final Expiration Date”),

b.	Clause 7.1 (v) shall be removed and replaced with the following:

(v)	the close of business on October 29, 2025, if Stockholder Approval has not been obtained by that date,

Section 2. Amendments to Exhibits.

a.

All references to the date of “December 20, 2024” in Exhibit B (the Form of Right Certificate) and Exhibit C (the Summary of Rights to Purchase Preferred Stock) to the Plan shall hereby be changed to “October 29, 2027”.

b.

All references to the date of “December 20, 2022” in Exhibit B (the Form of Right Certificate) and Exhibit C (the Summary of Rights to Purchase Preferred Stock) to the Plan shall hereby be changed to “October 29, 2025”.

Section 3. Amendment to Section 32. The last sentence of Section 32 of the Plan is hereby deleted.

Section 4. Effect of this Amendment. It is the intent of the parties hereto that this Amendment constitutes an amendment of the Plan as contemplated by Section 26 thereof. This Amendment shall be deemed effective as of the date hereof as if executed by both parties hereto on such date. Except as expressly provided in this Amendment, the terms of the Plan shall remain in full force and effect.

Section 5. Governing Law. This Amendment shall be deemed to be a contract made under the internal laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

Section 6. Severability. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Plan shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

Section 7. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the

A-40

2025 Proxy Statement

same instrument. A signature to this Amendment transmitted electronically shall have the same authority, effect and enforceability as an original signature.

Section 8. Descriptive Headings. Descriptive headings of the several Sections of this Amendment are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

AMERICAN AIRLINES GROUP INC.

By:	/s/ Devon E. May
Name: Devon E. May
Title: Executive Vice President and Chief Financial Officer

EQUINITI TRUST COMPANY, LLC

By:	/s/ Adam E. Burke
Name: Adam E. Burke
Title: EVP, Chief Customer Officer

[Amendment No. 1 to Tax Benefit Preservation Plan]

A-41

2025 Proxy Statement

APPENDIX B

Reconciliation of Certain GAAP to Non-GAAP Financial Information

We sometimes use financial measures that are derived from the condensed consolidated financial statements but that are not presented in accordance with generally accepted accounting principles in the U.S. (“GAAP”) to understand and evaluate our current operating performance and to allow for period-to-period comparisons. We believe these non-GAAP financial measures may also provide useful information to investors and others. These non-GAAP measures may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. We are providing a reconciliation of reported non-GAAP financial measures to their comparable financial measures on a GAAP basis. Management uses these non-GAAP financial measures to evaluate the Company’s current operating performance and to allow for period-to-period comparison. As net special items may vary from period-to-period in nature and amount, the adjustment to exclude net special items allows management an additional tool to understand our core operating performance.

The tables below present the reconciliations of the following GAAP measures to their non-GAAP measures:

•	Pre-Tax Income (GAAP measure) to Pre-Tax Income Excluding Net Special Items (non-GAAP measure);

•	Pre-Tax Income Margin (GAAP measure) to Pre-Tax Income Margin Excluding Net Special Items (non-GAAP measure);

•	Net Income (GAAP measure) to Net Income Excluding Net Special Items (non-GAAP measure); and

•	Basic and Diluted Earnings Per Share (GAAP measure) to Basic and Diluted Earnings Per Share Excluding Net Special Items (Non-GAAP measure).

	12 Months Ended December 31,
Reconciliation of Pre-Tax Income Excluding Net Special Items	2024	2023	2022
	(in millions, other than percentages)

Pre-tax income as reported	$1,154	$1,121	$186

Pre-tax net special items:

Mainline operating special items, net (1)	610	971	193

Regional operating special items, net (2)	33	8	5

Nonoperating special items, net (3)	24	362	74

Total pre-tax net special items	667	1,341	272

Pre-tax income excluding net special items	$1,821	$2,462	458

Calculation of Pre-Tax Income Margin

Pre-tax income as reported	$1,154	$1,121	186

Total operating revenues as reported	$54,211	$52,788	48,971

Pre-tax income margin	2.1%	2.1%	0.4%

Calculation of Pre-Tax Income Margin Excluding Net Special Items

Pre-tax income excluding net special items	$1,821	$2,462	458

Total operating revenues as reported	$54,211	$52,788	48,971

Pre-tax income margin excluding net special items	3.4%	4.7%	0.9%

B-1

2025 Proxy Statement

12 Months Ended December 31, 2024
Reconciliation of Net Income Excluding Net Special Items	(in millions, except share and per share amounts)

Net income as reported	$846

Net special items:

Total pre-tax net special items (1),(2), (3)	667

Net tax effect of net special items	(151)

Net income excluding net special items	$1,362

Reconciliation of Basic and Diluted Earnings Per Share Excluding Net Special Items

Net income excluding net special items	$1,362

Shares used for computation (in thousands):

Basic	656,996

Diluted	721,300

Earnings per share excluding net special items:

Basic	$2.07

Diluted (4)	$1.96

Note: Amounts may not recalculate due to rounding.

FOOTNOTES:

(1) The 2024 twelve month period mainline operating special items, net included $605 million of one-time charges resulting from the ratifications of new collective bargaining agreements with our mainline flight attendants and passenger service team members.

The 2023 twelve month period mainline operating special items, net principally included $989 million of one-time charges resulting from the ratification of a new collective bargaining agreement with our mainline pilots, including a one-time payment of $754 million as well as adjustments to other benefit-related items of $235 million.

The 2022 twelve month period mainline operating special items, net principally included a non-cash impairment charge to write down the carrying value of the Company’s retired Airbus A330 fleet to the estimated fair value due to the market conditions for certain used aircraft. The Company retired its Airbus A330 fleet in 2020.

(2) The 2024 twelve month period regional operating special items, net included a $33 million non-cash write down of regional aircraft resulting from the decision to permanently park 43 Embraer 145 aircraft.

(3) Principally included charges associated with debt refinancings and extinguishments as well as mark-to-market net unrealized gains and losses associated with certain equity investments.

(4) The 2024 twelve month period diluted earnings per share gives effect to, among other things, the Company’s outstanding 6.5% senior convertible notes by (a) adding back to earnings $51 million of interest expense, related to such convertible notes, net of estimated profit sharing and tax effects and (b) including in the diluted shares outstanding, 61.7 million shares issuable in respect to such convertible notes.

Free Cash Flow

Our free cash flow summary is presented in the table below, which is a non-GAAP measure that management believes is useful information to investors and others in evaluating our ability to generate cash from our core operating performance that is available for use to reinvest in the business or to reduce debt. We define free cash flows as net cash provided by operating activities less net cash used in investing activities, adjusted for (1) net sales of short-term investments and (2) change in restricted cash. We believe that calculating free cash flow as adjusted for these items is more useful for investors because short-term investment activity and restricted cash are not representative of activity core to our operations. This non-GAAP measure may not be comparable to similarly titled non-GAAP measures of other companies, and should be considered in addition to, and not as a substitute for or superior to, any measure of performance, cash flow or liquidity prepared in accordance with GAAP. Our calculation of free cash flow is not intended, and should not be used,

B-2

2025 Proxy Statement

to measure the residual cash flow available for discretionary expenditures because, among other things, it excludes mandatory debt service requirements and certain other non-discretionary expenditures.

Year Ended December 31, 2024
(in millions)

Net cash provided by operating activities	$3,983

Adjusted net cash used in investing activities (1)	(1,782)

Free cash flow	$2,201

(1) The following table provides a reconciliation of adjusted net cash used in investing activities for the year ended December 31, 2024 (in millions):

Net cash used in investing activities	$(968)

Adjustments:

Net sales of short-term investments	(819)

Decrease in restricted cash	5

Adjusted net cash used in investing activities	$(1,782)

B-3

2025 Proxy Statement

Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. American Airlines Group Inc. Internet: • www.proxypush.com/AAL Cast your vote online Annual Meeting of Stockholders • Have your Proxy Card ready • Follow the simple instructions to record your vote For Stockholders of record as of April 14, 2025 Phone: Wednesday, June 11, 2025 9:00 AM, Central Time 1-866-570-3320 Annual Meeting to be held via the internet—please visit • Use any touch-tone telephone • • Have your Proxy Card ready www.proxydocs.com/AAL for more details. Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 9:00 AM, Central Time, June 11, 2025. Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/AAL This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Robert D. Isom and Stephen L. Johnson (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of American Airlines Group Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS’ RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box, if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved

American Airlines Group Inc. Annual Meeting of Stockholders Please make your marks like this: Overview of Proposals: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1, 2, 3, AND 4 AGAINST PROPOSAL 5 BOARD OF D IRECTORS PROPOSAL YOUR VOTE RECOMMENDS 1. A proposal to elect 12 directors to serve until the 2026 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified; FOR AGAINST ABSTAIN 1.01 Adriane M. Brown FOR #P2# #P2# #P2# 1.02 John T. Cahill FOR #P3# #P3# #P3# 1.03 Kathryn Farmer FOR #P4# #P4# #P4# 1.04 Matthew J. Hart FOR #P5# #P5# #P5# 1.05 Robert D. Isom FOR #P6# #P6# #P6# 1.06 Susan D. Kronick FOR #P7# #P7# #P7# 1.07 Martin H. Nesbitt FOR #P8# #P8# #P8# 1.08 Denise M. O’Leary FOR #P9# #P9# #P9# 1.09 Vicente Reynal FOR #P10# #P10# #P10# 1.10 Gregory D. Smith FOR #P11# #P11# #P11# 1.11 Douglas M. Steenland FOR #P12# #P12# #P12# 1.12 Howard Ungerleider FOR #P13# #P13# #P13# FOR AGAINST ABSTAIN 2. A proposal to ratify the appointment of KPMG LLP as our independent registered public FOR accounting firm for the fiscal year ending December 31, 2025; #P14# #P14# #P14# 3. A proposal to approve, on a non-binding, advisory basis, executive compensation as disclosed in FOR the Proxy Statement for the 2025 Annual Meeting; #P15# #P15# #P15# 4. A proposal to approve Amendment No. 1 to the Tax Benefit Preservation Plan; FOR #P16# #P16# #P16# 5. Advisory vote on stockholder proposal to end participation in the Human Rights Campaign’s AGAINST Corporate Equality Index; #P17# #P17# #P17# 6. Such other business as properly may come before the 2025 Annual Meeting of Stockholders or any adjournments or postponements of the Annual Meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/AAL Authorized Signatures must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.